As filed with the Securities and Exchange Commission on September 26, 2008.

  File No. 033-58041
  File No. 811-07257

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933
  POST-EFFECTIVE AMENDMENT NO. 38  ☒
  and
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940
  AMENDMENT NO. 39  ☒

SEI INSTITUTIONAL INVESTMENTS TRUST
(Exact Name of Registrant as Specified in Charter)

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices, Zip Code)
Registrant's Telephone Number, including Area Code 610-989-1000

Timothy D. Barto
SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

  Richard W. Grant, Esquire
  Morgan, Lewis & Bockius LLP
  1701 Market Street
  Philadelphia, Pennsylvania 19103

Title of Securities Being Registered Units of Beneficial Interest

It is proposed that this filing will become effective (check appropriate box):

  ☐  immediately upon filing pursuant to paragraph (b)
  ☒  on September 30, 2008 pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ☐  on [date] pursuant to paragraph (a)(1) of Rule 485
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  on [date] pursuant to paragraph (a)(2).

If appropriate check the following box:

  ☐  This post-effective Amendment designates a new effective date for a previously filed post-effective Amendment.

SEI Institutional Investments Trust

Prospectus as of September 30, 2008

Large Cap Fund

Large Cap Diversified Alpha Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Small Cap Fund

Small/Mid Cap Equity Fund

International Equity Fund

World Equity Ex-US Fund

Screened World Equity Ex-US Fund

Emerging Markets Equity Fund

Global Equity Fund

Global Managed Volatility Fund

Enhanced LIBOR Opportunities Fund

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Extended Duration Fund

Emerging Markets Debt Fund

Real Return Plus Fund

Class A

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (each, a Fund, and together, the Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement (as discussed below). This prospectus gives you important information about the shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Large Cap Fund	3

Large Cap Diversified Alpha Fund	7

Large Cap Disciplined Equity Fund	12

Large Cap Index Fund	18

Small Cap Fund	22

Small/Mid Cap Equity Fund	26

International Equity Fund	29

World Equity Ex-US Fund	35

Screened World Equity Ex-US Fund	41

Emerging Markets Equity Fund	46

Global Equity Fund	49

Global Managed Volatility Fund	52

Enhanced LIBOR Opportunities Fund	56

Core Fixed Income Fund	62

High Yield Bond Fund	66

Long Duration Fund	70

Extended Duration Fund	74

Emerging Markets Debt Fund	78

Real Return Plus Fund	82

More Information About Fund Investments	88

Investment Adviser and Sub-Advisers	88

Purchasing And Selling Fund Shares	120

Disclosure of Portfolio Holdings Information	127

Dividends, Distributions and Taxes	127

Financial Highlights	129

How to Obtain More Information About SEI Institutional Investments Trust	Back Cover

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Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC or the Adviser) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the Emerging Markets Equity, High Yield Bond and Emerging Markets Debt Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Eligible Investors

Eligible investors are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, that have entered into an Investment Management Agreement (an Agreement) with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

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Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more sub-advisers (each, a Sub-Adviser and, together, the Sub-Advisers) who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board of Trustees. In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond Fund's assets in a manner that it believes will help the Fund achieve its investment goal. Still, investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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LARGE CAP FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds (ETFs) and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

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The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 23.28% (12/31/98)

Worst Quarter: -17.49% (09/30/02)

The Fund's total return from January 1, 2008 to June 30, 2008 was -11.90%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Russell 1000 Index.

Large Cap Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	6.59%	13.49%	5.59%	8.71%
Return After Taxes on Distributions**	5.92%	13.06%	4.84%	7.91%
Return After Taxes on Distributions and Sale of Fund Shares**	4.28%	11.64%	4.47%	7.29%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)***	5.77%	13.43%	6.20%	9.03%

* The inception date of the Fund is June 14, 1996. Index returns are shown from June 30, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.47	%**

* Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Fund — Class A Shares	0.26%
Large Cap Fund — Class A Shares (after commission recapture)	0.26%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class A Shares	$48	$151	$263	$591

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LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy

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and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $70.9 billion and $415.6 billion as of August 31, 2008).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for one year. The performance information shown is based on a full calendar year.

Best Quarter: 5.77% (06/30/07)

Worst Quarter: -3.35% (12/31/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -12.73%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Russell 1000 Index.

Large Cap Diversified Alpha Fund	1 Year	Since Inception*
Return Before Taxes	5.35%	8.91%
Return After Taxes on Distributions**	3.55%	7.57%
Return After Taxes on Distributions and Sale of Fund Shares**	3.97%	6.97%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)***	5.77%	9.72%

* The inception date of the Fund is February 28, 2006. Index returns are shown from February 28, 2006.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.39	%*
Acquired Fund Fees and Expenses	0.03	%**
Total Annual Fund Operating Expenses	0.82	%***†

* Other expenses include interest and dividend expenses associated with securities sold short (Short Sale Expenses), which were 0.32% for the most recent fiscal year.

** Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year, including investments in a portfolio of SEI Alpha Strategy Portfolios, LP as discussed under "More Information about Fund Investments."

*** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses for the most recent fiscal year were as follows:

Large Cap Diversified Alpha Fund — Class A Shares (including AFFE)	0.67%
Large Cap Diversified Alpha Fund — Class A Shares (excluding AFFE)	0.64%
Large Cap Diversified Alpha Fund — Class A Shares (excluding AFFE and Short Sale Expenses and after commission recapture)	0.32%

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Diversified Alpha Fund — Class A Shares	$84	$262	$455	$1,014

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LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in common stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $415.6 billion and $961.7 billion as of August 31, 2008). The Fund may also engage in short sales and derivative strategies, each as described below.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies which rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment). When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be

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invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign markets, including emerging markets, corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in

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the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to a lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Fixed income securities rated below the fourth highest rating category by an NRSRO (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

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Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for four years. The performance information shown is based on full calendar years.

Best Quarter: 9.84% (12/31/04)

Worst Quarter: -3.84% (12/31/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -13.05%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the S&P 500 Index.

Large Cap Disciplined Equity Fund	1 Year	Since Inception*
Return Before Taxes	3.85%	11.37%
Return After Taxes on Distributions**	1.78%	9.92%
Return After Taxes on Distributions and Sale of Fund Shares**	3.16%	9.09%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)***	5.49%	11.09%

* The inception date of the Fund is August 28, 2003. Index returns are shown from August 31, 2003.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of the 500 stocks designed to mimic the overall equity markets' industry weightings.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.03	%*
Total Annual Fund Operating Expenses	0.50	%**†

* Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year, including investments in a portfolio of SEI Alpha Strategy Portfolios, LP as discussed under "More Information about Fund Investments."

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses for the most recent fiscal year were as follows:

Large Cap Disciplined Equity Fund — Class A Shares (including AFFE)	0.22%
Large Cap Disciplined Equity Fund — Class A Shares (excluding AFFE)	0.19%
Large Cap Disciplined Equity Fund — Class A Shares (excluding AFFE and after commission recapture)	0.19%

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Disciplined Equity Fund — Class A Shares	$51	$160	$280	$628

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LARGE CAP INDEX FUND

Fund Summary

Investment Goal:  Investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the Russell 1000 Index

Investment Strategy

The Large Cap Index Fund invests substantially all of its assets in securities that are included in the Russell 1000 Index, which is composed of securities of the 1,000 largest U.S. companies (mostly common stocks) valued at between $70.9 billion and $415.6 billion as of August 31, 2008. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions.

What are the Risks of Investing in the Fund?

The Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to the index.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the Russell 1000 Index. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Index, and performance of the Fund's portfolio of securities therefore may not match that of the Russell 1000 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative

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sample of securities in the Russell 1000 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class A Shares from year to year for five years. The performance information shown is based on full calendar years.

Best Quarter: 15.59% (06/30/03)

Worst Quarter: -3.23% (12/31/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -11.20%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Russell 1000 Index.

Large Cap Index Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	5.75%	13.31%	6.72%
Return After Taxes on Distributions**	4.55%	12.63%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares**	4.25%	11.19%	5.38%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)***	5.77%	13.43%	8.03%

* The inception date of the Fund is April 1, 2002. Index returns are shown from April 30, 2002.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.17%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.24	%**

* Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and The Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Index Fund — Class A Shares	0.06%
Large Cap Index Fund — Class A Shares (after commission recapture)	0.06%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund — Class A Shares	$25	$77	$135	$306

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SMALL CAP FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $37.8 million and $3.5 billion as of August 31, 2008) or the S&P SmallCap 600 Index (between $3.5 million and $62.1 billion as of August 31, 2008). The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

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The Fund is also subject to the risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities are traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 23.61% (06/30/03)

Worst Quarter: -22.68% (09/30/98)

The Fund's total return from January 1, 2008 to June 30, 2008 was -11.74%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Russell 2000 Index.

Small Cap Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	-1.02%	16.52%	8.38%	9.54%
Return After Taxes on Distributions**	-3.76%	13.98%	6.34%	7.58%
Return After Taxes on Distributions and Sale of Fund Shares**	1.05%	13.59%	6.33%	7.44%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)***	-1.57%	16.25%	7.08%	8.52%

* The inception date of the Fund is June 14, 1996. Index returns are shown from June 30, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.72	%**

* Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Fund — Class A Shares	0.54%
Small Cap Fund — Class A Shares (after commission recapture)	0.52%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class A Shares	$74	$230	$401	$894

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SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in the common stocks and other equity securities of small- to medium-sized issuers

Investment Strategy

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small- and medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $37.8 million and $7.7 billion as of August 31, 2008). The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund's Class A Shares from year to year for four years. The performance information shown is based on full calendar years.

Best Quarter: 15.16% (12/31/04)

Worst Quarter: -5.44% (12/31/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -10.60%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Russell 2500 Index.

Small/Mid Cap Equity Fund	1 Year	Since Inception*
Return Before Taxes	0.13%	11.64%
Return After Taxes on Distributions**	-1.67%	10.14%
Return After Taxes on Distributions and Sale of Fund Shares**	0.78%	9.44%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)***	1.38%	10.78%

* The inception date of the Fund is December 15, 2003. Index returns are shown from December 31, 2003.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2500 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01	%*
Total Annual Fund Operating Expenses	0.73	%**†

* Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small/Mid Cap Equity Fund — Class A Shares (including AFFE)	0.51%
Small/Mid Cap Equity Fund — Class A Shares (excluding AFFE)	0.50%
Small/Mid Cap Equity Fund — Class A Shares (excluding AFFE and after commission recapture)	0.49%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Equity Fund — Class A Shares	$75	$233	$406	$906

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INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies

Investment Strategy

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. The Fund will invest primarily in companies located in developed countries outside of the U.S., but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). The Fund's benchmark is the Morgan Stanley Capital International (MSCI) EAFE Index (net of dividends). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

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The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some

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derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of equity securities. Further, the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities. The

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forecasting of currency market movements is extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

The Fund is also subject to the risk that international equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 20.81% (12/31/99)

Worst Quarter: -19.82% (09/30/02)

The Fund's total return from January 1, 2008 to June 30, 2008 was -9.82%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Morgan Stanley Capital International (MSCI) EAFE Index.

International Equity Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	8.00%	20.45%	8.97%	7.84%
Return After Taxes on Distributions**	3.02%	17.87%	7.22%	6.24%
Return After Taxes on Distributions and Sale of Fund Shares**	7.10%	17.13%	7.13%	6.18%
Morgan Stanley Capital International (MSCI) EAFE Index Return (reflects no deduction for fees, expenses or taxes)***	11.17%	21.59%	8.66%	7.79%

* The inception date of the Fund is June 14, 1996. Index returns are shown from June 30, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley Capital International (MSCI) EAFE Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 900 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.11	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	0.62	%***

* Other expenses include interest expenses associated with reverse repurchase agreements (Reverse Repurchase Expenses), which were 0.01% for the most recent fiscal year.

** Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

*** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect operating expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these fee waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

International Equity Fund — Class A Shares	0.40%
International Equity Fund — Class A Shares (excluding Reverse Repurchase Expenses and after commission recapture)	0.39%

For the current fiscal year, the total expenses after the voluntary waiver discussed above, and excluding expenses associated with reverse repurchase agreements, are expected to be 0.39%. For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class A Shares	$63	$199	$346	$774

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WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies, including those in emerging market countries

Investment Strategy

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

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The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

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For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of equity securities. Further, the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities. The forecasting of currency market movements is extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest

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rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

The Fund is also subject to the risk that international equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for two years. The performance information shown is based on full calendar years.

Best Quarter: 11.69% (12/31/06)

Worst Quarter: -2.75% (12/31/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -9.55%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index.

World Equity Ex-US Fund	1 Year	Since Inception*
Return Before Taxes	13.16%	21.81%
Return After Taxes on Distributions**	10.61%	19.92%
Return After Taxes on Distributions and Sale of Fund Shares**	9.14%	17.96%
Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index Return (reflects no deduction for fees, expenses or taxes)***	16.66%	21.77%

* The inception date of the Fund is March 28, 2005. Index returns are shown from March 31, 2005.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.67	%**

* Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

World Equity Ex-US Fund — Class A Shares	0.57%
World Equity Ex-US Fund — Class A Shares (after commission recapture)	0.57%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund — Class A Shares	$68	$214	$373	$835

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SCREENED WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies, including those in emerging market countries, but excluding companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses.

Investment Strategy

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index, derivative instruments whose value is based on an international equity index, derivative instruments whose value is based on an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries excluding issuers whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends), customized to reflect the exclusion of those companies that do not meet the Fund's social investment criteria. While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities,

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including ETFs, derivatives and cash equivalents. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments, and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value

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of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of

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corporate securities. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of equity securities. Further, the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities. The forecasting of currency market movements is extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The Fund's portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities, or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

The Fund is also subject to the risk that international equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The Fund commenced operations on June 30, 2008. Because the Fund did not have a full calendar year of performance as of December 31, 2007, performance results have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.35	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.00	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in underlying funds during the current fiscal year.

*** The Fund's actual total annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are voluntarily waiving a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do no not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Screened World Equity Ex-US Fund — Class A Shares	0.80%
Screened World Equity Ex-US Fund — Class A Shares (after commission recapture)	0.80%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Screened World Equity Ex-US Fund — Class A Shares	$102	$318

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EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of emerging market companies

Investment Strategy

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility

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associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

As of August 31, 2008, the Fund had not yet commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.45	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.50	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in underlying funds during the current fiscal year.

*** The Fund's actual total annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are voluntarily waiving a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Emerging Markets Equity Fund — Class A Shares	1.40%
Emerging Markets Equity Fund — Class A Shares (after commission recapture)	1.40%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Emerging Markets Equity Fund — Class A Shares	$153	$474

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GLOBAL EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of issuers located in developed countries, including the United States, and in emerging market countries

Investment Strategy

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the United States. Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. Generally, approximately 50% of the Fund's assets will be invested in non-U.S. issuers consistent with the Fund's benchmark. However, the Fund's investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund's investment strategy at a particular point in time. The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various

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risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

As of August 31, 2008, the Fund had not yet commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	0.85	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in underlying funds during the current fiscal year.

*** The Fund's actual total annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are voluntarily waiving a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Global Equity Fund — Class A Shares	0.65%
Global Equity Fund — Class A Shares (after commission recapture)	0.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Equity Fund — Class A Shares	$87	$271

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal:  Capital appreciation with less volatility than the broad global equity markets

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to generate capital appreciation, but with a lower level of volatility than the broad global equity markets by employing investment strategies consistent with that goal

Investment Strategy

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, ETFs, depositary receipts and equity options. The Fund also may invest in futures, options on futures and swap agreements, and engage in short sales.

Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. Each Sub-Adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Adviser believes would produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund seeks to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility, there can be no assurance that the Fund will be able to achieve this objective. In fact, the Fund may have greater volatility than that of the broad global equity markets. The Fund is also subject to the risk that the

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equity securities the Fund invests in may underperform, or equity securities that the Fund sells short may outperform, other segments of the equity markets or the equity markets as a whole.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

The Fund may employ investment strategies that involve different risks than the strategies used by typical mutual funds, including short sales. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

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ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

The Fund takes passive positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Passive investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of August 31, 2008, the Fund had not yet commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.15	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	0.80	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in underlying funds during the current fiscal year.

*** The Fund's actual total annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are voluntarily waiving a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Global Managed Volatility Fund — Class A Shares	0.44%
Global Managed Volatility Fund — Class A Shares (after commission recapture)	0.44%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Managed Volatility Fund — Class A Shares	$82	$255

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ENHANCED LIBOR OPPORTUNITIES FUND

Fund Summary

Investment Goal:  Capital appreciation and income

Share Price Volatility:  Low to Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to provide an enhanced return above LIBOR (London Interbank Offered Rate)

Investment Strategy

The Enhanced LIBOR Opportunities Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one ratings agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 20% of the Fund's assets will be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

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What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Fixed income securities rated below the fourth highest rating category by an NRSRO (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual

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maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the

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Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks, including changes in exchange rates, and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. Exchange rates for currencies fluctuate daily and are affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls and speculation. As a result, the Fund may experience volatility with respect to its value and its returns as a result of its exposure to foreign currencies through direct holding of such currencies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for one year. The performance information shown is based on a full calendar year.

Best Quarter: 1.80% (06/30/07)

Worst Quarter: -1.95% (12/31/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -3.40%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Merrill Lynch 3-Month London Interbank Offered Rate (LIBOR) Constant Maturity Index.

Enhanced LIBOR Opportunities Fund	1 Year	Since Inception*
Return Before Taxes	-0.50%	-0.38%
Return After Taxes on Distributions**	-2.40%	-2.23%
Return After Taxes on Distributions and Sale of Fund Shares**	-0.29%	-1.34%
Merrill Lynch 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)***	5.61%	5.61%

* The inception date of the Fund is December 14, 2006. Index returns are shown from December 31, 2006.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.06	%*
Total Annual Fund Operating Expenses	0.61	%**†

* Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year, including investments in a portfolio of SEI Alpha Strategy Portfolios, LP as discussed under "More Information about Fund Investments."

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses for the most recent fiscal year were as follows:

Enhanced LIBOR Opportunities Fund — Class A Shares (including AFFE)	0.48%
Enhanced LIBOR Opportunities Fund — Class A Shares (excluding AFFE)	0.42%

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Enhanced LIBOR Opportunities Fund — Class A Shares	$62	$195	$340	$762

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal:  Current income consistent with the preservation of capital

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing multiple sub-advisers that have fixed income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of August 31, 2008 it was 4.71 years. The Fund's current dollar-weighted average duration is 4.67 years. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-), as listed with S&P or a similar ratings agency. However, the Fund may invest in non-rated securities or securities rated below investment grade (BB, B and CCC).

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to

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these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 4.79% (12/31/00)

Worst Quarter: -1.84% (06/30/04)

The Fund's total return from January 1, 2008 to June 30, 2008 was -0.49%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Lehman Aggregate Bond Index.

Core Fixed Income Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	6.58%	4.87%	6.02%	6.63%
Return After Taxes on Distributions**	4.63%	3.06%	3.67%	4.18%
Return After Taxes on Distributions and Sale of Fund Shares**	4.24%	3.10%	3.70%	4.17%
Lehman Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)***	6.96%	4.42%	5.97%	6.46%

* The inception date of the Fund is June 14, 1996. Index returns are shown from June 30, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Aggregate Bond Index is a widely recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.37	%**

* Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Core Fixed Income Fund — Class A Shares	0.14%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class A Shares	$38	$119	$208	$468

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal:  Total return

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that have high yield investment expertise, the Fund invests in high yield, high risk securities

Investment Strategy

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below the fourth highest rating category by an NRSRO (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC select securities that offer a high current yield (or return) as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security. As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB).

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their

SEI / PROSPECTUS

operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for two years. The performance information shown is based on full calendar years.

Best Quarter: 3.95% (12/31/06)

Worst Quarter: -1.10% (12/31/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -1.76%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Merrill Lynch U.S. High Yield Master II Constrained Index.

High Yield Bond Fund	1 Year	Since Inception*
Return Before Taxes	2.05%	6.40%
Return After Taxes on Distributions**	-1.10%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares**	1.36%	3.65%
Merrill Lynch U.S. High Yield Master II Constrained Index Return (reflects no deduction for fees, expenses or taxes)***	2.53%	6.56%

* The inception date for the Fund is December 5, 2005. Index returns are shown from December 31, 2005.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, including 144a issues. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly. The Merrill Lynch U.S. High Yield Master II Constrained Index reflects the reinvestment of dividends.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01	%*
Total Annual Fund Operating Expenses	0.56	%**†

* Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

High Yield Bond Fund — Class A Shares (including AFFE)	0.36%
High Yield Bond Fund — Class A Shares (excluding AFFE)	0.35%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class A Shares	$57	$179	$313	$701

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LONG DURATION FUND

Fund Summary

Investment Goal:  Return characteristics similar to those of high-quality corporate bonds, with a duration range of 10 - 13 years

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser that has fixed income expertise, the Fund invests in high quality U.S. fixed income securities and derivative securities

Investment Strategy

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between ten and thirteen years. The Fund's current dollar-weighted average life is 8.46 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by 10% if

SEI / PROSPECTUS

interest rates change by 1%. For this reason, a portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Since the Fund will maintain a relatively long duration of ten to thirteen years, it will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration will be.

Corporate fixed income securities are fixed income securities issued by private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivative instruments, such as swaps, are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Swaps are arrangements whereby two parties (counterparties) enter into an agreement to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined dollar amount (notional principal value). The counterparties do not exchange the notional principal amount, only the payment streams. Swaps are generally subject to the same risks as other derivative securities (described above).

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for three years. The performance information shown is based on full calendar years.

Best Quarter: 7.24% (06/30/05)

Worst Quarter: -3.52% (06/30/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -9.20%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Lehman Long U.S. Treasury Index and the Lehman 15 Year Bellwether Swap Index.

Long Duration Fund	1 Year	Since Inception*
Return Before Taxes	3.06%	4.81%
Return After Taxes on Distributions**	1.14%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares**	1.96%	2.87%
Lehman Long U.S. Treasury Index Return (reflects no deduction for fees, expenses or taxes)***	9.81%	7.20%
Lehman 15 Year Bellwether Swap Index Return (reflects no deduction for fees, expenses or taxes)***	9.69%	6.83%

* The inception date of the Fund is April 21, 2004. Index returns are shown from April 30, 2004.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Long U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. The Lehman 15 Year Bellwether Swap Index measures the total return of investing in 15-year par swaps over time.

SEI / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.39	%**

* Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Long Duration Fund — Class A Shares	0.20%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Long Duration Fund — Class A Shares	$40	$125	$219	$493

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EXTENDED DURATION FUND

Fund Summary

Investment Goal:  Return characteristics similar to those of high-quality corporate bonds, with a duration range of 23 - 26 years

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing a sub-adviser that has fixed income expertise, the Fund invests in high quality U.S. fixed income securities and derivative securities

Investment Strategy

Under normal circumstances, the Extended Duration Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between twenty-three and twenty-six years. The Fund's current dollar-weighted average life is 13.29 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of twenty-five years means that the fixed income security's price will change by 25%

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if interest rates change by 1%. For this reason, a portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Since the Fund will maintain a relatively long duration of twenty-three to twenty-six years, it will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration will be.

Corporate fixed income securities are fixed income securities issued by private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivative instruments, such as swaps, are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Swaps are arrangements whereby two parties (counterparties) enter into an agreement to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined dollar amount (notional principal value). The counterparties do not exchange the notional principal amount, only the payment streams. Swaps are generally subject to the same risks as other derivative securities (described above).

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for three years. The performance information shown is based on full calendar years.

Best Quarter: 18.00% (06/30/05)

Worst Quarter: -9.16% (06/30/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was -2.65%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Lehman 20 Year U.S. Treasury Strip Index and the Hybrid (2xLehman 20 year Bellwether Swap Index) — Lehman 3 Month Bellwether Swap Index.

Extended Duration Fund	1 Year	Since Inception*
Return Before Taxes	7.25%	7.52%
Return After Taxes on Distributions**	5.28%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares**	4.61%	4.90%
Lehman 20 Year U.S. Treasury Strip Index Return (reflects no deduction for fees, expenses or taxes)***	10.73%	11.27%
Hybrid (2xLehman 20 Year Bellwether Swap Index) —	13.38%	9.95%
Lehman 3 Month Bellwether Swap Index (reflects no deduction for fees, expenses or taxes)***	5.38%	4.02%

* The inception date of the Fund is April 21, 2004. Index returns are shown from April 30, 2004.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 20 Year U.S. Treasury Strip Index is an Index of Treasury Strips with maturities of approximately 20 years. The Lehman 20 Year Bellwether Swap Index measures the total return of investing in 20-year par swaps over time. The Lehman 3 Month Bellwether Swap Index measures the total return of investing in 3-month par swaps over time.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.38	%**

* Represents less than one basis point. Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary fee waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Extended Duration Fund — Class A Shares	0.20%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Extended Duration Fund — Class A Shares	$39	$122	$213	$480

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal:  Maximize total return

Share Price Volatility:  High to very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in U.S.-dollar-denominated debt securities of emerging market issuers.

Investment Strategy

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S.-dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by an NRSRO, commonly referred to as junk bonds).

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Junk bonds involve greater risks of default or downgrade, and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

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Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The foreign sovereign debt securities and "Brady Bonds" the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for two years. The performance information shown is based on full calendar years.

Best Quarter: 6.84% (09/30/06)

Worst Quarter: -2.83% (06/30/06)

The Fund's total return from January 1, 2008 to June 30, 2008 was -1.25%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index.

Emerging Markets Debt Fund	1 Year	Since Inception*
Return Before Taxes	6.42%	9.64%
Return After Taxes on Distributions**	3.62%	7.07%
Return After Taxes on Distributions and Sale of Fund Shares**	4.19%	6.74%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)***	6.16%	7.99%

* The inception date of the Fund is December 5, 2005. Index returns are shown from December 31, 2005.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The J.P. Morgan EMBI Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entities.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.93%*

* The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Emerging Markets Debt Fund — Class A Shares	0.55%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class A Shares	$95	$296	$515	$1,143

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REAL RETURN PLUS FUND

Fund Summary

Investment Goal:  Total return exceeding the rate of inflation

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple managers, the Fund invests in inflation-sensitive securities for inflation protection and other types of securities to enhance return.

Investment Strategy

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S.

Under normal circumstances, the Fund will invest a significant portion of its assets in fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund may also use derivative instruments that provide an inflation-adjusted return.

In an attempt to enhance return, the Fund may employ an "alpha overlay" strategy that is backed by the securities mentioned below. The overlay strategy may be invested in instruments across domestic and international equity, fixed income and currency markets. This strategy may use a wide range of derivative instruments (or direct investments) to allocate exposure among asset classes, countries and currencies. The Fund may allocate investments without limit to any one of the equity, bond and currency asset classes.

The Fund may also invest in other types of inflation-sensitive securities, such as real estate investment trusts (REITs). A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may also invest in: (i) securities issued or guaranteed by the

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U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to a lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

The Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Further, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Investments in commodity-linked securities may be more volatile and less liquid than direct investment in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Collateralized debt obligations (CDOs) are a type of asset-backed security. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning

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the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for one year. The performance information shown is based on a full calendar year.

Best Quarter: 4.71% (12/31/07)

Worst Quarter: 0.42% (06/30/07)

The Fund's total return from January 1, 2008 to June 30, 2008 was 5.66%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2007 to those of the Lehman US Treasury Inflation Notes 1-10 Year Index.

Real Return Plus Fund	1 Year	Since Inception*
Return Before Taxes	12.00%	11.24%
Return After Taxes on Distributions**	10.05%	9.39%
Return After Taxes on Distributions and Sale of Fund Shares**	7.87%	8.52%
Lehman US Treasury Inflation Notes 1-10 Year Index Return (reflects no deduction for fees, expenses or taxes)***	11.44%	11.44%

* The inception date of the Fund is December 14, 2006. Index returns are shown from December 31, 2006.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman US Treasury Inflation Notes 1-10 Year Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 10 years.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01	%*
Total Annual Fund Operating Expenses	0.78	%**†

* Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of the fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Real Return Plus Fund — Class A Shares (including AFFE)	0.44%
Real Return Plus Fund — Class A Shares (excluding AFFE)	0.43%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Plus Fund — Class A Shares	$80	$249	$433	$966

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MORE INFORMATION ABOUT FUND INVESTMENTS

To achieve its investment goal, each Fund may invest in one or more portfolios (each, a "Portfolio") of SEI Alpha Strategy Portfolios, LP, a registered open-end investment company which was established to permit the Funds (and other SIMC sponsored mutual funds) to pursue their respective investment strategies in an efficient manner. A Fund may invest in a Portfolio only if the Portfolio invests in securities and pursues investment strategies that are consistent with the Fund's investment strategy. Additional information regarding SEI Alpha Strategy Portfolios, LP, including the Sub-Advisers that manage a portion of each Portfolio, is provided under "Sub-Advisers and Portfolio Managers — SEI Alpha Strategy Portfolios, LP." Each Portfolio has expenses associated with its operations, including advisory and administration fees. When a Fund invests in a Portfolio, it will bear a pro rata portion of the Portfolio's expenses. These expenses will be reflected in a Fund's fee table as "Acquired Fund Fees and Expenses."

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of August 31, 2008, SIMC had approximately $96.9 billion in assets under management. For the fiscal year or period ended May 31, 2008, SIMC received investment advisory fees (after fee waivers), as a percentage of each Fund's net assets, at the following annual rates:

Large Cap Fund	0.24%
Large Cap Diversified Alpha Fund	0.30%
Large Cap Disciplined Equity Fund	0.18%

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Large Cap Index Fund	0.04%
Small Cap Fund	0.52%
Small/Mid Cap Equity Fund	0.48%
International Equity Fund	0.34%
World Equity Ex-US Fund	0.51%
Enhanced LIBOR Opportunities Fund	0.38%
Core Fixed Income Fund	0.12%
High Yield Bond Fund	0.34%
Long Duration Fund	0.16%
Extended Duration Fund	0.17%
Emerging Markets Debt Fund	0.52%
Real Return Plus Fund	0.40%

For the fiscal year ended May 31, 2008, the Screened World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds were not in operation. Each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Screened World Equity Ex-US Fund	0.65%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%
Global Managed Volatility Fund	0.65%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' annual report, which covers the period June 1, 2007 through May 31, 2008.

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Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

AllianceBernstein L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Fund. Bernstein's Structured Equity Investment Policy Group, headed by Josh Lisser, the firm's Chief Investment Officer for Structured Equities who is responsible for the day-to-day coordination of the portfolio's investments, manages the portion of the Large Cap Fund's assets allocated to Bernstein. He joined Alliance Capital Management L.P. in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and Portfolio Manager with AJO for 24 years. Mr. Aronson is involved with AJO's administration and marketing. Kevin M. Johnson, Ph.D., has been a Principal and Portfolio Manager with the firm for 15 years. Mr. Johnson directs AJO's research and development efforts. Principal Gina Marie N. Moore, CFA, CPA, has been with AJO for 10 years as a Portfolio Manager and Research Analyst. Ms. Moore also focuses on marketing for AJO. Principal Martha E. Ortiz, CFA, CIC, has been a Portfolio Manager with the firm for 21 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Principal Stefani Cranston, CFA, CPA, has been with AJO for 17 years as a Portfolio Manager and Portfolio and Financial Accountant. Principal Stuart P. Kaye, CFA, has been with AJO for less than one year as a Portfolio Manager. Prior to joining AJO, Mr. Kaye was a Global Partner at Invesco from 1997 to 2008. Principal R. Brian Wenzinger, CFA, has been with AJO for 8 years as a Portfolio Manager and Research Analyst.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of

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Dr. Adrian Banner, Senior Investment Officer since September 2007; David Hurley, Chief Operating Officer since March 2002; Dr. Jason Greene, Vice President and Senior Investment Officer since September 2006; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003. Dr. Banner, previously INTECH's Director of Research, joined the portfolio management team at INTECH in August 2002. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined the portfolio management team at INTECH in January 1988 from Prudential. Dr. Greene, previously a tenured Associate Professor of Finance at Georgia State University from September 1999 to August 2006, joined the portfolio management team at INTECH in September of 2006. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined the portfolio management team at INTECH in June 1998 from QED Information Systems.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), is a limited partnership organized under the laws of Delaware. GSAM, a wholly owned subsidiary of The Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Fund. A team of 17 investment professionals manages the portion of the Large Cap Fund's assets allocated to GSAM. This team is led by Steven M. Barry, Gregory H. Ekizian, and David G. Shell, who presently serve as Chief Investment Officers. Mr. Barry, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM in 1999. Mr. Shell, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM in January 1997 when GSAM acquired Liberty Investment Management. He was a senior portfolio manager at Liberty Investment Management prior to the acquisition. Mr. Ekizian, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM in January 1997 when GSAM acquired Liberty Investment Management. He was a senior portfolio manager at Liberty Investment Management prior to the acquisition.

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 Light Street, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Fund. The portfolio manager of the Large Cap Fund's assets allocated to LMCM is Mary Chris Gay. Ms. Gay is responsible for the day-to-day management and investment decisions made with respect to the Large Cap Fund. Ms. Gay manages the portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. Mr. Miller, Chairman and Chief Investment Officer of LMCM, joined Legg Mason, Inc. in 1981 as the Director of Research.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago,Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Large Cap Fund. William A. Vogel, CFA-CEO of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 20 years, and has 32 years of investment experience. His role is to function as a participant in the

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security selection process for the Large Cap Fund, as well as act as the principal liaison with SEI with regard to the servicing of its relationship with Montag & Caldwell.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., Mitchell B. Stern, Ph.D., and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Stern, a Principal, is responsible for the portfolio management and investment research for the Large Cap Fund. He is also responsible for research, development, and management of structured products, tax-managed separate accounts and long-short strategies of QMA. Mr. Stern joined QMA's predecessor in 1997. He also has twelve years of experience as a consultant to portfolio managers and hedge funds on quantitative investment strategies. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Fund. Mr. Lockwood is responsible for managing portfolios, investment research, and new product development for QMA. He joined QMA's predecessor in 1988.

LARGE CAP DIVERSIFIED ALPHA FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 12 years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 12 years ago. Steve Sapra, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic eight years ago. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Sapra. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. Bein serves in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and Portfolio Manager with AJO for 24 years. Mr. Aronson is involved with AJO's administration and marketing. Kevin M. Johnson, Ph.D., has been a Principal and Portfolio Manager with the firm for 15 years. Mr. Johnson directs AJO's research and development efforts. Principal Gina Marie N. Moore, CFA, CPA, has been with AJO for 10 years as a Portfolio Manager and Research Analyst. Ms. Moore also focuses on marketing for AJO. Principal Martha E. Ortiz, CFA, CIC, has been a Portfolio Manager with the firm for 21 years. Ms. Ortiz oversees trading and is in charge of portfolio

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implementation. Principal Stefani Cranston, CFA, CPA, has been with AJO for 17 years as a Portfolio Manager and Portfolio and Financial Accountant. Principal Stuart P. Kaye, CFA, has been with AJO for less than one year as a Portfolio Manager. Prior to joining AJO, Mr. Kaye was a Global Partner at Invesco from 1997 to 2008. Principal R. Brian Wenzinger, CFA, has been with AJO for 8 years as a Portfolio Manager and Research Analyst.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Delaware. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of Dr. Adrian Banner, Senior Investment Officer since September 2007; David Hurley, Chief Operating Officer since March 2002; Dr. Jason Greene, Vice President and Senior Investment Officer since September 2006; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003. Dr. Banner, previously INTECH's Director of Research, joined the portfolio management team at INTECH in August 2002. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined the portfolio management team at INTECH in January 1988 from Prudential. Dr. Greene, previously a tenured Associate Professor of Finance at George State University from September 1996 to August 2006, joined the portfolio management team at INTECH in September of 2006. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined the portfolio management team at INTECH in June 1998 from QED Information Systems.

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 Light Street, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. The portfolio manager of the Large Cap Diversified Alpha Fund's assets allocated to LMCM is Mary Chris Gay. Ms. Gay is responsible for the day-to-day management and investment decisions made with respect to the Large Cap Diversified Alpha Fund. Ms. Gay manages the portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. Mr. Miller, Chairman and Chief Investment Officer of LMCM, joined Legg Mason, Inc. in 1981 as the Director of Research.

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Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Diversified Alpha Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., Mitchell B. Stern, Ph.D., Devang Gambhirwala, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Stern, a Principal of QMA, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. He is also responsible for research, development, and management of structured products, tax-managed separate accounts and long-short strategies for QMA. Mr. Stern joined QMA's predecessor in 1997. Mr. Gambhirwala, a Vice President of QMA, is responsible for portfolio management and investment research for the Large Cap Diversified Alpha Fund. Mr. Gambhirwala is a portfolio manager for long-short strategies for QMA. He is also responsible for the management of structured products. Mr. Gambhirwala joined QMA's predecessor in 1986. Mr. Lockwood, a Managing Director of QMA, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Mr. Lockwood is responsible for managing portfolios, investment research, and new product development for QMA. He joined QMA's predecessor in 1988.

SEI LIBOR Plus Portfolio: As described in "More Information about Fund Investments," the Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

LARGE CAP DISCIPLINED EQUITY FUND:

AlphaSimplex Group, LLC: AlphaSimplex Group, LLC (AlphaSimplex), located at One Cambridge Center, Cambridge, Massachusetts 02142, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A committee of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to AlphaSimplex. AlphaSimplex's Investment Committee is charged with the responsibility of vetting, approving and documenting all investment products and services, as well as reviewing the corresponding performance results. The four Investment Committee members with the most significant responsibility for managing the assets of the Large Cap Disciplined Equity Fund allocated to AlphaSimplex are Andrew W. Lo, Jeremiah H. Chafkin, Arnout M. Eikeboom and Philippe P. Lüdi. Dr. Lo is the founder of AlphaSimplex and serves as the firm's Chief Scientific Officer, Chairman of the Investment Committee as well as Chairman of the firm's Board of Directors. He has been with AlphaSimplex since the firm's inception in 1999. Mr. Chafkin joined AlphaSimplex in 2007 as the firm's President and also serves as a Director. Mr. Chafkin was President and Chief Executive Officer of Natixis Global Asset Management, L.P. (Natixis) — U.S. and Asia between 2006 and 2007. Prior to joining Natixis in 2006, Mr. Chafkin was an Executive Vice President at Charles Schwab & Co. Dr. Eikeboom, Chief Risk Officer and Chief

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Compliance Officer, has been with the firm since 2000. Dr. Lüdi, Senior Research Scientist, specializes in time series analysis and machine learning, and has been with the firm since 2006. Prior to 2006, Dr. Lüdi was in a doctoral program for bioinformatics at Duke University.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Analytic. The team consists of Dennis Bein, a Chief Investment Officer and a Portfolio Manager, who is responsible for the ongoing research, implementation and oversight for Analytic's U.S. equity strategies, as well as the day-to-day portfolio management and trading of those accounts. Mr. Bein has been a member of the U.S. equity team since joining the firm 12 years ago. Steve Sapra, a Portfolio Manager, is responsible for ongoing research for Analytic's U.S. equity strategies, as well as day-to-day portfolio management and trading. Mr. Sapra has been a member of the U.S. equity team since joining the firm eight years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, is responsible for the firm's strategic direction and the ongoing development of its investment process. He focuses on the ongoing research and portfolio management of the firm's U.S. equity strategies and Tactical Asset Allocation Strategies. Dr. de Silva has been a member of the U.S. equity team since joining the firm 10 years ago.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of Dr. Adrian Banner, Senior Investment Officer since September 2007; David Hurley, Chief Operating Officer since March 2002; Dr. Jason Greene, Vice President and Senior Investment Officer since September 2006; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003. Dr. Banner, previously INTECH's Director of Research, joined the portfolio management team at INTECH in August 2002; Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined the portfolio management team at INTECH in January 1988 from Prudential. Dr. Greene, previously a tenured Associate Professor of Finance at George State University from September 1996 to August 2006, joined the portfolio management team at INTECH in September of 2006. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined the portfolio management team at INTECH in June 1998 from QED Information Systems.

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 Light Street, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. The portfolio manager of the Large Cap Disciplined Equity Fund's assets allocated to LMCM is Mary Chris Gay. Ms. Gay is responsible for the day-to-day management and investment decisions made with respect to the Large Cap Disciplined Equity Fund. Ms. Gay manages the portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. Mr. Miller, Chairman and Chief Investment Officer of LMCM, joined Legg Mason, Inc. in 1981 as the Director of Research.

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Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Disciplined Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., Mitchell B. Stern, Ph.D., and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Disciplined Equity Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Stern, a Principal, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. He is also responsible for research, development, and management of structured products, tax-managed separate accounts and long-short strategies of QMA. Mr. Stern joined QMA's predecessor in 1997. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. Mr. Lockwood is responsible for managing portfolios, investment research, and new product development for QMA. He joined QMA's predecessor in 1988.

SEI LIBOR Plus Portfolio: As described in "More Information about Fund Investments," the Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

LARGE CAP INDEX FUND:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, MA 02111, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. The Fund is managed by the Global Structured Products Group. Portfolio Managers Shelli Edgar and Karl Schneider have day-to-day management responsibility of the Fund. Ms. Edgar and Mr. Schneider are members of SSgA FM's Global Structured Products Group and are principals of SSgA FM. Ms. Edgar joined the firm in 2000 and currently manages some of the firm's Dow Jones Style Funds, as well as other commingled and separately managed domestic funds. Prior to assuming this role, Ms. Edgar was a Product Engineer for SSgA's US Active Quantitative Team, where she was responsible for investment management, research, and product development. She also worked in the Evaluation Group within SSgA, analyzing portfolios. Mr. Schneider joined the firm in 1996 and is a Senior Portfolio Manager in the firm's Global Structured Products Group since 1998. He currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds.

SMALL CAP FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. serve as portfolio

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managers of the portion of the Small Cap Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite and Kieffer are Managing Directors of Artisan and have co-managed Artisan's Small-Cap Value Strategy for over 5 years. They both joined Artisan in 1997. Mr. Sertl became co-manager of the portion of the Small Cap Fund's assets allocated to Artisan during May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's Small-Cap Value Strategy, including the Small Cap Fund. Mr. Sertl joined Artisan in 2000.

BlackRock Capital Management, Inc.: BlackRock Capital Management, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Mr. Archambo joined BlackRock in 2002 as a lead portfolio manager. Ms. O'Connor also joined BlackRock in 2002 as a co-portfolio manager.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, Mirsat Nikovic, CFA, J. Bryan Tinsley, CFA and William H. McNett, CFA. With the exception of Mr. Nikovic, who joined the team in 2007, each of the team members has been Integrity for five years and is currently responsible for participating in security selection for the Fund. Mr. Nikovic was previously employed as a Senior Equity Analyst/Trader with Warrington Partners.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets allocated to Janus are managed by a team of investment professionals headed by William H. Bales, whose role is to oversee portfolio construction. Mr. Bales also serves as Team Leader for Institutional Small Cap Growth portfolios and is Portfolio Manager and Executive Vice President of the Janus Venture Fund (closed to new investors) since January 2001. Other members of the team include Paul Berg, Eileen Hoffmann, Chad Meade, Brian A. Schaub, Scott Stutzman and Philip Cody Wheaton. Mr. Berg has been a Research Analyst at Janus since April 2004. Prior to joining Janus, Mr. Berg had been a Portfolio Manager and Senior Equity Analyst at Strong Capital Management since November 2000. Ms. Hoffmann has been a Research Analyst at Janus since October 2004. Before joining Janus, Ms. Hoffmann had been a Vice President and Co-Portfolio Manager at Cordillera Asset Management since January 2002. Mr. Meade has been a Research Analyst at Janus since August 2001. Mr. Meade is also Portfolio Manager of other Janus accounts. Mr. Schaub has been a Research Analyst at Janus since June 2000. Mr. Schaub is also Portfolio Manager of other Janus accounts. Mr. Stutzman has been a Research Analyst at Janus since January 2007. Prior to joining Janus, Mr. Stutzman worked as an analyst for The Boston Company from August 2004. Prior to The Boston Company, Mr. Stutzman had worked at Gulfco Ltd. from September 2001 to January 2004. Mr. Wheaton has been a Research Analyst at Janus since September 2001. Each team member is responsible for participating in security selection for the Fund.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The growth sleeve of the portion of the Small Cap Fund's assets managed by LMIL is co-managed by

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Andrew L. Beja, CFA, a Portfolio Manager, who also is responsible for researching the Business Services, Consumer & Software sectors and Thomas L. Holman, a Portfolio Manager, who also is responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 22 and 16 years of investment experience, respectively. The value sleeve of the portion of the Small Cap Fund's assets managed by LMIL is managed by R. Todd Vingers, CFA, a Portfolio Manager, who oversees the entire Value Team at Lee Munder and is responsible for researching within the small cap value universe. Mr. Vingers has over 18 years of investment experience. Mr. Holman was formerly a Portfolio Manager with Evergreen Investments prior to joining LMIL in 2004. Mr. Beja has been a Portfolio Manager at LMIL since 2000.

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, California 90025, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger, all of whom joined LA Capital in 2002. Mr. Stevens, a CFA and Principal, is the Chairman of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, the valuation model, portfolio construction and trading. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. He has been the Director of Research since January, 2008. Prior to joining Martingale in 2004, Mr. Eysenbach was a private investor from 2002-2003. From 1991-2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Mazama. This team consists of Ronald A. Sauer, Gretchen Novak, and Joel Rubenstein. Mr. Sauer has been Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager since the founding of the firm in 1997. He oversees the portfolio construction process including security selection. Ms. Novak, a Portfolio Manager and Sector Portfolio Manager, is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and

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participates in the security selection process for the Fund. She joined the firm as an Equity Analyst in October 1999. In October 2003, she was promoted to Associate Portfolio Manager and became a Portfolio Manager in July 2007. Mr. Rubenstein has worked as an equity research analyst for Mazama since joining the firm in October 2003. In January 2007, Mr. Rubenstein was promoted to Senior Research analyst. Mr. Rubenstein currently serves as an Associate Portfolio Manager, supporting the overall management of the Fund. Prior to joining Mazama, Mr. Rubenstein was a Senior Equity Research Associate in the technology group at Banc of America Securities.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals led by Robert B. Gillam manages the portion of the Small Cap Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President & Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 38 years of investment experience. Robert A. Gillam, Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 14 years of investment management experience. Robert A. Gillam became McKinley Capital's Chief Investment Officer in January 2008. From 2002-2007, Mr. Gillam was Director of Global Equities. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 27 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 24 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 13 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 10 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 11 years of investment experience. Before being promoted to portfolio manager, Mr. Hanson served for five years as a portfolio assistant and was trained in the discipline of portfolio construction at McKinley Capital. Mr. Badgley has been a Portfolio Manager at McKinley Capital since 2006. Mr. Badgley originally joined McKinley Capital in 2004 as a quantitative research analyst and prior to that he was employed by Aspire Trading Company, LLC as a trader. Mr. Badgley has over 15 years of investment experience.

Neuberger Berman Management Inc.: Neuberger Berman Management Inc. (NBMI), located at 605 Third Avenue, New York, NY 10158, serves as a Sub-Adviser to the Small Cap Fund. Benjamin Nahum is responsible for the management of the portion of the Small Cap Fund allocated to NBMI. Prior to joining NBMI in 2008, Mr. Nahum was Executive Vice President of David J. Greene and Company, LLC, a registered investment adviser, for more than 15 years.

Oppenheimer Capital LLC: Oppenheimer Capital LLC (Oppenheimer Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap Fund. Michael Corelli and Eric Sartorius, CFA, manage the portion of the Small Cap Fund's assets allocated to Oppenheimer Capital. Messrs. Corelli and Sartorius are responsible for the day-to-day management and investment decisions made with respect to the Small Cap Fund. Mr. Corelli, Managing Director, joined Oppenheimer Capital in 1999 as a senior analyst and became a lead portfolio manager in 2003.

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Mr. Sartorius, Vice President, joined Oppenheimer Capital in 2001 as a senior research analyst and became a portfolio manager in 2008.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at PanAgora manages the portion of the Small Cap Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Sanjoy Ghosh, Ph.D., Jane Zhao, Ph.D., Scott Baum and Joel Feinberg. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's dynamic equity strategies. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's dynamic equity strategies. Ms. Zhao, Portfolio Manager, is responsible for conducting research for PanAgora's Equity strategies. Mr. Baum, Director, Equity Trading, is focused on developing coordinated trading strategies and systems that minimize transaction costs. Mr. Feinberg, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000, where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team. Ms. Zhao joined PanAgora in 2006 from the University of Arizona where she studied Finance. Prior to joining PanAgora, Ms. Zhao worked at China Insurance and Investment Co. and Risk Management and Technology Ltd. Mr. Baum joined PanAgora in 2008 and brought with him over twenty years experience, most recently from Nomura and ITG. Mr. Feinberg has been with PanAgora since 2002 working within portfolio construction for the last several years.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (Robeco), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Robeco. Richard Shuster, Head of the Robeco WPG Small Cap Value team and a Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager/Research Analyst, are responsible for all investment decisions regarding the Small Cap Fund, with Mr. Shuster retaining ultimate veto power. They are supported by Brian Rohman and Gregory Cipolaro, both Research Analysts. Other team members include Traders, Stephen Lee and Shirley Szeto, Associate, Trader and Portfolio Assistant. Messrs. Shuster and Weiss joined Robeco in 1999 to head up the firm's Small Cap Value team. Previously, Mr. Shuster ran his own small cap value hedge fund and Mr. Weiss was an equity analyst at Bear Sterns. Mr. Rohman and Mr. Lee both joined the firm in 1998 as research analysts specializing in financial services. Ms. Szeto joined the firm in 1999, assuming her current role in 2001. Mr. Cipolaro joined the firm in 2005 and had previously spent three years as a research associate with Smith Barney and one year with Prudential Securities.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small Cap Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he

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is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management since 2002. Mr. Rome joined Wellington Management as an investment professional in 1994.

SMALL/MID CAP EQUITY FUND:

BlackRock Capital Management, Inc.: BlackRock Capital Management, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Mr. Archambo joined BlackRock in 2002 as a lead portfolio manager. Ms. O'Connor also joined BlackRock in 2002 as a co-portfolio manager.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, Mirsat Nikovic, CFA, J. Bryan Tinsley, CFA and William H. McNett, CFA. With the exception of Mr. Nikovic, who joined the team in 2007, each of the team members has been with Integrity for five years and is currently responsible for participating in security selection for the Fund. Mr. Nikovic was previously employed as Senior Equity Analyst/Trader with Warrington Partners.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The portion of the Small/Mid Cap Equity Fund's assets allocated to Janus are managed by a team of investment professionals headed by William H. Bales, whose role is to oversee portfolio construction. Mr. Bales also serves as Team Leader for Institutional Small Cap Growth portfolios and is Portfolio Manager and Executive Vice President of the Janus Venture Fund (closed to new investors) since January 2001. Other members of the team include Paul Berg, Eileen Hoffmann, Chad Meade, Brian A. Schaub, Scott Stutzman and Philip Cody Wheaton. Mr. Berg has been a Research Analyst at Janus since April 2004. Prior to joining Janus, Mr. Berg had been a Portfolio Manager and Senior Equity Analyst at Strong Capital Management since November 2000. Ms. Hoffmann has been a Research Analyst at Janus since October 2004. Before joining Janus, Ms. Hoffmann had been a Vice President and Co-Portfolio Manager at Cordillera Asset Management since January 2002. Mr. Meade has been a Research Analyst at Janus since August 2001. Mr. Meade is also Portfolio Manager of other Janus accounts. Mr. Schaub has been a Research Analyst at Janus since June 2000. Mr. Schaub is also Portfolio Manager of other Janus accounts. Mr. Stutzman has been a Research Analyst at Janus since January 2007. Prior to joining Janus, Mr. Stutzman worked as an analyst for The Boston Company from August 2004. Prior to The Boston Company, Mr. Stutzman had worked at Gulfco Ltd. from September 2001 to January 2004. Mr. Wheaton has been a Research Analyst at Janus since September 2001. Each team member is responsible for participating in security selection for the Fund.

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Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The Small/Mid Cap Equity Fund is co-managed by Andrew L. Beja, CFA, a Portfolio Manager, who is additionally responsible for researching the Business Services, Consumer & Software sectors and Thomas L. Holman, a Portfolio Manager, who is additionally responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 22 and 16 years of investment experience, respectively. Mr. Beja has been a Portfolio Manager for 8 years at the firm. Mr. Holman was formerly a Portfolio Manager with Evergreen Investments prior to joining LMIL in 2004.

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, California 90025, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger, all of whom joined LA Capital in 2002. Mr. Stevens, a CFA and Principal, is the Chairman of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, the valuation model, portfolio construction and trading. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. He has been the Director of Research since January, 2008. Prior to joining Martingale in 2004, Mr. Eysenbach was a private investor from 2002-2003. From 1991-2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Mazama. This team consists of Ronald A. Sauer, Gretchen Novak, and Joel Rubenstein. Mr. Sauer has been Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager since the founding of the firm in 1997. He oversees the portfolio construction process including security selection. Ms. Novak, a Portfolio Manager and Sector Portfolio Manager, is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund. She joined the firm as

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an Equity Analyst in October 1999. In October 2003, she was promoted to Associate Portfolio Manager and became a Portfolio Manager in July 2007. Mr. Rubenstein has worked as an equity research analyst for Mazama since joining the firm in October 2003. In January 2007, Mr. Rubenstein was promoted to Senior Research analyst. Mr. Rubenstein currently serves as an Associate Portfolio Manager, supporting the overall management of the Fund. Prior to joining Mazama, Mr. Rubenstein was a Senior Equity Research Associate in the technology group at Banc of America Securities.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals at PanAgora manages the portion of the Small/Mid Cap Equity Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Sanjoy Ghosh, Ph.D., Jane Zhao, Ph.D., Scott Baum and Joel Feinberg. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's dynamic equity strategies. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's dynamic equity strategies. Ms. Zhao, Portfolio Manager, is responsible for conducting research for PanAgora's Equity strategies. Mr. Baum, Director, Equity Trading, is focused on developing coordinated trading strategies and systems that minimize transaction costs. Mr. Feinberg, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000, where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team. Ms. Zhao joined PanAgora in 2006 from the University of Arizona where she studied Finance. Prior to joining PanAgora, Ms. Zhao worked at China Insurance and Investment Co. and Risk Management and Technology Ltd. Mr. Baum joined PanAgora in 2008 and brought with him over twenty years experience, most recently from Nomura and ITG. Mr. Feinberg has been with PanAgora since 2002 working within portfolio construction for the last several years.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small/Mid Cap Equity Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.

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Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals led by Senior Portfolio Managers Stuart O. Roberts and Jerome C. Philpott, CFA, manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Wells Capital. Mr. Roberts joined Wells Capital in 1990 and has specialized in small cap growth investing since 1983. Mr. Philpott joined Wells Capital in 1991 and serves as managing director and senior portfolio manager for Wells Capital Management's Montgomery Small Cap Growth Equity team.

INTERNATIONAL EQUITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to AllianceBernstein. This team consists of Sharon Fay, Kevin Simms and Henry D'Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is responsible for oversight for all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein, a unit of Alliance Capital Management L.P., in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003 and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. He joined the firm in 1991.

AXA Rosenberg Investment Management LLC: AXA Rosenberg Investment Management LLC (AXA Rosenberg), located at 4 Orinda Way, Building E, Orinda, California 94563, serves as a Sub-Adviser to the International Equity Fund. AXA Rosenberg's team of portfolio engineers manages the portion of the International Equity Fund's assets allocated to AXA Rosenberg. Dr. William Ricks has been the firm's Chief Investment Officer and Chief Executive Officer for the past seven years. He has overall responsibility for the day-to-day management of the International Equity Fund and oversees the investment process, trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has been with the firm since 1989.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals led by Robert B. Gillam manages the portion of the International Equity Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President & Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 38 years of investment experience. Robert A. Gillam has been a Portfolio Manager at McKinley Capital since 1994 and has over 14 years of investment management experience. Robert A. Gillam became McKinley Capital's Chief Investment Officer in January 2008. From 2002-2007, Mr. Gillam was Director of Global Equities. Mr. Samorajski has been a

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Portfolio Manager at McKinley Capital since 1997 and has over 27 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 24 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 13 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 10 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 11 years of investment experience. Before being promoted to portfolio manager, Mr. Hanson served for five years as a portfolio assistant and was trained in the discipline of portfolio construction at McKinley Capital. Mr. Badgley has been a Portfolio Manager at McKinley Capital since 2006. Mr. Badgley originally joined McKinley Capital in 2004 as a quantitative research analyst and prior to that he was employed by Aspire Trading Company, LLC as a trader. Mr. Badgley has over 15 years of investment experience.

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the International Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the International Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., John Van Belle, Ph.D., and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the International Equity Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the International Equity Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Van Belle is a Managing Director of QMA. Mr. Van Belle is responsible for the portfolio management and investment strategy for the International Equity Fund. In addition, he managed global and non-U.S. equity portfolios, and leads QMA's international team. He joined QMA's predecessor in 1983. Ms. Sit Tong, an Investment Associate for QMA, is responsible for the portfolio management and trading for the International Equity Fund. She also co-manages global index portfolios benchmarked against MSCI developed index series and is responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

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Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire SL4 1EP, United Kingdom, serves as a Sub-Adviser to the International Equity Fund. The portfolio managers who are responsible for managing the portion of the International Equity Fund's assets allocated to RCM are Bob Noyen, MBA and Dmitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the International Equity Fund and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as CIO. He became a Managing Director in 2006. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge University (2001 to 2002) and became a CFA charterholder in 2005.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden) located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Tim Cunneen, CFA, and Daniel Dektar, Chief Investment Officer, manages the portion of the International Equity Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 14 years of investment experience. For the past five years, he has served as a Senior Portfolio Manager. His primary focus is the management of short duration portfolios with equity overlays. He also analyzes potential investments and execution of such investments in the MBS market. Mr. Dektar joined Smith Breeden in 1986 and has 25 years of investment experience. For the past five years, he has been Smith Breeden's Chief Investment Officer.

WORLD EQUITY EX-US FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the World Equity Ex-US Fund. Each of two committees of investment professionals manages its own portion of the World Equity Ex-US Fund's assets allocated to AllianceBernstein. The five members of the Alliance Emerging Markets Growth Portfolio Oversight Group committee with the most significant responsibility for the day-to-day management of the World Equity Ex-US Fund's portfolio are: Steve Beinhacker, Michael Levy, Richard Chow, Jean-Francois Van de Walle and Sanem Bilgin. Mr. Beinhacker, the Senior Vice President and Chief Investment Officer of Emerging Markets Growth Equities, joined Alliance Capital Management L.P. in 1992 as the firm's director of international quantitative stock research and joined the Global/International Large Cap Growth teams in 1994. In April of 2007, Mr. Beinhacker became the Chief Investment Officer for Emerging Markets Growth. Michael Levy, a Senior Vice President and Eastern Europe/Middle East/Africa Portfolio Manager, joined AllianceBernstein in 1994 with research responsibilities in both the developed and emerging markets. Since 1997, he has held portfolio management responsibilities for various emerging markets-oriented specialty portfolios. Richard Chow, Senior Vice President, Director of China Research, Research Analyst, is responsible for covering Technology, Internet, and Game Portals, China and joined Alliance Capital in 1997. Mr. Chow also serves as the Chief Representative of AllianceBernstein Limited Shanghai Representative office. Mr. Van de Walle, a Senior Vice President and Latin America Portfolio Manager, joined AllianceBernstein in 1991 as a Latin American Equity Research Analyst. Ms. Bilgin, the Director of Research for Emerging Markets Growth, joined the firm as a research analyst in 1996 and became the director of research for Emerging Markets Growth in December 2007. The Bernstein Global Value Investment Policy Group committee consists of Sharon Fay, Kevin Simms and Henry D'Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is

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responsible for oversight for all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein, a unit of Alliance Capital Management L.P., in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003 and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. He joined the firm in 1991.

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has been appointed as a Sub-Adviser to the World Equity Ex-US Fund. Maria Negrete-Gruson, CFA, has been appointed as portfolio manager of the portion of the World Equity Ex-US Fund's assets allocated to Artisan and is responsible for researching investment opportunities and the securities selection process. Ms. Negrete-Gruson is a Managing Director of Artisan and serves as the portfolio manager for Artisan's emerging markets portfolios. Prior to joining Artisan in 2006, she was the portfolio manager for DuPont Capital Management's emerging markets equity portfolios for more than five years.

AXA Rosenberg Investment Management LLC: AXA Rosenberg Investment Management LLC (AXA Rosenberg), located at 4 Orinda Way, Building E, Orinda, California 94563, serves as a Sub-Adviser to the World Equity Ex-US Fund. AXA Rosenberg's team of portfolio engineers manages the portion of the World Equity Ex-US Fund's assets allocated to AXA Rosenberg. Dr. William Ricks has been the firm's Chief Investment Officer and Chief Executive Officer for the past five years. He has overall responsibility for the day-to-day management of the World Equity Ex-US Fund and oversees the investment process, trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has been with the firm since 1989.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President & Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 38 years of investment experience. Robert A. Gillam has been a Portfolio Manager at McKinley Capital since 1994 and has over 14 years of investment management experience. Robert A. Gillam became McKinley Capital's Chief Investment Officer in January 2008. From 2002-2007, Mr. Gillam was Director of Global Equities. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 27 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 24 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 13 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 10 years of investment experience. Mr. Hanson has been a Portfolio Manager

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at McKinley Capital since 2005 and has over 11 years of investment experience. Before being promoted to portfolio manager, Mr. Hanson served for five years as a portfolio assistant and was trained in the discipline of portfolio construction at McKinley Capital. Mr. Badgley has been a Portfolio Manager at McKinley Capital since 2006. Mr. Badgley originally joined McKinley Capital in 2004 as a quantitative research analyst and prior to that he was employed by Aspire Trading Company, LLC as a trader. Mr. Badgley has over 15 years of investment experience.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the World Equity-Ex US Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the World Equity Ex-US's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., John Van Belle, Ph.D., and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the World Equity-Ex US Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the World Equity Ex-US Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Van Belle is a Managing Director of QMA. Mr. Van Belle is responsible for the portfolio management and investment strategy for the World Equity-Ex US Fund. In addition, he managed global and non-U.S. equity portfolios, and leads QMA's international team. He joined QMA's predecessor in 1983. Ms. Sit Tong, an Investment Associate for QMA, is responsible for the portfolio management and trading for the World Equity Ex-US Fund. She also co-manages global index portfolios benchmarked against MSCI developed index series and is responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire SL4 1EP, United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. The portfolio managers who are responsible for managing the portion of the World Equity Ex-US Fund's assets allocated to RCM are Bob Noyen, MBA and

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Dmitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the World Equity Ex-US Fund and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as CIO. He became a Managing Director in 2006. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge University (2001 to 2002) and became a CFA charterholder in 2005.

Rexiter Capital Management Limited: Rexiter Capital Management Limited (Rexiter), located at 80 Cannon Street, London EC4N 6HL, United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. Murray Davey and Nick Payne manage the portion of the World Equity Ex-US Fund's assets allocated to Rexiter. Mr. Davey is the Managing Director of Global Emerging Markets and a director of Rexiter. Mr. Payne is a senior Latin American fund manager and a director of Rexiter. Mr. Davey has been with Rexiter since its inception in 1997. Mr. Payne joined Rexiter as a Portfolio Manager in September 1999. They both have been Portfolio Managers for the firm for the past 5 years.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden) located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Tim Cunneen, CFA, and Daniel Dektar, Chief Investment Officer, manages the portion of the World Equity Ex-US Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 14 years of investment experience. For the past five years, he has served as a Senior Portfolio Manager. His primary focus is the management of short duration portfolios with equity overlays. He also analyzes potential investments and execution of such investments in the MBS market. Mr. Dektar joined Smith Breeden in 1986 and has 25 years of investment experience. For the past five years, he has been Smith Breeden's Chief Investment Officer.

SCREENED WORLD EQUITY EX-US FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals, the Bernstein Global Value Investment Policy Group, manages the portion of the Screened World Equity Ex-US Fund's assets allocated to AllianceBernstein. This team consists of Sharon Fay, Kevin Simms and Henry D'Auria. Ms. Fay was appointed Executive Vice President and Chief Investments Officer of Global Value Equities in 2003 and is responsible for oversight for all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein, a unit of Alliance Capital, in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003 and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. He joined the firm in 1991.

AXA Rosenberg Investment Management LLC: AXA Rosenberg Investment Management LLC (AXA Rosenberg), located at 4 Orinda Way, Building E, Orinda, California 94563, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. AXA Rosenberg's team of portfolio engineers manages the

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portion of the Screened World Equity Ex-US Fund's assets allocated to AXA Rosenberg. Dr. William Ricks has been the firm's Chief Investment Officer and Chief Executive Officer for the past seven years. He has overall responsibility for the day-to-day management of the Screened World Equity Ex-US Fund and oversees the investment process, trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has been with the firm since 1989.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals led by Robert B. Gillam manages the portion of the Screened World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President & Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 38 years of investment experience. Robert A. Gillam has been a Portfolio Manager at McKinley Capital since 1994 and has over 14 years of investment management experience. Robert A. Gillam became McKinley Capital's Chief Investment Officer in January 2008. From 2002-2007, Mr. Gillam was Director of Global Equities. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 27 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 24 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 13 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 10 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 11 years of investment experience. Before being promoted to portfolio manager, Mr. Hanson served for five years as a portfolio assistant and was trained in the discipline of portfolio construction at McKinley Capital. Mr. Badgley has been a Portfolio Manager at McKinley Capital since 2006. Mr. Badgley originally joined McKinley Capital in 2004 as a quantitative research analyst and prior to that he was employed by Aspire Trading Company, LLC as a trader. Mr. Badgley has over 15 years of investment experience.

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary

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responsibility for managing the portion of the Screened World Equity Ex-US Fund's assets allocated to QMA are listed below. Each member is responsible for portfolio management and investment strategy for the Screened World Equity Ex-US Fund. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., and John Van Belle, Ph.D. Ms. Stumpp, QMA's Chief Investment Officer, is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has been with QMA for 20 years. Mr. Xu, a Managing Director at QMA, conducts equity market research for all quantitative core equity portfolios and has 14 years of investment experience and 10 years at QMA. Mr. Van Belle, a Managing Director at QMA, manages global and non-U.S. equity portfolios, and leads QMA's international team. He has been with QMA for 24 years.

EMERGING MARKETS EQUITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A committee of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to AllianceBernstein. The five members of the committee with the most significant responsibility for the day-to-day management of the Emerging Markets Equity Fund's portfolio are: Steve Beinhacker, Michael Levy, Richard Chow, Jean-Francois Van de Walle and Sanem Bilgin. Mr. Beinhacker, the Senior Vice President and Chief Investment Officer of Emerging Markets Growth Equities, joined Alliance Capital Management L.P. in 1992 as the firm's director of international quantitative stock research and joined the Global/International Large Cap Growth teams in 1994. In April of 2007, Mr. Beinhacker became the Chief Investment Officer for Emerging Markets Growth. Michael Levy, a Senior Vice President and Eastern Europe/Middle East/Africa Portfolio Manager, joined AllianceBernstein in 1994 with research responsibilities in both the developed and emerging markets. Since 1997, he has held portfolio management responsibilities for various emerging markets-oriented specialty portfolios. Richard Chow, Senior Vice President, Director of China Research, Research Analyst, is responsible for covering Technology, Internet and Game Portals, China and joined Alliance Capital in 1997. Mr. Chow also serves as the Chief Representative of AllianceBernstein Limited Shanghai Representative office. Mr. Van de Walle, a Senior Vice President and Latin America Portfolio Manager, joined AllianceBernstein in 1991 as a Latin American Equity Research Analyst. Ms. Bilgin, the Director of Research for Emerging Markets Growth, joined the firm as a research analyst in 1996 and became the director of research for Emerging Markets Growth in December 2007.

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has been appointed as a Sub-Adviser to the Emerging Markets Equity Fund. Maria Negrete-Gruson, CFA, has been appointed as portfolio manager of the portion of the Emerging Markets Equity Fund's assets allocated to Artisan and is responsible for researching investment opportunities and the securities selection process. Ms. Negrete-Gruson is a Managing Director of Artisan and serves as the portfolio manager for Artisan's emerging markets portfolios. Prior to joining Artisan in 2006, she was the portfolio manager for DuPont Capital Management's emerging markets equity portfolios for more than five years.

AXA Rosenberg Investment Management LLC: AXA Rosenberg Investment Management LLC (AXA Rosenberg), located at 4 Orinda Way, Building E, Orinda, California 94563, serves as a Sub-Adviser to the Emerging Markets Equity Fund. AXA Rosenberg's team of portfolio engineers manages the portion of the Emerging Markets Equity Fund's assets allocated to AXA Rosenberg. Dr. William Ricks has been the firm's Chief Investment Officer and Chief Executive Officer for the past seven years. He has overall

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responsibility for the day-to-day management of the Emerging Markets Equity Fund and oversees the investment process, trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has been with the firm since 1989.

The Boston Company Asset Management LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to The Boston Company. The team consists of D. Kirk Henry, Carolyn Kedersha and Warren C. Skillman. Mr. Henry, an Executive Vice President and Director of International Value Equity, whose role is Lead Portfolio Manager for all International Value and Emerging Markets Value strategies, joined the firm in 1994 to spearhead the firm's international value equity group. He has been a Portfolio Manager for over five years. Ms. Kedersha, a Senior Vice President and Senior Portfolio Manager, whose role is to conduct research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia and Latin America, has been with the firm since 1988. She has been a Portfolio Manager for the last five years. Mr. Skillman, a Vice President and Assistant Portfolio Manager, whose primary responsibility is emerging markets, has been with the Firm since 2005. Prior to joining The Boston Company, Mr. Skillman was a Portfolio Manager with Newgate Capital.

PanAgora Asset Management, Inc.: PanAgora Asset Management, Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at PanAgora manages the portion of the Emerging Markets Equity Fund's assets allocated to PanAgora. The team consists of Ronald Hua, CFA, Edward Qian, Ph.D., CFA, Sanjoy Ghosh, Ph.D., George Mussalli, CFA, Dmitri Kantsyrev, Ph.D., CFA, Jane Zhao, Ph.D. and Joel Feinberg. Mr. Hua, Chief Investment Officer, oversees all equity strategies. Mr. Qian, Director of Macro-Strategies, oversees macro research and portfolio management. Mr. Ghosh is responsible for managing the Dynamic Equity strategies and ensuring the efficacy of the investment model. Mr. Mussalli contributes to research supporting the Dynamic Equity strategies and is responsible for developing the Fundamental Valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Ms. Zhao contributes to research supporting the Dynamic Equity strategies. Prior to joining PanAgora, Ms. Zhao worked at China Insurance and Investment Co. and Risk Management and Technology Ltd. Messrs. Hua, Ghosh and Mussalli joined PanAgora from Putnam Investments in 2004. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000 where he was a portfolio manager on the structured equity team. Mr. Mussalli had been a vice president and portfolio manager on Putnam's structured equity team since 2000. Mr. Kantsyrev is a Quantitative Analyst on the Dynamic Modeling Team responsible for conducting research for PanAgora's Global and International Equity strategies. Mr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he studied Finance. Mr. Feinberg has been with PanAgora since 2002 working within portfolio construction for the last several years.

Rexiter Capital Management Limited: Rexiter Capital Management Limited (Rexiter), located at 80 Cannon Street, London EC4N 6HL, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Murray Davey and Nick Payne manage the portion of the Emerging Markets Equity Fund's assets allocated to Rexiter. Mr. Davey is the Managing Director of Global Emerging Markets and a director of Rexiter. Mr. Payne is a senior Latin American fund manager and a Director of Rexiter.

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Mr. Davey has been with Rexiter since its inception in 1997. Mr. Payne joined Rexiter as a Portfolio Manager in September 1999. They both have been Portfolio Managers for the firm for the past 5 years.

GLOBAL EQUITY FUND:

Sub-advisers have not yet been approved for the Global Equity Fund.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. The core equity investment team is led by five key individuals, all of whom have been Portfolio Managers with Acadian and held their current positions for at least the prior five years. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian's investment and quantitative management. Mr. Frashure has been with Acadian for 20 years. John R. Chisholm, Executive Vice President and Co-Chief Investment Officer, is responsible for direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1984. Brian K. Wolahan, a Senior Vice President and Director of Alternative Strategies, is responsible for development of new investment strategies and contributes to the improvement of quantitative techniques for evaluating markets and securities. Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, a Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991. Charles H. Wang, a Senior Vice President and Co-Director of Research, is responsible for quantitative research, model implementation and emerging market country strategies. Mr. Wang joined Acadian in 2000.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. The team's day-to-day portfolio management responsibilities are led by Dennis Bein, Chief Investment Officer and Portfolio Manager, and handled primarily by David Krider, a Research Analyst. Mr. Bein joined the firm in 1995 as a Portfolio Manager and he became Chief Investment Officer in 2004. Mr. Krider joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc., and served as the firm's Chief Technology Officer from 1996-2005. Harindra de Silva, Ph.D., President and Portfolio Manager, is primarily responsible for research on the strategy (i.e., model maintenance and design) Analytic employs in managing the portion of the Global Managed Volatility Fund's assets for which it is responsible. Dr. de Silva has been with Analytic for 11 years and has held her current positions since 1995.

ENHANCED LIBOR OPPORTUNITIES FUND:

Highland Capital Management, L.P.: Highland Capital Management, L.P. (Highland Capital), located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund. Mark Okada, Co-Founder and Chief Investment Officer, and Brad Borud, Partner, senior trader and Chief Investment Officer of Highland Capital, serve as the portfolio managers for the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to Highland Capital. Mr. Okada has been with the firm since its inception in 1993 and has been Highland's Chief Investment Officer for the past 5 years. Mr. Borud joined Highland Capital in 1996 as a portfolio analyst and has been a portfolio manager since 1998.

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Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund. The portfolio managers who are responsible for managing the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to RCM are Bob Noyen, MBA and Dmitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the Enhanced LIBOR Opportunities Fund and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as CIO. He became a Managing Director in 2006. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge University (2001 to 2002) and became a CFA charterholder in 2005.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to Wellington Management since the Fund's inception and for the firm for the past five years. Mr. Smith joined Wellington Management as an investment professional in 1992.

SEI LIBOR Plus Portfolio: As described in "More Information about Fund Investments," the Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

CORE FIXED INCOME FUND:

ING Investment Management Co.: ING Investment Management Co. (ING IM), located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by James B. Kauffmann, Head of Fixed Income, manages the portion of the Core Fixed Income Fund's assets allocated to ING IM. Mr. Kauffmann oversees the investment of the firm's fixed income institutional and mutual fund assets. Mr. Kauffmann has been Head of Fixed Income since 2002.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MetWest's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since

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January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company. From April 1999 to March 2000, Mr. Nucci was an investment banking associate at Volpe Brown Whelan & Co. Mr. Whalen has been a portfolio manager and asset backed specialist with MetWest since May 2004. Prior to joining MetWest, Mr. Whalen was a director in the fixed income sales department of Credit Suisse First Boston from October 2000 to May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with the Adviser since March 2001. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. A team of investment professionals led by Senior Portfolio Managers Bill Stevens, Tom O'Connor, Lynne Royer and Troy Ludgood manages the portion of the Core Fixed Income Fund's assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management (Montgomery), which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Mr. O'Connor joined Montgomery in 2000, and began his investment career in 1988. Ms. Royer joined Montgomery in 1996, and began her investment career in 1985. Mr. Ludgood joined Wells Capital in 2004, and began his investment career in 2000. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing Wells Capital's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom and Michael C. Buchanan, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Leech joined Western Asset as Chief Investment Officer in 1990. Mr. Walsh joined Western Asset as Deputy Chief Investment Officer in 1991. Messrs. Moody, Eichstaedt, Lindbloom and Buchanan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Moody joined Western Asset as a Portfolio Manager in 1985. Messrs. Lindbloom and Buchanan joined Western Asset as Portfolio Managers in 2005. Prior to joining Western Asset in 2005, Mr. Lindbloom was employed by Citigroup Asset Management as Portfolio Manager from 1986-2005. Prior to joining Western Asset in 2005, Mr. Buchanan was employed by Credit Suisse Asset Management as the Head of US Credit Products from 2003-2005. During the year 2003, he worked for Janus Capital Management as an Executive Vice President and Portfolio Manager. Mr. Eichstaedt joined Western Asset as Portfolio Manager in 1994.

Western Asset Management Company Limited: Western Asset Management Company Limited ("Western Asset Limited"), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Detlev S. Schlichter, manage the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes.

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Mr. Schlichter, Portfolio Manager of Western Asset Limited since 2001, is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Walsh have each served as portfolio managers for Western Asset Limited for over 10 years.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella, John Leupp and David Sachs. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst, and became a co-Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a co-Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 17 years, 11 years and 18 years, respectively, of experience with the leveraged finance asset class. Mr. Sachs, co-Head of the Investment Oversight Committee for Ares Capital Markets Group, joined Ares as a founding partner in 1997 and has over 26 years of experience in leveraged finance and managing structured funds.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the High Yield Bond Fund. Kevin P. Loome, CFA, has primary responsibility for the portion of the High Yield Bond Fund's assets allocated to DMC. Mr. Loome, Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments, is responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining DMC in August 2007, he spent eleven years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome regularly consults with Delaware Investments fixed income analysts and traders regarding the high yield fixed income assets.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 245 Park Avenue, New York, New York 10167, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Vice President, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is head of credit and lead portfolio manager for all high-yield assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Prior to joining JPMIM in 2004, Messrs. Cook and Hauser were employed as portfolio managers at 40/86 Advisors.

Nomura Corporate Research and Asset Management Inc.: Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 2 World Financial Center, Building B, 18th Floor, New York, New York 10281, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Levine, Stephen S. Kosten and Amy Yu manage the portion of the High Yield Bond Fund's assets allocated to NCRAM. Mr. Levine has been President, Chief Executive Officer and Chief Investment Officer of NCRAM since the firm's inception in 1991. Mr. Kosten, who is responsible for the day-to-day management in the selection of investments, is a Managing Director and Portfolio Manager. He joined NCRAM in 1999. Amy Yu, CFA, who is responsible for assisting the portfolio managers in the selection of investments, has been Assistant Portfolio Manager since 2004 and was promoted to Director in May 2007. She joined NCRAM in 1999 as a credit analyst.

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LONG DURATION FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to MetWest. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MetWest's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company. From April 1999 to March 2000, Mr. Nucci was an investment banking associate at Volpe Brown Whelan & Co. Mr. Whalen has been a portfolio manager and asset backed specialist with MetWest since May 2004. Prior to joining MetWest, Mr. Whalen was a director in the fixed income sales department of Credit Suisse First Boston from October 2000 to May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with MetWest since March 2001. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996.

EXTENDED DURATION FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Extended Duration Fund. A team of investment professionals manage the portion of the Extended Duration Fund's assets allocated to MetWest. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MetWest's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions and Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is also responsible for co-managing security selection and the trade execution process. Mr. Whalen has been a portfolio manager and asset backed specialist with MetWest since May 2004. Prior to joining MetWest, Mr. Whalen was a director in the fixed income sales department of Credit Suisse First Boston from October 2000 to May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with MetWest since March 2001. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 61 Aldwych, London, WC2B 4AE, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Ashmore's Investment Committee manages the portion of the Emerging Markets Debt Fund's assets allocated to Ashmore. The Investment Committee is currently composed of Mark Coombs, Jules Green, Seumas Dawes and Jerome Booth. Ashmore's Chief Executive and the Chairman of the Investment Committee, Mark Coombs, has been investing in emerging markets since 1983 and is

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currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Emerging Markets Debt Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market debt investment since 1990 and 1993, respectively. Mr. Dawes has geographic responsibility for Asia, product responsibility for special situations, structured transactions, and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Mr. Green has geographic responsibility for Latin America and Eastern Europe, a product responsibility for U.S. Bonds, local currency debt, local currencies and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

ING Investment Management Advisors, B.V.: ING Investment Management Advisors, B.V. (IIMA), located at Prinses Beatrixlaan 15, The Hague, The Netherlands, 2595AK, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to IIMA. The two primary managers are Gorky Urquieta and Daniel Eustaquio. Messrs. Urquieta and Eustaquio are responsible for research, asset allocation and trading for the Emerging Markets Debt Fund. Mr. Urquieta, Head of the Global Emerging Markets Debt Team, joined ING Investment Management Europe (IIME), a business unit within ING Groep that includes IIMA, in 2007. Prior to joining IIME, he worked at ING Investment Management Co. (ING Co.) as Deputy Head of the Global Emerging Markets Debt Team from 2000 to 2007. Mr. Eustaquio, Investment Manager, has been with ING Co. since 1998 as a portfolio manager, and joined the Global Emerging Markets Debt Team in 2000.

Stone Harbor Investment Partners LP: Stone Harbor Investment Partners LP ("Stone Harbor"), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA; Pablo Cisilino; James E. Craige, CFA; Thomas K. Flanagan, CFA; and David Oliver. Mr. Wilby, portfolio manager of the Emerging Markets Debt Fund, has served as Chief Investment Officer of Stone Harbor since April 2006. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige and Mr. Flanagan, portfolio managers of the Emerging Markets Debt Fund, have served as Senior Portfolio Managers of Stone Harbor since April 2006. Prior to April 2006, Mr. Craige and Mr. Flanagan were the Managing Directors and Senior Portfolio Managers for emerging markets debt portfolios at Salomon Brother Asset Management Inc. Mr. Cisilino, portfolio manager of the Emerging Markets Debt Fund, has served as Senior Portfolio Manager of Stone Harbor since July 2006. From June 2004 to July 2006, Mr. Cisilino was the Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc. Prior to June 2004, he was the Vice President for local markets and FX sales and trading at Goldman Sachs. Mr. Oliver, portfolio manager of the Emerging Markets Debt Fund, has served as a Senior Portfolio Manager of Stone Harbor since June 2008. Prior to joining Stone Harbor in June 2008, Mr. Oliver was a Managing Director in emerging market sales and trading at Citigroup for over five years.

REAL RETURN PLUS FUND:

Deutsche Investment Management Americas Inc.: Deutsche Investment Management Americas Inc. (Deutsche), located at 345 Park Avenue, New York, New York 10154, serves as a Sub-Adviser to the

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Real Return Plus Fund. Two teams of investment professionals manage the portion of the Real Return Plus Fund's assets allocated to Deutsche. Robert Wang and Thomas Picciochi are members of the integrated Global Alpha Platform (iGAP) Team at Deutsche. Mr. Wang, a Managing Director and Head of Quantitative Strategies Portfolio Management, joined Deutsche in 1995 as a fixed income portfolio manager and has held his current positions since September 1999. He is responsible for overseeing implementation and risk control for all quantitative strategies. Mr. Picciochi, a Director and Senior Portfolio Manager for Quantitative Strategies, joined Deutsche in 1999. He was a Director and Portfolio Manager for the Absolute Return Strategies group from October 2000-February 2005 and was made Director and Senior Portfolio Manager of Quantitative Strategies in March 2005. William Chepolis and Matthew MacDonald are members of the TIPS Team at Deutsche. Mr. Chepolis, CFA, a Managing Director and Portfolio Manager, joined Deutsche in 1998 as a Vice President. He became a Managing Director in 2002 and a Portfolio Manager for the TIPS team in 2005. Mr. MacDonald, CFA, a Director and Portfolio Manager, joined Deutsche in 2006. Prior to joining Deutsche, he had 14 years of fixed income experience at Bank of America Global Structured Products, at PPM America, Inc, where he was portfolio manager for public fixed income including MBS, ABS, CDOs and corporate bonds.

First Quadrant, L.P.: First Quadrant, L.P. (First Quadrant), located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, serves as a Sub-Adviser to the Real Return Plus Fund. A team of investment professionals manages the portion of the Real Return Plus Fund's assets allocated to First Quadrant. The team members include Max Darnell, Ken Ferguson, Dori Levanoni and Steve Richey. Mr. Darnell, Partner and Chief Investment Officer, joined First Quadrant in 1991 and managed the firm's derivatives research through the latter half of the 1990s. He was Director of Asset Allocation Research from March 1996 until July 2000, and Director of Research from July 2000 until he became Chief Investment Officer in 2002. Mr. Ferguson, PhD, Partner and Co-Director of Global Macro, joined First Quadrant in 1994. He was Director of Research from February 2000 until January 2005, when he became Co-Director of Global Macro with Mr. Levanoni. Mr. Ferguson is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Mr. Levanoni, Partner and Co-Head of Global Macro, joined First Quadrant in 1991 as a research intern. His responsibilities at First Quadrant involve model development, risk measurement, risk allocation, and portfolio optimization related to global derivatives. Mr. Richey, CFA, Partner and Director of Trading and Global Options Strategies, joined First Quadrant in 1999 and is in charge of First Quadrant's derivatives trading program, options-based hedge strategies, and option overlay strategies.

SEI ALPHA STRATEGY PORTFOLIOS, LP:

SEI LIBOR Plus Portfolio: By investing primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, the SEI LIBOR Plus Portfolio seeks to produce a total return that exceeds the total return of the 3-Month LIBOR (London Interbank Offered Rate). The Portfolio is managed by SIMC, which operates as a manager-of managers and allocates the Portfolio's assets to the following Sub-Advisers:

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701, serves as a Sub-Adviser to the SEI LIBOR Plus Portfolio. Tim Cunneen, CFA, a Senior Portfolio Manager, and Rob Aufdenspring, Portfolio Manager, manage the portion of the SEI LIBOR Plus Portfolio's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 14 years of investment experience. He has served as a portfolio manager at Smith Breeden for the past 5 years. Mr. Aufdenspring joined Smith Breeden in 1999 and has 11 years of investment experience. He has served as a portfolio manager at Smith Breeden for the past 5 years.

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Declaration Management & Research LLC: Declaration Management & Research LLC (Declaration), located at 1800 Tysons Blvd., Suite 200, McLean, Virginia 22102, serves as a Sub-Adviser to the SEI LIBOR Plus Portfolio. James E. Shallcross, Executive Vice President and Director of Portfolio Management, and Peter M. Farley, CFA, Senior Vice President of Portfolio Management, serve as the portfolio managers for the portion of the SEI LIBOR Plus Portfolio's assets allocated to Declaration. Mr. Shallcross joined Declaration in 1991 and has 22 years of fixed income experience in mortgage-backed securities, asset-backed securities and corporate credit. He oversees the management of all fixed income portfolios, supervises the investment staff, is a member of the Declaration Investment Committee and is a firm principal. Mr. Shallcross began his tenure at Declaration as a portfolio manager and was named Director of Portfolio Management in 2003. He became an Executive Vice President of the company in 2005. Mr. Farley joined Declaration in 1996 and has 13 years of fixed income experience in mortgage-backed securities and corporate credit. He manages Active Core portfolios and corporate CDO products, and oversees CMBS / CRE CDO trading and research. He is also responsible for trading corporate bonds, credit derivatives, and conducting corporate bond research. Mr. Farley began his tenure at Declaration as an analyst. He became an assistant portfolio manager and investment officer in 1999. In 2001, he was promoted to Vice President and lead portfolio manager and in 2006 he was promoted to Senior Vice President.

Hyperion Brookfield Asset Management, Inc.: Hyperion Brookfield Asset Management, Inc. (Hyperion), located at 200 Vesey Street, 10th Floor, New York, NY 10281, serves as a Sub-Adviser to the SEI LIBOR Plus Portfolio. Michelle L. Russell-Dowe, Senior Portfolio Manager and Head of the Residential MBS and ABS Investment Team at Hyperion, manages the portion of the SEI LIBOR Plus Portfolio's assets allocated to Hyperion. Ms. Russell-Dowe has been with Hyperion since 1999. Prior to joining Hyperion, she was a Vice President in the Residential Mortgage-Backed Securities Group at Duff & Phelps Credit Rating Company, and was responsible for the rating and analysis of residential mortgage-backed transactions.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Funds.

The Funds offer Class A Shares only to Eligible Investors (as that term is defined on page 1) that have signed an Investment Management Agreement with SIMC. Under each Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

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Eligible Investors (as defined above) may purchase shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Funds will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most

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securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund's administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Fund's administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Funds' Pricing and Valuation Procedures provide that any change in the primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees, however, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund or any other appropriate information. The

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determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Redeemable securities issued by open end investment companies are valued at the investment company's applicable NAV, with the exception of ETFs which are priced as equity securities.

MINIMUM PURCHASES

To purchase shares for the first time, Eligible Investors must invest at least $500,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade

SEI / PROSPECTUS

monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may request the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend the policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your

SEI / PROSPECTUS

account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you own your shares through an account with the Funds, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

SEI / PROSPECTUS

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end (the Disclosure Date), a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Subsequently, a list of all portfolio holdings in each Fund shall be made available on the Portfolio Holdings Website on the first day of the month following the Disclosure Date. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds to pay dividends periodically (at least once annually); the Global Managed Volatility and Real Return Plus Funds to pay dividends annually; the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds to pay dividends monthly; and the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, Enhanced LIBOR Opportunities and Emerging Markets Debt Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change, possibly with retroactive effect.

SEI / PROSPECTUS

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. The Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds are each expected to make primarily ordinary income distributions that will not be treated as qualified dividend income.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Income received by the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if they make this election. With respect to these same Funds, as well as the Emerging Markets Debt Fund, some foreign governments levy withholding taxes against dividend and other types of interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

More information about taxes is in the Funds' SAI.

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information for the years ended May 31, 2006, 2007 and 2008 has been audited by KPMG LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' SAI. The information for the periods presented through May 31, 2005 has been audited by the Funds' previous independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

As of May 31, 2008, the Screened World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds had not yet commenced operations.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS A
2008	$20.31	$0.32	(4)	$(1.52	)(4)	$(1.20)	$(0.36)	$—	$(0.36)	$18.75	(5.95)%	$361,156	0.26%		0.26%		0.47%	1.66%	57%
2007	16.93	0.28	(4)	3.40	(4)	3.68	(0.30)	—	(0.30)	20.31	21.97	693,994	0.26		0.26		0.46	1.57	47
2006	15.53	0.24	(4)	1.44	(4)	1.68	(0.28)	—	(0.28)	16.93	10.87	801,217	0.25		0.26		0.48	1.47	103
2005	14.47	0.25	(4)	1.05	(4)	1.30	(0.24)	—	(0.24)	15.53	9.02	1,751,751	0.26		0.26		0.47	1.67	43
2004	12.41	0.18	(4)	2.09	(4)	2.27	(0.21)	—	(0.21)	14.47	18.37	1,787,850	0.26		0.26		0.48	1.34	109
Large Cap Diversified Alpha Fund
CLASS A
2008	$11.94	$0.13	(4)	$(1.15	)(4)	$(1.02)	$(0.17)	$(0.52)	$(0.69)	$10.23	(8.80)%	$552,361	0.64	%*	0.64	%*	0.79%	1.17%	77%
2007	9.94	0.19	(4)	2.04	(4)	2.23	(0.16)	(0.07)	(0.23)	11.94	22.64	453,954	0.62	*	0.62	*	0.74	1.77	132
2006 (2)	10.00	0.04	(4)	(0.09	)(4)	(0.05)	(0.01)	—	(0.01)	9.94	(0.49)	139,046	0.45	*	0.45	*	0.66	1.70	47

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Disciplined Equity Fund
CLASS A
2008		$14.38	$0.22	(4)	$(1.54	)(4)	$(1.32)	$(0.25)	$(0.74)	$(0.99)	$12.07	(9.57)%	$8,767,342	0.19%	0.19%	0.47%	1.70%	111%
2007	††	12.36	0.51	(4)	2.27		2.78	(0.30)	(0.46)	(0.76)	14.38	23.15	7,833,212	0.23 (5)	0.23 (5)	0.47 (5)	2.43	135
2006	††	12.05	0.26	(4)	0.85	(4)	1.11	(0.22)	(0.58)	(0.80)	12.36	9.33	4,938,416	0.24	0.24	0.47	2.10	140
2005	††	11.18	0.20	(4)	0.94	(4)	1.14	(0.18)	(0.09)	(0.27)	12.05	10.26	3,531,361	0.31	0.31	0.47	1.69	71
2004	(1)	10.00	0.07	(4)	1.25	(4)	1.32	(0.06)	(0.08)	(0.14)	11.18	13.23	2,285,041	0.33	0.33	0.47	1.33	67
Large Cap Index Fund
CLASS A
2008		$135.30	$2.47	(4)	$(10.72	)(4)	$(8.25)	$(2.52)	$(3.51)	$(6.03)	$121.02	(6.25)%	$386,873	0.06%	0.06%	0.24%	1.97%	14%
2007		113.02	2.29	(4)	23.15	(4)	25.44	(2.33)	(0.83)	(3.16)	135.30	22.87	416,933	0.06	0.06	0.24	1.88	10
2006		106.24	2.06	(4)	7.77	(4)	9.83	(1.94)	(1.11)	(3.05)	113.02	9.34	367,084	0.08	0.08	0.24	1.84	20
2005		99.12	1.93	(4)	7.20	(4)	9.13	(1.82)	(0.19)	(2.01)	106.24	9.29	320,703	0.13	0.13	0.24	1.89	8
2004	†††	84.90	1.50	(4)	14.28	(4)	15.78	(1.37)	(0.19)	(1.56)	99.12	18.71	284,711	0.16	0.16	0.24	1.58	6
Small Cap Fund
CLASS A
2008		$16.44	$0.11	(4)	$(2.26	)(4)	$(2.15)	$(0.12)	$(1.75)	$(1.87)	$12.42	(13.58)%	$1,819,700	0.52%	0.54%	0.72%	0.80%	99%
2007		15.52	0.10	(4)	2.85	(4)	2.95	(0.12)	(1.91)	(2.03)	16.44	20.32	2,136,857	0.52	0.54	0.72	0.67	92
2006		14.27	0.07	(4)	2.55	(4)	2.62	(0.06)	(1.31)	(1.37)	15.52	18.93	1,951,138	0.52	0.54	0.72	0.44	119
2005		14.70	0.07	(4)	1.38	(4)	1.45	(0.05)	(1.83)	(1.88)	14.27	9.81	1,610,876	0.54	0.54	0.72	0.46	94
2004		11.60	0.06	(4)	3.59	(4)	3.65	(0.07)	(0.48)	(0.55)	14.70	31.76	1,309,254	0.54	0.54	0.72	0.45	135
Small/Mid Cap Equity Fund
CLASS A
2008		$14.95	$0.12	(4)	$(1.91	)(4)	$(1.79)	$(0.12)	$(0.82)	$(0.94)	$12.22	(12.14)%	$2,373,056	0.49%	0.50%	0.72%	0.97%	95%
2007	††	13.38	0.19	(4)	2.57	(4)	2.76	(0.13)	(1.06)	(1.19)	14.95	21.60	1,865,746	0.48	0.50	0.72	0.85	104
2006	††	11.96	0.09	(4)	1.97	(4)	2.06	(0.08)	(0.56)	(0.64)	13.38	17.51	1,216,640	0.50	0.53	0.72	0.69	123
2005	††	10.70	0.05	(4)	1.38	(4)	1.43	(0.05)	(0.12)	(0.17)	11.96	13.38	768,897	0.62	0.62	0.72	0.47	98
2004	(3)††	10.00	0.02	(4)	0.69	(4)	0.71	(0.01)	—	(0.01)	10.70	7.15	423,768	0.65	0.65	0.73	0.45	51

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* The expense ratio includes dividend and interest expenses. Had these expenses been excluded, the ratios would have been 0.32% for the period ended May 31, 2008 and 0.35% and 0.34% for 2007 and 2006, respectively.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

†† Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.

††† Per share amounts have been adjusted for a 10 to 1 reverse stock split paid to shareholders of record on November 26, 2003.

(1) Commenced operations on August 28, 2003. All ratios for the period have been annualized.

(2) Commenced operations on February 28, 2006. All ratios for the period have been annualized.

(3) Commenced operations on December 15, 2003. All ratios for the period have been annualized.

(4) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(5) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.22%, 0.22%, and 0.47%, respectively.

Amounts designated as "—" are zero or have been rounded to zero.

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
CLASS A
2008	$14.27	$0.37	(3)	$(1.05	)(3)	$(0.68)	$(0.44)	$(2.03)	$(2.47)	$11.12	(5.52)%	$1,452,962	0.40	(8)%	0.41	(8)%	0.62	(8)%	2.99%	145%
2007	14.05	0.37	(3)	3.12	(3)	3.49	(0.50)	(2.77)	(3.27)	14.27	28.00	1,790,634	0.50	(5)	0.50	(5)	0.71	(5)	2.69	153
2006	11.15	0.29	(3)	3.09	(3)	3.38	(0.37)	(0.11)	(0.48)	14.05	30.77	1,656,985	0.36		0.36		0.63		2.30	116
2005	10.06	0.23	(3)	1.16	(3)	1.39	(0.30)	—	(0.30)	11.15	13.73	1,677,254	0.43		0.43		0.58		2.12	48
2004	7.76	0.18	(3)	2.28	(3)	2.46	(0.16)	—	(0.16)	10.06	31.73	1,391,076	0.48		0.48		0.65		1.92	80
World Equity Ex-US Fund
CLASS A
2008	$15.96	$0.38	(3)	$(0.51	)(3)	$(0.13)	$(0.39)	$(0.88)	$(1.27)	$14.56	(1.14)%	$3,301,120	0.57%		0.57%		0.67%		2.58%	153%
2007	12.99	0.35	(3)	3.47	(3)	3.82	(0.33)	(0.52)	(0.85)	15.96	30.29	2,053,014	0.71	(6)	0.71	(6)	0.77	(6)	2.45	154
2006	9.81	0.27	(3)	3.01	(3)	3.28	(0.09)	(0.01)	(0.10)	12.99	33.52	908,582	0.60		0.61		0.76		2.22	104
2005 (4)	10.00	0.07	(3)	(0.26	)(3)	(0.19)	—	—	—	9.81	(1.90)	234,396	0.60		0.60		0.70		4.35	15
Enhanced LIBOR Opportunities Fund
CLASS A
2008	$10.14	$0.42	(3)	$(1.00	)(3)	$(0.58)	$(0.44)	$(0.01)	$(0.45)	$9.11	(5.88)%	$244,380	0.42%		0.42%		0.55%		4.45%	25%
2007 (7)	10.00	0.27	(3)	0.03	(3)	0.30	(0.16)	—	(0.16)	10.14	3.02	123,430	0.44		0.44		0.54		5.84	53
Core Fixed Income Fund
CLASS A
2008	$9.99	$0.54	(3)	$(0.04	)(3)	$0.50	$(0.54)	$—	$(0.54)	$9.95	5.10%	$6,149,448	0.14%		0.14%		0.37%		5.35%	432%
2007	9.84	0.53	(3)	0.14	(3)	0.67	(0.52)	—	(0.52)	9.99	6.95	5,894,127	0.14		0.14		0.37		5.23	428
2006	10.34	0.47	(3)	(0.48	)(3)	(0.01)	(0.48)	(0.01)	(0.49)	9.84	(0.09)	4,646,403	0.14		0.14		0.37		4.62	545
2005	10.19	0.41	(3)	0.27	(3)	0.68	(0.42)	(0.11)	(0.53)	10.34	6.77	4,265,249	0.15		0.15		0.37		3.94	615
2004	10.61	0.38	(3)	(0.26	)(3)	0.12	(0.40)	(0.14)	(0.54)	10.19	1.13	3,074,873	0.19	*	0.19	*	0.38		3.62	532
High Yield Bond Fund
CLASS A
2008	$10.33	$0.82	(3)	$(1.07	)(3)	$(0.25)	$(0.82)	$(0.09)	$(0.91)	$9.17	(2.36)%	$1,399,859	0.35%		0.35%		0.55%		8.63%	59%
2007	10.08	0.84	(3)	0.30	(3)	1.14	(0.84)	(0.05)	(0.89)	10.33	11.81	1,241,924	0.35		0.35		0.56		8.25	98
2006 (2)	10.00	0.40	(3)	0.08	(3)	0.48	(0.40)	—	(0.40)	10.08	4.85	862,371	0.35		0.35		0.57		8.15	58

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
CLASS A
2008		$9.52	$0.51	(3)	$(0.91	)(3)	$(0.40)	$(0.55)	$—	$(0.55)	$8.57	(4.52)%	$115,754	0.20%	0.20%	0.39%	5.47%	58%
2007		9.31	0.53	(3)	0.18	(3)	0.71	(0.50)	—	(0.50)	9.52	7.67	184,616	0.20	0.20	0.38	5.49	97
2006		10.56	0.46	(3)	(1.07	)(3)	(0.61)	(0.54)	(0.10)	(0.64)	9.31	(6.08)	165,324	0.20	0.20	0.39	4.69	113
2005		9.77	0.42	(3)	1.03	(3)	1.45	(0.54)	(0.12)	(0.66)	10.56	15.26	76,054	0.20	0.20	0.41	4.05	449
2004	(1)	10.00	0.05	(3)	(0.23	)(3)	(0.18)	(0.05)	—	(0.05)	9.77	(1.78)	6,317	0.20	0.20	0.57	5.02	31
Extended Duration Fund
CLASS A
2008		$9.24	$0.49	(3)	$0.29	(3)	$0.78	$(0.60)	$—	$(0.60)	$9.42	8.33%	$794,972	0.20%	0.20%	0.38%	4.99%	41%
2007		8.86	0.55	(3)	0.32	(3)	0.87	(0.49)	—	(0.49)	9.24	9.73	370,667	0.20	0.20	0.38	5.63	123
2006		11.96	0.48	(3)	(2.68	)(3)	(2.20)	(0.68)	(0.22)	(0.90)	8.86	(19.24)	222,923	0.20	0.20	0.39	4.64	170
2005		9.53	0.43	(3)	2.84	(3)	3.27	(0.84)	—	(0.84)	11.96	35.74	154,779	0.20	0.20	0.41	3.99	379
2004	(1)	10.00	0.05	(3)	(0.44	)(3)	(0.39)	(0.08)	—	(0.08)	9.53	(3.88)	27,787	0.20	0.20	0.44	5.17	42
Emerging Markets Debt Fund
CLASS A
2008		$10.95	$0.70	(3)	$(0.37	)(3)	$0.33	$(0.75)	$(0.11)	$(0.86)	$10.42	3.24%	$1,062,491	0.55%	0.55%	0.93%	6.65%	66%
2007		9.97	0.65	(3)	1.03	(3)	1.68	(0.62)	(0.08)	(0.70)	10.95	17.40	804,036	0.55	0.55	0.94	6.16	89
2006	(2)	10.00	0.27	(3)	(0.17	)(3)	0.10	(0.13)	—	(0.13)	9.97	1.00	479,808	0.55	0.55	0.95	5.43	51
Real Return Plus Fund
CLASS A
2008		$10.10	$0.58	(3)	$0.75	(3)	$1.33	$(0.34)	$(0.10)	$(0.44)	$10.99	13.30%	$362,129	0.43%	0.43%	0.77%	5.36%	47%
2007	(7)	10.00	0.26	(3)	(0.03	)(3)	0.23	(0.13)	—	(0.13)	10.10	2.29	221,531	0.44	0.44	0.78	5.67	18

SEI / PROSPECTUS

* The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.18%.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(1) Commenced operations on April 21, 2004. All ratios for the period have been annualized.

(2) Commenced operations on December 5, 2005. All ratios for the period have been annualized.

(3) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(4) Commenced operations on March 28, 2005. All ratios for the period have been annualized.

(5) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.37%, 0.37%, and 0.59%, respectively.

(6) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.60%, 0.60%, and 0.67%, respectively.

(7) Commenced operations on December 14, 2006. All ratios for the period have been annualized.

(8) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.40%, and 0.61%, respectively.

Amounts designated as "—" are zero or have been rounded to zero.

Notes:

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2008 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-800-DIAL-SEI

By Mail:	Write to the Funds at: One Freedom Valley Drive Oaks, PA 19456

By Internet:	http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-07257.

SEI-F-145 (9/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Acadian Asset Management LLC
AllianceBernstein L.P.
AlphaSimplex Group, LLC
Analytic Investors, LLC
Ares Management LLC
Aronson+Johnson+Ortiz, LP
Artisan Partners Limited Partnership
Ashmore Investment Management Limited
AXA Rosenberg Investment Management LLC
BlackRock Capital Management, Inc.
The Boston Company Asset Management LLC
Delaware Management Company, a series of
  Delaware Management Business Trust
Deutsche Investment Management Americas, Inc.
Enhanced Investment Technologies, LLC
First Quadrant, L.P.
Goldman Sachs Asset Management, L.P.
Highland Capital Management, L.P.
ING Investment Management Advisors, B.V.
ING Investment Management Co.
Integrity Asset Management, LLC
Janus Capital Management LLC
J.P. Morgan Investment Management Inc.
Lee Munder Investments, Ltd.
Legg Mason Capital Management, Inc.
Los Angeles Capital Management and Equity
  Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
Metropolitan West Asset Management LLC
Montag & Caldwell, Inc.
Neuberger Berman Management Inc.
Nomura Corporate Research and
  Asset Management Inc.
Oppenheimer Capital LLC
PanAgora Asset Management, Inc.
Principal Global Investors, LLC
Quantitative Management Associates LLC
Record Currency Management Limited
Rexiter Capital Management Limited
Robeco Investment Management, Inc.
Security Capital Research & Management
  Incorporated
Smith Breeden Associates, Inc.
SSgA Funds Management, Inc.
Stone Harbor Investment Partners LP
Wellington Management Company, LLP
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to Class A Shares of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small Cap Fund, Small/Mid Cap Equity Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Managed Volatility Fund, Enhanced LIBOR Opportunities Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Extended Duration Fund, Emerging Markets Debt Fund and Real Return Plus Fund, dated September 30, 2008. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Trust's financial statements for the fiscal year ended May 31, 2008, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference to the Trust's 2008 Annual Report. A copy of the 2008 Annual Report must accompany the delivery of this Statement of Additional Information.

September 30, 2008

SEI-F-049 (9/08)

TABLE OF CONTENTS

THE TRUST	S-3

INVESTMENT OBJECTIVES AND POLICIES	S-4

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-13

American Depositary Receipts	S-13

Asset-Backed Securities	S-14

Collateralized Debt Obligations	S-15

Commercial Paper	S-15

Construction Loans	S-15

Equity-Linked Warrants	S-15

Equity Securities	S-16

Eurobonds	S-17

Fixed Income Securities	S-17

Foreign Securities	S-19

Forward Foreign Currency Contracts	S-19

Futures and Options on Futures	S-22

High Yield Foreign Sovereign Debt Securities	S-23

Illiquid Securities	S-23

Interfund Lending and Borrowing Arrangements	S-24

Investment Companies	S-24

Loan Participations and Assignments	S-24

Money Market Securities	S-25

Mortgage-Backed Securities	S-25

Mortgage Dollar Rolls	S-27

Municipal Securities	S-28

Non-Diversification	S-29

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-29

Obligations of Supranational Agencies	S-29

Options	S-29

Pay-In-Kind Bonds	S-31

Privatizations	S-31

Put Transactions	S-31

Receipts	S-31

Real Estate Investment Trusts	S-32

Repurchase Agreements	S-32

Restricted Securities	S-32

Reverse Repurchase Agreements and Sale-Buybacks	S-33

Securities Lending	S-33

Short Sales	S-34

Social Investment Criteria	S-35

Sovereign Debt	S-35

Structured Securities	S-35

Swaps, Caps, Floors, Collars and Swaptions	S-36

U.S. Government Securities	S-37

Variable and Floating Rate Instruments	S-38

When-Issued and Delayed Delivery Securities	S-38

Yankee Obligations	S-38

Zero Coupon Securities	S-38

INVESTMENT LIMITATIONS	S-39

THE ADMINISTRATOR AND TRANSFER AGENT	S-46

THE ADVISER AND THE SUB-ADVISERS	S-48

DISTRIBUTION AND SHAREHOLDER SERVICING	S-132

TRUSTEES AND OFFICERS OF THE TRUST	S-134

PROXY VOTING POLICIES AND PROCEDURES	S-138

PURCHASE AND REDEMPTION OF SHARES	S-139

TAXES	S-140

FUND PORTFOLIO TRANSACTIONS	S-143

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-150

DESCRIPTION OF SHARES	S-150

LIMITATION OF TRUSTEES' LIABILITY	S-151

CODES OF ETHICS	S-151

VOTING	S-151

SHAREHOLDER LIABILITY	S-151

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-152

MASTER/FEEDER OPTION	S-156

CUSTODIANS	S-157

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-157

LEGAL COUNSEL	S-157

APPENDIX A—DESCRIPTION OF RATINGS	A-1

September 30, 2008

THE TRUST

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. At this time shareholders may purchase Class A shares of the Funds only. Each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This Statement of Additional Information relates to the following funds: Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity, Global Managed Volatility, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds (each, a "Fund" and, together, the "Funds").

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

The Large Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Large Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND—The Large Cap Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds ("ETFs") and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

LARGE CAP DIVERSIFIED ALPHA FUND—The Large Cap Diversified Alpha Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $70.9 billion and $415.6 billion as of August 31, 2008).

LARGE CAP DISCIPLINED EQUITY FUND—The Large Cap Disciplined Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $415.6 billion and $961.7 billion as of August 31, 2008). The Fund may also engage in short sales and derivative strategies, each as described below.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies which rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment). When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign markets, including emerging markets, corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

LARGE CAP INDEX FUND—The Large Cap Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

The Fund invests substantially all of its assets in securities that are included in the Russell 1000 Index, which is composed of securities of the 1,000 largest U.S. companies (mostly common stocks) valued at between $70.9 billion and $415.6 billion as of August 31, 2008. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as a fraud or a material adverse change in an issuer, or adverse financial conditions.

SMALL CAP FUND—The investment objective of the Small Cap Fund is capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $37.8 million and $3.5 billion as of August 31, 2008) or the S&P SmallCap 600 Index (between $3.5 million and $62.1 billion as of August 31, 2008). The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

SMALL/MID CAP EQUITY FUND—The Small/Mid Cap Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small- and medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $37.8 million and $7.7 billion as of August 31, 2008). The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors).

INTERNATIONAL EQUITY FUND—The International Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. The Fund will invest primarily in companies located in developed countries outside of the U.S., but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). The Fund's benchmark is the Morgan Stanley Capital International (MSCI) EAFE Index (net of dividends). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

WORLD EQUITY EX-US FUND—The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

SCREENED WORLD EQUITY EX-US FUND—The Screened World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index, derivative instruments whose value is based on an international equity index, derivative instruments whose value is based on an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries excluding issuers whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. It is expected that the Fund will invest at least 40% of its assets in companies domiciled in foreign countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends), customized to reflect the exclusion of those companies that do not meet the Fund's social investment criteria. While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities, including ETFs, derivatives and cash equivalents. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments, and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

EMERGING MARKETS EQUITY FUND—The Emerging Markets Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

GLOBAL EQUITY FUND—The Global Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the United States. Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. Generally, approximately 50% of the Fund's assets will be invested in non-U.S. issuers consistent with the Fund's benchmark. However, the Fund's investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund's investment strategy at a particular point in time. The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

GLOBAL MANAGED VOLATILITY FUND—The Global Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad global equity markets.

The Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, ETFs, depositary receipts and equity options. The Fund also may invest in futures, options on futures and swap agreements, and engage in short sales.

Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. Each Sub-Adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Adviser believes would produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment).

ENHANCED LIBOR OPPORTUNITIES FUND—The Enhanced LIBOR Opportunities Fund seeks to provide capital appreciate and income.

The Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one ratings agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 20% of the Fund's assets will be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of August 31, 2008 it was 4.71 years. The Fund's current dollar-weighted average duration is 4.67 years. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-), as listed with S&P or a similar ratings agency. However, the Fund may invest in non-rated securities or securities rated below investment grade (BB, B and CCC).

HIGH YIELD BOND FUND—The High Yield Bond Fund seeks to maximize total return.

Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below the fourth highest rating category by an NRSRO (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC select securities that offer a high current yield (or return) as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security. As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB).

LONG DURATION FUND—The Long Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of 10-13 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between ten and thirteen years. The Fund's current dollar-weighted average life is 8.46 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

EXTENDED DURATION FUND—The Extended Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of 23-26 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between twenty-three and twenty-six years. The Fund's current dollar-weighted average life is 13.29 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

EMERGING MARKETS DEBT FUND—The investment objective of the Emerging Markets Debt Fund is to maximize total return.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by an NRSRO, commonly referred to as junk bonds).

REAL RETURN PLUS FUND—The Real Return Plus Fund seeks to provide a total return that exceeds the rate of inflation.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S.

Under normal circumstances, the Fund will invest a significant portion of its assets in fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund may also use derivative instruments that provide an inflation-adjusted return.

In an attempt to enhance return, the Fund may employ an "alpha overlay" strategy that is backed by the securities mentioned below. The overlay strategy may be invested in instruments across domestic and international equity, fixed income and currency markets. This strategy may use a wide range of derivative instruments (or direct investments) to allocate exposure among asset classes, countries and currencies. The Fund may allocate investments without limit to any one of the equity, bond and currency asset classes.

The Fund may also invest in other types of inflation-sensitive securities, such as real estate investment trusts (REITs). A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

COLLATERALIZED DEBT OBLIGATIONS—Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but an adviser selects to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are likely to be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EUROBONDS—The Emerging Markets Debt Fund may purchase Eurobonds. A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars and U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by an adviser. See "Appendix A—Description of Corporate Bond Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade"

securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, an adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change, as a consequence of the market, between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the International Equity, World Equity Ex-US, Screened World Equity Ex-US and Enhanced LIBOR Opportunities Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

A Fund (except the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, Emerging Markets Debt and Real Return Plus Funds) will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above. The International Equity, World Equity Ex-US, Screened World Equity Ex-US and Enhanced LIBOR Opportunities Funds may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Funds (except the Real Return Plus Fund) may engage in non-deliverable forward transactions. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds (except the Real Return Plus Fund) may invest in options on foreign currencies and futures. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities and Global Managed Volatility Funds may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures are relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. If the International Equity, World Equity Ex-US or Screened World Equity Ex-US Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will "cover" its position as required by the 1940 Act.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. A Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on an adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—The Emerging Markets Debt Fund may purchase High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, an adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with all other funds advised by SIMC ("SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Currently, the Program has not yet been implemented. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements ("Repo Rate"), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings ("Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' board of trustees or directors (the "SEI Funds' Board"). The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations, and is subject to certain percentage limitations. Upon implementation of the Program, SIMC will administer the Program according to procedures approved by the SEI Funds' Board. In addition, the Program will be subject to oversight and periodic review by the Board.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. Pursuant to Section 12 of the 1940 Act, the Trust may invest its uninvested cash in one or more affiliated investment companies, which complies with Rule 2a-7 under the 1940 Act. A Fund may invest in investment companies managed by an adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

LOAN PARTICIPATIONS AND ASSIGNMENTS—The Emerging Markets Debt, Real Return Plus, Global Managed Volatility, High Yield Bond and Enhanced LIBOR Opportunities Funds may purchase Loan Participations and Assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by an adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC" securities) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by

Federal Home Loan Banks. Freddie Macs are not backed by the full faith and credit of the U.S. Government, and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—The Large Cap Diversified Alpha, Real Return Plus, Global Managed Volatility and Enhanced LIBOR Opportunities Funds may purchase Municipal Securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—The Emerging Markets Debt Fund is a non-diversified investment company as defined in the 1940 Act, which means that a relatively high percentage of its assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Emerging Markets Debt Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL AGENCIES—Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Obligations of supranational entities may be purchased by the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Core Fixed Income and Emerging Markets Debt Funds. Currently, each Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as an adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—The Enhanced LIBOR Opportunities, Global Managed Volatility and Real Return Plus Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—All of the Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONS, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REITs—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. The Emerging Markets Debt Fund may not invest in REITs.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by an adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The advisers monitor compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of an adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Permitted investments for a Fund include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

None of the Large Cap, Large Cap Index, Small/Mid Cap Equity, Small Cap, Emerging Markets Equity, Core Fixed Income, High Yield Bond and Global Equity Funds may enter into reverse repurchase agreements and engage in sale-buyback transactions.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share net asset value. Investing the cash collateral subjects the Fund's investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP ("Liquidity Fund"), an affiliated private money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise "cover" the Fund's short position as required by the 1940 Act.

The Large Cap Diversified Alpha and Global Managed Volatility Funds may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment), and the Large Cap Disciplined Equity and Large Cap Funds may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of the investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and Global Managed Volatility Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and Global Managed Volatility Funds having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and Global Managed Volatility Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOCIAL INVESTMENT CRITERIA—The Screened World Equity Ex-US Fund's portfolio is subject to certain social investment criteria. As a result, the Fund's Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities, or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

SOVEREIGN DEBT—The Emerging Markets Debt Fund may invest in Sovereign Debt Securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—The Emerging Markets Debt Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GMNA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small Cap Fund, Small/Mid Cap Equity Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Managed Volatility Fund, Enhanced LIBOR Opportunities Fund, Core Fixed Income Fund, High Yield Bond Fund, Extended Duration Fund, Emerging Markets Debt Fund and Real Return Plus Fund and may not be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Emerging Markets Debt Fund.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are fundamental policies of the Long Duration Fund and may not be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  2.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Issue any class of senior security (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  4.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  5.  Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

For purposes of the industry concentration limitation specified in the Prospectus and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and

(iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Large Cap, Large Cap Diversified Alpha, Small Cap, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond and Emerging Markets Debt Funds and may be changed by the Board without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap or Large Cap Diversified Alpha Fund.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This investment limitation does not apply to the Large Cap Diversified Alpha or Emerging Markets Debt Fund.

  7.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Emerging Markets Debt Fund.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

  10.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. This investment limitation does not apply to the Large Cap Diversified Alpha Fund.

  13.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

  20.  With respect to the Large Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following investment limitations are non-fundamental policies of the Large Cap Disciplined Equity, Large Cap Index, Small/Mid Cap Equity, Global Managed Volatility, Enhanced LIBOR Opportunities, Extended Duration and Real Return Plus Funds and may be changed without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control. This investment limitation does not apply to the Global Managed Volatility, Enhanced LIBOR Opportunities or Real Return Plus Fund.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap Disciplined Equity Fund.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act. This investment limitation does not apply to the Global Managed Volatility, Enhanced LIBOR Opportunities or Real Return Plus Fund.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This policy does not apply to the Large Cap Disciplined Equity, Small/Mid Cap Equity, Global Managed Volatility, Enhanced LIBOR Opportunities or Real Return Plus Fund.

  7.  With respect to 75% of its total assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. With respect to the Global Managed Volatility, Enhanced LIBOR Opportunities and Real Return Plus Funds, to the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  10.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  With respect to the Large Cap Index Fund, invest less than substantially all of its net assets, under normal circumstances, in securities included in the Russell 1000 Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Large Cap Disciplined Equity Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Extended Duration Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following investment limitations are non-fundamental policies of the World Equity Ex-US, Screened World Equity Ex-US and Global Equity Funds and may be changed without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

  1.  With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of such issuer.

  2.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) domestic banks and U.S. branches of foreign banks, which the Fund has determined to be subject to the same regulation as U.S. banks; or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

  4.  Make loans, if as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, enter into repurchase agreements and loan its portfolio securities.

  5.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  6.  Invest in companies for the purpose of exercising control. This investment limitation does not apply to the Screened World Equity Ex-US Fund.

  7.  Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, to the extent consistent with its investment objective and policies, the Fund may: (i) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaged in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interest therein (including REITs); (ii) hold or sell real estate received in connection with securities it holds or held; (iii) invest in securities issued by issuers that own or invest in commodities or commodities contracts; (iv) invest in futures contracts and options on futures contracts (including options on currencies); or (v) purchase securities of issuers that deal in precious metals or interests therein.

  8.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

  9.  Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

  10.  Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time. This investment limitation does not apply to the Screened World Equity Ex-US Fund.

  11.  Invest in interests in oil, gas or other mineral exploration or development programs. This investment limitation does not apply to the Screened World Equity Ex-US Fund.

  12.  Purchase or hold illiquid securities if more than 15% of its net assets would be invested in illiquid securities.

  13.  With respect to the World Equity Ex-US and Screened World Equity Ex-US Funds, invest less than 80% of its net assets in equity securities of foreign companies. A Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Global Equity Fund, invest less than 80% of its net assets in equity securities. The Fund will notify its shareholders at least 60 days prior to any changes to this policy.

The following investment limitations are non-fundamental policies of the Long Duration Fund and may be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

  7.  Under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  8.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

For purposes of the industry concentration limitation specified in the Prospectus and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and the transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust.  The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

Administration Fees.  For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund at the following annual rates:

Fund	Administration Fee
Large Cap Fund	0.05%
Large Cap Diversified Alpha Fund	0.05%
Large Cap Disciplined Equity Fund	0.05%
Large Cap Index Fund	0.05%
Small Cap Fund	0.05%
Small/Mid Cap Equity Fund	0.05%
International Equity Fund	0.05%
World Equity Ex-US Fund	0.05%
Screened World Equity Ex-US Fund	0.05%
Emerging Markets Equity Fund	0.05%
Global Equity Fund	0.05%
Global Managed Volatility Fund	0.05%
Enhanced LIBOR Opportunities Fund	0.05%
Core Fixed Income Fund	0.05%
High Yield Bond Fund	0.05%
Long Duration Fund	0.05%
Extended Duration Fund	0.05%
Emerging Markets Debt Fund	0.05%
Real Return Plus Fund	0.05%

For the fiscal years ended May 31, 2006, 2007 and 2008, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Net Fees Paid (000)					Fees Waived or Reimbursed (000)
Fund	2006		2007		2008	2006		2007		2008
Large Cap Fund	$0		$0		$0	$586		$371		$227
Large Cap Diversified Alpha Fund	$0	***	$0		$0	$18	***	$153		$240
Large Cap Disciplined Equity Fund	$0		$0		$0	$2,155		$3,197		$4,140
Large Cap Index Fund	$0		$0		$0	$172		$190		$194
Small Cap Fund	$0		$0		$0	$913		$992		$935
Small/Mid Cap Equity Fund	$0		$0		$0	$531		$745		$1,053
International Equity Fund	$0		$0		$0	$847		$880		$780
World Equity Ex-US Fund	$0		$0		$0	$293		$717		$1,357
Screened World Equity Ex-US Fund	*		*		*	*		*		*
Emerging Markets Equity Fund	*		*		*	*		*		*
Global Equity Fund	*		*		*	*		*		*
Global Managed Volatility Fund	*		*		*	*		*		*
Enhanced LIBOR Opportunities Fund	*		$0	****	$0	*		$26	****	$102
Core Fixed Income Fund	$0		$0		$0	$2,194		$2,677		$3,136
High Yield Bond Fund	$0	**	$0		$0	$168	**	$511		$665
Long Duration Fund	$0		$0		$0	$66		$89		$81
Extended Duration Fund	$0		$0		$0	$97		$146		$340
Emerging Markets Debt Fund	$0	**	$0		$0	$90	**	$312		$479
Real Return Plus Fund	*		$0	****	$0	*		$40	****	$154

*  Not in operation during such period.

**  Commenced operations on December 5, 2005.

***  Commenced operations on February 28, 2006.

****  Commenced operations on December 15, 2006.

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 10 investment companies, including more than 80 portfolios, with approximately $96.9 billion in assets under management as of August 31, 2008.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a Fund.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among Sub-Advisers, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. SIMC may invest a portion of the Real Return Plus Fund's assets in government securities, including TIPS. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to the Funds. Sub-Advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or Sub-Advisers, or by SIMC or Sub-Advisers on 90 days' written notice to the Trust.

Advisory Fees. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Fund	0.40%
Large Cap Diversified Alpha Fund	0.40%
Large Cap Disciplined Equity Fund	0.40%
Large Cap Index Fund	0.17%
Small Cap Fund	0.65%
Small/Mid Cap Equity Fund	0.65%
International Equity Fund	0.505%
World Equity Ex-US Fund	0.55%
Screened World Equity Ex-US Fund	0.65%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%
Global Managed Volatility Fund	0.65%
Enhanced LIBOR Opportunities Fund	0.45%
Core Fixed Income Fund	0.30%
High Yield Bond Fund	0.4875%
Long Duration Fund	0.30%
Extended Duration Fund	0.30%
Emerging Markets Debt Fund	0.85%
Real Return Plus Fund	0.70%

SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For the fiscal years ended May 31, 2006, 2007 and 2008, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

	Net Fees Paid (000)					Fees Waived (000)
Fund	2006		2007		2008	2006		2007		2008
Large Cap Fund	$2,769		$1,823		$1,106	$1,920		$1,146		$707
Large Cap Diversified Alpha Fund	$85	***	$1,001		$1,414	$57	***	$220		$503
Large Cap Disciplined Equity Fund	$9,674		$13,003		$14,779	$7,566		$12,572		$18,344
Large Cap Index Fund	$201		$163		$165	$383		$484		$495
Small Cap Fund	$9,530		$10,360		$9,794	$2,345		$2,539		$2,360
Small/Mid Cap Equity Fund	$5,382		$7,186		$10,176	$1,525		$2,505		$3,518
International Equity Fund	$4,880		$5,949		$5,365	$3,670		$2,938		$2,517
World Equity Ex-US Fund	$2,626		$7,655		$13,800	$601		$232		$1,124
Screened World Equity Ex-US Fund	*		*		*	*		*		*
Emerging Markets Equity Fund	*		*		*	*		*		*
Global Equity Fund	*		*		*	*		*		*
Global Managed Volatility Fund	*		*		*	*		*		*
Enhanced LIBOR Opportunities Fund	*		$202	****	$762	*		$28	****	$154
Core Fixed Income Fund	$5,170		$6,556		$7,675	$7,997		$9,505		$11,139
High Yield Bond Fund	$1,062	**	$3,398		$4,453	$582	**	$1,613		$2,036
Long Duration Fund	$213		$299		$257	$185		$238		$229
Extended Duration Fund	$319		$503		$1,162	$261		$376		$878
Emerging Markets Debt Fund	$912	**	$3,215		$4,995	$614	**	$2,097		$3,141
Real Return Plus Fund	*		$330	****	$1,247	*		$234	****	$916

*  Not in operation during such period.

**  Commenced operations on December 5, 2005.

***  Commenced operations on February 28, 2006.

****  Commenced operations on December 15, 2006.

The Sub-Advisers.

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the Global Managed Volatility Fund. Acadian was founded in 1977 and is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirect wholly-owned subsidiary of Old Mutual plc. Old Mutual plc is a publicly traded company listed on the U.K. and South African stock exchanges.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds and Sanford C. Bernstein & Co., LLC, a wholly-owned subsidiary and an investment unit of AllianceBernstein, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. AllianceBernstein is a Delaware limited partnership of which AllianceBernstein, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA.

ALPHASIMPLEX GROUP, LLC—AlphaSimplex Group, LLC ("AlphaSimplex") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. AlphaSimplex is a Delaware limited liability company founded in 1999. Following the acquisition of the company in October 2007, AlphaSimplex is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to AlphaSimplex, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Fédérale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis, CNCE and BFBP (the "Affiliated Owners") each owns, directly or indirectly, other investment advisers established in various jurisdictions. Natixis Global Asset Management, L.P., which owns AlphaSimplex and is indirectly owned by the Affiliated Owners, is the direct and indirect owner of various investment advisers.

ANALYTIC INVESTORS, LLC—Analytic Investors, LLC ("Analytic") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Analytic, a wholly-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

ARES MANAGEMENT LLC—Ares Management LLC ("Ares") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Ares, a Delaware limited liability company and an SEC registered investment adviser, was founded in 1997 and is wholly-owned by Ares Holdings LLC, a Delaware limited liability company.

ARONSON+JOHNSON+ORTIZ, LP—Aronson+Johnson+Ortiz, LP ("AJO") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Diversified Alpha Funds. AJO is wholly-owned by its 11 limited partners. Theodore R. Aronson, Managing Principal, is the majority equity owner of AJO.

ARTISAN PARTNERS LIMITED PARTNERSHIP—Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund, and has been appointed as a Sub-Adviser to the World Equity Ex-US and Emerging Markets Equity Funds. Artisan Investment Corporation has a controlling interest in Artisan. Artisan was founded in 1994.

ASHMORE INVESTMENT MANAGEMENT LIMITED—Ashmore Investment Management Limited ("Ashmore") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Ashmore is an indirectly wholly-owned subsidiary of Ashmore Group plc, which was admitted to listing on the London Stock Exchange in October 2006.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC—AXA Rosenberg Investment Management LLC ("AXA Rosenberg") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC. AXA Rosenberg is a limited liability company and was founded in 1985.

BLACKROCK CAPITAL MANAGEMENT, INC.—BlackRock Capital Management, Inc. ("BlackRock") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. holds an approximate 49% interest in BlackRock, Inc. and the PNC Financial Services Group holds a 34% stake. The remaining 17% is held by employees and the public (NYSE:BLK).

THE BOSTON COMPANY ASSET MANAGEMENT LLC—The Boston Company Asset Management LLC ("The Boston Company") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. The Boston Company is a wholly-owned indirect subsidiary of Bank of New York Mellon Corporation.

DELAWARE MANAGEMENT COMPANY—Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. Delaware Investments, which is the marketing name for DMC, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.—Deutsche Investment Management Americas Inc. ("Deutsche") serves as a Sub-Adviser to a portion of the assets of the Real Return Plus Fund. Deutsche was founded in 1943 and is an indirect wholly-owned subsidiary of Deutsche Bank AG.

ENHANCED INVESTMENT TECHNOLOGIES, LLC—Enhanced Investment Technologies, LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds. Janus Capital Group Inc. indirectly owns 89.5% of INTECH and 10.5% of INTECH is owned by its employees. INTECH was founded in 1987.

FIRST QUADRANT, L.P.—First Quadrant, L.P. ("First Quadrant") serves as a Sub-Adviser to a portion of the assets of the Real Return Plus Fund. First Quadrant is a Delaware limited partnership founded in 1988. In 1996, First Quadrant was acquired by Affiliated Managers Group ("AMG"), a publicly traded holding company. AMG became the General Partner and currently controls 64% of outstanding equity while First Quadrant's managing partners control 36%.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.—Goldman Sachs Asset Management, L.P. ("GSAM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. GSAM is wholly-owned by the Goldman Sachs Group, Inc.

HIGHLAND CAPITAL MANAGEMENT, L.P.—Highland Capital Management, L.P. ("Highland Capital") serves as a Sub-Adviser to a portion of the assets of the Enhanced LIBOR Opportunities Fund. Highland Capital was founded in 1993 by James Dondero and Mark Okada, who are principal owners of the firm.

ING INVESTMENT MANAGEMENT ADVISORS, B.V.—ING Investment Management Advisors, B.V. ("IIMA") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. IIMA, a Netherlands corporation, was founded in 1896 and became an investment advisory company in 1991. IIMA is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments, LLC.

ING INVESTMENT MANAGEMENT CO.—ING Investment Management Co. ("ING IM") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. ING IM is an indirect wholly-owned subsidiary of ING Groep, N.V. in Amsterdam, which is the ultimate parent entity.

INTEGRITY ASSET MANAGEMENT, LLC—Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Integrity was founded in 2003 and is wholly-owned by its employees.

JANUS CAPITAL MANAGEMENT LLC—Janus Capital Management LLC ("Janus") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. JPMIM is wholly-owned by JPMorgan Asset Management Holdings Inc., which, in turn, is wholly-owned by JPMorgan Chase and Co.

LEE MUNDER INVESTMENTS, LTD.—Lee Munder Investments, Ltd. ("LMIL") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. LMIL was founded in 2000 and is owned by Lee Munder Capital Group ("LMCG"). LMCG is 80% owned by its employees and 20% owned by Castanea Partners, Inc.

LEGG MASON CAPITAL MANAGEMENT, INC.—Legg Mason Capital Management, Inc. ("LMCM") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. LMCM, a Maryland corporation, was founded in 1982 and is a wholly-owned subsidiary of Legg Mason, Inc., a Maryland corporation.

LOS ANGELES CAPITAL MANAGEMENT AND RESEARCH, INC—Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. LA Capital is a Subchapter S corporation founded in 2002 and is wholly-owned by its working principals.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Small/Mid Cap Equity and Small Cap Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1993. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns a minority interest in LSV.

MARTINGALE ASSET MANAGEMENT, L.P.—Martingale Asset Management, L.P. ("Martingale") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

MAZAMA CAPITAL MANAGEMENT, INC.—Mazama Capital Management, Inc. ("Mazama") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Mazama is 94% employee-owned.

McKINLEY CAPITAL MANAGEMENT INC.—McKinley Capital Management Inc. ("McKinley Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. McKinley Capital was founded in 1990 and is privately held by two trusts established by Mr. Robert B. Gillam. Mr. Gillam is a fiduciary for each of the trusts.

METROPOLITAN WEST ASSET MANAGEMENT LLC—Metropolitan West Asset Management LLC ("MetWest") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund, and as the Sub-Adviser to the Long Duration and Extended Duration Funds. MetWest is a California limited liability company founded in 1996 and is 100% majority-owned by its active management team through a holding company (Metropolitan West Asset Management Holdings, LLC).

MONTAG & CALDWELL, INC.—Montag & Caldwell, Inc. ("Montag & Caldwell") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Montag & Caldwell was founded in 1945 and is incorporated in Georgia. Fortis Bank SA/NV is the parent company of Montag & Caldwell.

NEUBERGER BERMAN MANAGEMENT INC.—Neuberger Berman Management Inc. ("NBMI") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. NBMI is an indirect, wholly-owned subsidiary of Lehman Brothers Holdings, Inc. ("LBHI").

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.—Nomura Corporate Research and Asset Management Inc. ("NCRAM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. NCRAM is a subsidiary of Nomura Holdings America, Inc.

OPPENHEIMER CAPITAL LLC—Oppenheimer Capital LLC ("Oppenheimer Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Oppenheimer Capital, a Delaware limited liability company, was founded in 1969 and is a wholly-owned subsidiary of Allianz Global Investors NY Holdings LLC, which is a wholly-owned subsidiary of Allianz Global Investors Management Partners, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P., a Delaware limited partnership. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Global Investors of America L.P.

PANAGORA ASSET MANAGEMENT, INC.—PanAgora Asset Management, Inc. ("PanAgora") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. PanAgora, a Delaware Corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Putnam Investments, the majority owner, owns 80% of voting shares, and NLI owns the remaining 20% of voting shares.

PRINCIPAL GLOBAL INVESTORS, LLC—Principal Global Investors, LLC ("PGI") serves as a Sub-Adviser to a portion of the assets of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. PGI, a Delaware limited liability company, was founded in 1879 and is a wholly-owned indirect subsidiary of Principal Financial Group, Inc., a Delaware corporation.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity, Large Cap, Large Cap Diversified Alpha, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. QMA is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which, in turn, is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company that was formed in 2003.

RECORD CURRENCY MANAGEMENT LIMITED—Record Currency Management Limited ("RCM") serves as a Sub-Adviser to a portion of the assets of the International Equity, World Equity Ex-US and Enhanced LIBOR Opportunities Funds. RCM is a private limited company (United Kingdom) founded in 1983 and is a 100% directly-owned subsidiary of Record plc. Record plc is 32.15% owned by Neil P. Record.

REXITER CAPITAL MANAGEMENT LIMITED—Rexiter Capital Management Limited ("Rexiter") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity and World Equity Ex-US Funds. Rexiter was founded in 1997 and is 75% owned by State Street Global Alliance, LLC and 25% owned by its employees. State Street Global Alliance, LLC is 51% beneficially owned by State Street Corporation and 49% beneficially owned by ABP (the pension fund for Dutch State employees).

ROBECO INVESTMENT MANAGEMENT, INC.—Robeco Investment Management, Inc. ("Robeco") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Robeco is a wholly-owned subsidiary of the Dutch investment management firm Robeco Group N.V., which in turn is 100% owned by Cooperative Centrale Raiffeisen Boerenleenbank B.A. (also known as Rabobank).

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED—Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Security Capital is an indirect, 100% owned subsidiary of J.P. Morgan Chase & Co.

SMITH BREEDEN ASSOCIATES, INC.—Smith Breeden Associates, Inc. ("Smith Breeden") serves as a Sub-Adviser to a portion of the assets of the International Equity and World Equity Ex-US Funds. Smith Breeden is a Kansas sub-chapter S corporation and is an independent, employee-owned firm. As of May 31, 2008, Smith Breeden's senior professionals owned 75% of the firm's equity. Former employees, current and former outside directors (and family members and trusts related to those groups) owned the remaining 25%. Smith Breeden has remained an independent and majority employee-owned corporation since its inception in 1982.

SSgA FUNDS MANAGEMENT, INC.—SSgA Funds Management, Inc. ("SSgA FM") serves as the Sub-Adviser to the Large Cap Index Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street.

STONE HARBOR INVESTMENT PARTNER LP—Stone Harbor Investments Partners LP ("Stone Harbor") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Stone Harbor is a Delaware limited partnership founded in 2005 and is 100% employee-owned.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

WELLS CAPITAL MANAGEMENT, INC.—Wells Capital Management, Inc. ("Wells Capital") serves as a Sub-Adviser to the Small/Mid Cap Equity and Core Fixed Income Funds. Wells Capital became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

Sub-Advisory Fees. For the fiscal years ended May 31, 2006, 2007 and 2008, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers.

	Fees Paid (000)					Fee Waivers (000)
Fund	2006		2007		2008	2006		2007		2008
Large Cap Fund	$1,908		$1,280		$779	$0		$0		$0
Large Cap Diversified Alpha Fund	$61	***	$751		$1,043	$0	***	$0		$0
Large Cap Disciplined Equity Fund	$7,159		$9,678		$10,358	$0		$0		$0
Large Cap Index Fund	$48		$38		$39	$0		$0		$0
Small Cap Fund	$9,032		$9,765		$9,190	$0		$0		$0
Small/Mid Cap Equity Fund	$4,568		$6,214		$8,897	$0		$0		$0
International Equity Fund	$4,943		$5,098		$4,536	$0		$0		$0
World Equity Ex-US Fund	$1,621		$4,138		$7,513	$0		$0		$0
Screened World Equity Ex-US Fund	*		*		*	*		*		*
Emerging Markets Equity Fund	*		*		*	*		*		*
Global Equity Fund	*		*		*	*		*		*
Global Managed Volatility Fund	*		*		*	*		*		*
Enhanced LIBOR Opportunities Fund	*		$201	****	$565	*		$0	****	$0
Core Fixed Income Fund	$6,937		$5,106		$5,953	$0		$0		$0
High Yield Bond Fund	$113	**	$2,689		$3,661	$0		$0		$0
Long Duration Fund	$107		$386		$192	$0		$0		$0
Extended Duration Fund	$150		$347		$800	$0		$0		$0
Emerging Markets Debt Fund	$631	**	$2,528		$4,042	$0	**	$0		$0
Real Return Plus Fund	*		$217	****	$776	*		$0	****	$0

*  Not in operation during such period.

**  Commenced operations on December 5, 2005.

***  Commenced operations on February 28, 2006.

****  Commenced operations on December 15, 2006.

For the fiscal years ended May 31, 2006, 2007 and 2008, the following table shows: (i) the dollar amount of fees paid to LSV, which is an affiliate of SIMC, by SIMC; and (ii) the dollar amount of LSV's voluntary fee waivers.

	Fees Paid (000)			Fee Waivers (000)
Fund	2006	2007	2008	2006	2007	2008
Large Cap Fund	$211	$131	$63	$0	$0	$0
Small Cap Fund	$1,036	$938	$703	$0	$0	$0
Small/Mid Cap Equity Fund	$727	$785	$833	$0	$0	$0

Portfolio Management.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the Global Managed Volatility Fund as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Global Managed Volatility Fund. The following information relates to the period ended May 31, 2008.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of a Kay Employee Limited Partnership ("KELP"). Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian's financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian's bonus pool is funded via a profit-sharing arrangement with Old Mutual. The profit-sharing is solely a function of Acadian's financial results; the results of the large Old Mutual group do not impact this calculation.

Ownership of Fund Shares. As of May 31, 2008, the portfolio managers did not beneficially own any shares of the Global Managed Volatility Fund.

Other Accounts. As of May 31, 2008, the portfolio managers were responsible for the day-to-day management of certain other accounts (collectively, the "Other Accounts"), as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Ronald D. Frashure, John R. Chisholm, Brian K. Wolahan, Raymond F. Mui and Charles H. Wang	11		$597,000,000	57		$14,287,000,000	201		$63,060,000,000
	3	*	$3,673,000,000	8	*	$15,000,000,000	36	*	$17,837,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Global Managed Volatility Fund, which may have different investment guidelines and objectives. In addition to the Global Managed Volatility Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Global Managed Volatility Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Global Managed Volatility Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the Global Managed Volatility Fund, they may track the same benchmarks or indexes as the Global Managed Volatility Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Global Managed Volatility Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Global Managed Volatility Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the Global Managed Volatility Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. SIMC pays Sanford C. Bernstein & Co., LLC, an investment unit of AllianceBernstein, a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Sanford C. Bernstein & Co., LLC and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US and Large Cap Funds. The following information relates to the period ended May 31, 2008.

AllianceBernstein's compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein's clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is composed of the following:

(i)  Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)  Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)  Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US and Large Cap Funds' most recently completed fiscal year, AllianceBernstein's portfolio managers did not beneficially own any shares of the Emerging Markets Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US or Large Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Emerging Markets Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US and Large Cap Funds, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Emerging Markets Growth Team (Steve Beinhacker, Sanem Bilgin, Richard Chow, Michael Levy and Jean Van de Walle)	12		$2,482,000,000	8		$4,300,000,000	58		$3,980,000,000
	n/a		n/a	n/a		n/a	7	*	$1,451,000,000
Global Value Investment Policy Group (Sharon E. Fay and Kevin F. Simms)	67		$48,181,000,000	89		$29,784,000,000	792		$117,017,000,000
	2	*	$5,537,000,000	11	*	$754,000,000	101	*	$14,576,000,000
Structured Equities (Joshua Lisser)	179		$102,982,000,000	451		$26,272,000,000	338		$91,165,000,000
	90	*	$51,506,000,000	11	*	$1,531,000,000	53	*	$14,171,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AllianceBernstein has developed polices and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investment of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changes investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for AllianceBernstein's clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

AlphaSimplex

Compensation. SIMC pays AlphaSimplex a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between AlphaSimplex and SIMC. AlphaSimplex pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended May 31, 2008.

All AlphaSimplex investment professionals, including members of AlphaSimplex's Investment Committee, may receive compensation in three ways: salary, year-end bonuses and supplemental bonuses. The bonus amounts are decided by the AlphaSimplex Compensation Committee. As a retention tool, AlphaSimplex has implemented a three-year deferral of 30% of bonus amounts for senior professionals.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity Fund's most recently completed fiscal year, AlphaSimplex's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of May 31, 2008, in addition to the Large Cap Disciplined Equity Fund, AlphaSimplex's portfolio managers were collectively responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Andrew W. Lo, Jeremiah H. Chafkin, Arnout M. Eikeboom and Philippe P. Lüdi	n/a	n/a	1	*	$147,554,062	n/a	n/a

* Account listed above is subject to a performance-based advisory fee.

Conflicts of Interests. AlphaSimplex manages multiple accounts for multiple clients. These accounts may include accounts of registered investment companies, separate accounts and private pooled investment vehicles. AlphaSimplex may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. AlphaSimplex's management of Other Accounts may give rise to potential conflicts of interest in connection with its management of the Large Cap Disciplined Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts currently managed by AlphaSimplex include AlphaSimplex Quantitative Global Macro Fund, L.P. and AlphaSimplex Quantitative Global Macro Offshore Fund, Ltd. AlphaSimplex makes investment decisions for each of these accounts based on the client's investment objectives, policies, practices, cash flows, taxes and other relevant investment considerations. Consequently, AlphaSimplex may purchase or sell securities for one account and not for another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for Other Accounts. In addition, the Other Accounts managed by AlphaSimplex may have fee structures, such as performance-based fees, that differ from that of the Large Cap Disciplined Equity Fund. Since AlphaSimplex manages multiple client accounts, it may be inclined to favor certain accounts over others, particularly if the accounts pay different fees to AlphaSimplex. However, AlphaSimplex has adopted policies and procedures, discussed below, to avoid such conflicts of interest.

Further, a potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Disciplined Equity Fund. Because of their roles in managing the Large Cap Disciplined Equity Fund, AlphaSimplex's portfolio managers know the size, timing and possible market impact of Large Cap Disciplined Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Disciplined Equity Fund. As discussed below, AlphaSimplex has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

AlphaSimplex has adopted and implemented a statement of policy and procedures intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities. AlphaSimplex also reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. In addition, the performance of similarly managed accounts is regularly compared to determine whether there are any unexplained significant discrepancies. Finally, AlphaSimplex's allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that a client participates in an aggregated order (with respect to all securities except futures contracts and forward contracts), it will participate at the average price for all of AlphaSimplex's transactions in that security on a given business day and transaction costs will be shared pro rata based on the client's participation in the transaction. The implementation of these procedures is monitored by AlphaSimplex's Chief Compliance Officer.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. The following information relates to the period ended May 31, 2008.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. Profit incentives are allocated on an annual basis. Additionally, the Analytic Equity Plan is designed to foster and promote the long term success of Analytic by enabling senior managers and portfolio management professionals to obtain equity interests in Analytic. Under the Plan, Analytic is currently authorized to grant or sell restricted equity interests to key employees in an aggregate amount representing up to 24.9% of Analytic.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity or Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2008, in addition to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds, Analytic's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Harindra de Silva	14 n/a	$2,929,648,151 n/a	24 16*	$2,202,277,741 $1,366,880,761	34 13*	$3,805,403,118 $1,222,194,659
Dennis M. Bein	13 n/a	$2,771,875,039 n/a	24 15*	$2,417,320,268 $1,593,216,626	36 13*	$3,740,863,244 $1,222,194,659
Steven Sapra	8 n/a	$2,295,243,784 n/a	14 8*	$1,572,311,405 $919,801,017	31 8*	$3,292,418,549 $773,749,964
David Krider	4 n/a	$394,534,727 n/a	3 n/a	$171,593,254 n/a	2 2*	$352,650,376 $352,650,376

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Analytic's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Analytic's portfolio managers include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The Other Accounts might have similar investment objectives as the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Because of their positions with the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds, the portfolio managers know the size, timing and possible market impact of Large Cap Disciplined Equity and Large Cap Diversified Alpha Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. This conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds, such securities might not be suitable for the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds given their investment objectives and related restrictions.

Ares

Compensation. SIMC pays Ares a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Ares and SIMC. Ares pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2008.

David Sachs and Seth Brufsky, the senior portfolio managers of the Capital Markets Group, are also owners of Ares Management. As such, they receive their proportionate share of income that is distributed to the parent company annually. Americo Cascella's and John Leupp's performance is reviewed by Mr. Sachs and Mr. Brufsky, and their compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The investment professional's recommendations are also compared to the performance of the underlying portfolio securities for which they are responsible. While compensation varies across the firm depending on the experience level and responsibility, investment professionals' compensation is composed of a fixed base salary as well as an annual bonus. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares. As of May 31, 2008, Ares' portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2008, in addition to the High Yield Bond Fund, Ares' portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Ares Management Team (David Sachs, Seth Brufsky, Americo Cascella** and John Leupp***)	2	$410,000,000	18		$9,800,000,000	4	$2,650,000,000
	n/a	n/a	16	*	$7,400,000,000	n/a	n/a

*  Accounts listed above are subject to a performance-based advisory fee.

**  Mr. Cascella is only responsible for the day-to-day management of loan-focused funds and managed accounts and credit opportunity and derivative funds.

***  Mr. Leupp is only responsible for the day-to-day management of the separately managed accounts for SEI funds.

Conflicts of Interest. Ares' portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. Ares does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares' portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that Ares' portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares' portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Ares or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is Ares' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares' portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the High Yield Bond Fund, such securities might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap and Large Cap Diversified Alpha Funds as set forth in the investment sub-advisory agreements between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap and Large Cap Diversified Alpha Funds. The following information relates to the period ended May 31, 2008.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to AJO. Each calendar year-end, the managing partner of AJO, in consultation with the other senior partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Ownership of Fund Shares. As of the end of the Large Cap and Large Cap Diversified Alpha Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Fund or the Large Cap Diversified Alpha Fund.

Other Accounts.  As of May 31, 2008, in addition to the Large Cap Fund and the Large Cap Diversified Alpha Fund, AJO's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Aronson, Johnson, Cranston, Moore, Kaye, Ortiz and Wenzinger	14		$4,476,860,000	17		$3,878,520,000	58		$10,248,020,000
	2	*	$107,830,000	5	*	$316,460,000	50	*	$5,581,030,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AJO's portfolio managers' management of the Other Accounts referenced above may give rise to potential conflicts of interest in connection with their management of the investments of the Large Cap Fund or the Large Cap Diversified Alpha Fund, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by AJO's portfolio managers include those referenced above. The Other Accounts might have similar investment objectives as the Large Cap Fund or the Large Cap Diversified Alpha Fund, or hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Large Cap Fund or the Large Cap Diversified Alpha Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise because AJO's portfolio managers know the size, timing and possible market impact of Large Cap Fund and the Large Cap Diversified Alpha Fund trades. It is possible the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Fund or the Large Cap Diversified Alpha Fund. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO's portfolio managers' management of the Large Cap Fund or the Large Cap Diversified Alpha Fund and Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Fund or the Large Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than from the Large Cap Fund or the Large Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Fund or the Large Cap Diversified Alpha Fund, such securities might not be suitable for the Large Cap Fund or the Large Cap Diversified Alpha Fund given their investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds. The following information relates to the period ended June 30, 2008.

An Artisan portfolio manager is compensated through a fixed base salary and a subjectively determined incentive bonus, the aggregate amount of which is a portion of a bonus pool which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager's interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers, have or are expected to have over a reasonable time, limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds' most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap, World Equity Ex-US or Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2008, in addition to the Small Cap Fund, Messrs. Satterwhite, Kieffer and Sertl were responsible for the day-to-day management of certain other accounts. As of June 30, 2008, Ms. Negrete-Gruson had been appointed as portfolio manager to a portion of the World Equity Ex-US and Emerging Markets Equity Funds, and was responsible for the day-to-day management of certain Other Accounts. These accounts are as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr.	5	$5,869,307,344	3		$8,584,112,744	23		$2,451,111,575
	n/a	$n/a	n/a		$n/a	1	*	$27,989,122
Maria Negrete-Gruson	1	$97,000,329	n/a		$n/a	n/a		$n/a
	n/a	$n/a	1	*	$125,094,388	n/a		$n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Artisan's emerging markets investment team, led by Maria Negrete-Gruson as manager, and Artisan's small cap value team, led by Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr., manage portfolios for multiple clients (Messrs. Satterwhite, Kieffer and Sertle manage portfolios for multiple clients within three investment strategies). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, Artisan's emerging markets investment team and small cap value investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the emerging markets strategy and the small cap value strategy may occur. In addition, some of the portfolios Artisan manages in its emerging markets strategy and the small cap value strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Small Cap, World Equity Ex-US and Emerging Markets Equity Funds to Artisan. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan's procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Artisan's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with investment guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

Ashmore

Compensation. SIMC pays Ashmore a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Ashmore and SIMC. Ashmore pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2008.

Ashmore's investment professionals are compensated by fixed annual salaries, as well as by performance-based annual bonuses determined at the discretion of Ashmore's Awards Committee and in the case of the Chief Executive, by the Parent's Remuneration Committee, involving a thorough and on-going assessment of the individual's performance and contribution to Ashmore's pre-tax profitability. This assessment is performed on a continuous basis as well as part of a formal annual review. Ashmore's investment professionals may also be granted access to equity in the business through shares, equity options and other earned-in mechanisms. The reference period for bonuses is a single year, ending each 30th of June.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, none of Ashmore's investment professionals beneficially owned any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2008, in addition to the Emerging Markets Debt Fund, Ashmore's Investment Committee was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Number of Total Assets	Number of Accounts		Total Assets	Accounts		Total Assets
Investment Committee (Mark Coombs, Jules Green, Seumas Dawes and Jerome Booth)	1	$487,400,000	28		$24,775,635,000	16		$11,287,675,000
	n/a	n/a	23	*	$23,166,971,000	4	*	$1,160,576,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Ashmore's management of Other Accounts may give rise to potential conflicts of interest in connection with its management of the Emerging Markets Debt Fund investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Ashmore's investment professionals include other pooled emerging markets funds. The Other Accounts might have similar investment objectives to the Emerging Markets Debt Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt Fund. While Ashmore's management of Other Accounts may give rise to the following potential conflicts of interest, Ashmore does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Ashmore believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ashmore's day-to-day management of the Emerging Markets Debt Fund. Because of their position with the Emerging Markets Debt Fund, Ashmore's investment professionals know the size, timing, and possible market impact of Emerging Markets Debt Fund's trades. It is theoretically possible that Ashmore's investment professionals could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Debt Fund. However, Ashmore has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ashmore's management of the Emerging Markets Debt Fund and Other Accounts which, in theory, may allow them to aggregate and allocate investment opportunities in a way that could favor Other Accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Ashmore's investment professionals receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is Ashmore's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ashmore has adopted policies and procedures reasonably designed to aggregate and allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ashmore may decide to buy securities for one or more Other Accounts that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such securities might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

AXA Rosenberg

Compensation. SIMC pays AXA Rosenberg a fee based on the assets under management of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between AXA Rosenberg and SIMC. AXA Rosenberg pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2008.

AXA Rosenberg compensates Dr. Ricks for his management of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. His compensation consists of base salary, bonus and deferred compensation. All compensation components are fixed and are not based on the performance of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds.

AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or period of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds' most recently completed fiscal year, Dr. Ricks did not beneficially own any shares of the Emerging Markets Equity, International Equity, World Equity Ex-US or Screened World Equity Ex-US Fund.

Other Accounts. As of May 31, 2008, in addition to the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, Dr. Ricks was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
William E. Ricks	20		$8,056,960,890	22		$4,569,409,517	168		$28,224,534,434
	9	*	$3,749,491,548	1	*	$18,624,081	34	*	$6,929,066,619

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsiblities for more than one account (including the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the sub-adviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believe it has adopted polices and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Dr. Ricks' management of Other Accounts may give rise to potential conflicts of interest in connection with his management of the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. AXA Rosenberg believe that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

BlackRock

Compensation. SIMC pays BlackRock a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between BlackRock and SIMC. BlackRock pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2008.

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary incentive compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of discretionary incentive compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP")—The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Archambo and Ms. O'Connor have each received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Archambo and Ms. O'Connor have each participated in the deferred compensation program.

Options and Restricted Stock Awards—A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Archambo has been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan ("RSP") and the BlackRock Employee Stock Purchase Plan ("ESPP"). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity and Small Cap Funds, Mr. Archambo and Ms. O'Connor managed or were members of the management team for the following client accounts:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Wayne Archambo	5	$3,007,000,000	n/a		n/a	16	$1,447,000,000
Kate O'Connor	4	$1,988,000,000	1	*	$53,000,000	17	$1,495,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Small/Mid Cap Equity and Small Cap Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Small/Mid Cap Equity and Small Cap Funds.

In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Small/Mid Cap Equity and Small Cap Funds. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Small/Mid Cap Equity and Small Cap Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information.

Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Small/Mid Cap Equity and Small Cap Funds. In this regard, it should be noted that Ms. O'Connor currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

The Boston Company

Compensation. SIMC pays The Boston Company a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between The Boston Company and SIMC. The Boston Company pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2008.

The portfolio managers' cash compensation is composed primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company's Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company's financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. A significant portion of the opportunity awards is based upon the one, three, and five-year (three and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth or retention of the products managed. Awards are generally subject to management discretion and pool funding availability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive awards in deferred vehicles.

For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product manager based upon section contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period upon the growth in The Boston Company's net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3 year CD rate).

Ownership of Fund Shares. As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2008, in addition to the Emerging Markets Equity Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
D. Kirk Henry, Warren Skillman and Carolyn Kedersha	9	$5,930,000,000	11	$4,110,000,000	46		$8,670,000,000
	n/a	n/a	n/a	n/a	1	*	$315,000,000

*  Account listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company. These conflicts may include, but are not limited when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

New Investment Opportunities. A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation. A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while Other Accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of Other Accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

Portfolio managers' cash compensation is composed primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of over The Boston Company profitability. In general, bonus awards are based initially on The Boston Company's financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Investment Objectives. Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading. A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security of the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

When a portfolio manager intends to trade the same security for more than one account, The Boston Company policy generally requires that such orders be "bunched," which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

To ensure that trades are being allocated in a fair and equitable manner consistent with The Boston Company's policies, performance dispersion among portfolios in all of The Boston Company's investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest. A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship. Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the The Boston Company's Code of Conduct and Bank of New York Mellon's Corporate Policy on Outside Directorships and Offices. However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers or general partners of outside entities.

In addition to completing the reporting requirements set forth in the Bank of New York Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting. Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of client accounts.

Material conflicts of interest are addressed through the establishment of The Boston Company's parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company engages a third party as an independent fiduciary to vote all proxies for Bank of New York Mellon securities and Fund securities.

Personal Trading. There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

Subject to the Personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

Consistent with the Securities Trading Policy relating to investment employees (which includes all access persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that portfolio manager.

Client Commission Arrangements. Use of client commissions to pay for services that benefit The Boston Company and not client accounts. It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as "research" or "brokerage". All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business. Many of The Boston Company's clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business. The Boston Company does not pay referral fees to consultants.

Gifts. A potential conflict exists whenever investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts.

The Boston Company's Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Bank of New York Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company employees to ensure compliance with the Bank of New York Mellon Code of Conduct and The Boston Company Gift Policy.

Affiliated Brokerage.  The Boston Company is affiliated with certain Bank of New York Mellon affiliated broker dealers. The Boston Company does not execute brokerage transactions directly with Bank of New York Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to The Boston Company to execute trades through a Bank of New York Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. The Boston Company also maintains Affiliated Brokerage and Underwriting Policy and Procedures,

Deutsche

Compensation. SIMC pays Deutsche a fee based on the assets under management of the Real Return Plus Fund as set forth in an investment sub-advisory agreement between Deutsche and SIMC. Deutsche pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Return Plus Fund. The following information relates to the period ended May 31, 2008.

Portfolio managers are eligible for total compensation composed of base salary and discretionary incentive compensation.

Base Salary—Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation—Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

•  The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the Real Return Plus Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the Real Return Plus Fund's prospectus to which the Fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with less consideration given to portfolio performance over a one-year period. The increase or decrease in the Fund's assets due to the purchase or sale of Fund shares is not considered a material factor.

•  The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of Deutsche are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Ownership of Fund Shares. As of May 31, 2008, the portfolio managers did not beneficially own any shares of the Real Return Plus Fund.

Other Accounts. As of May 31, 2008, in addition to the Real Return Plus Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager**	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Matthew F. MacDonald	14	$9,184,534,546	n/a		n/a	1		$138,465,982
	n/a	n/a	n/a		n/a	n/a		n/a
Robert Wang	40	$14,055,464,802	34		$1,077,314,643	47		$9,344,645,128
	n/a	n/a	2	*	$215,991,337	8	*	$247,055,397
Thomas Picciochi	11	$5,707,294,164	10		$642,757,196	13		$934,134,041
	n/a	n/a	2	*	$215,991,337	8	*	$247,055,397
William Chepolis	16	$9,249,618,520	n/a		n/a	1		$138,465,982
	n/a	n/a	n/a		n/a	n/a		n/a

*  Accounts listed above are subject to a performance-based advisory fee.

**  In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Real Return Plus Fund. Deutsche has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Real Return Plus Fund and other client accounts.

Conflicts of Interest. In addition to managing the assets of the Real Return Plus Fund, the Real Return Plus Fund's portfolio managers may have responsibility for managing other client accounts of Deutsche or its affiliates. The table above shows, for each portfolio manager, the number and asset size of (i) SEC registered investment companies (or series thereof) other than the Real Return Plus Fund, (ii) pooled investment vehicles that are not registered investment companies and (iii) Other Accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total Assets attributed to each portfolio manager in the table above include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Real Return Plus Fund's most recent fiscal year end.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

  (i)  Certain investments may be appropriate for the Real Return Plus Fund and also for other clients advised by Deutsche, including other client accounts managed by the Real Return Plus Fund's portfolio management team. Investment decisions for the Real Return Plus Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of Deutsche may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Real Return Plus Fund may differ from the results achieved for other clients of Deutsche. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Deutsche to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Real Return Plus Fund. Purchase and sale orders for the Real Return Plus Fund may be combined with those of other clients of Deutsche in the interest of achieving the most favorable net results to the Real Return Plus Fund and the other clients.

  (ii)  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. Deutsche attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

  (iii)  In some cases, an apparent conflict may arise where Deutsche has an incentive, such as a performance-based fee, in managing one account and not with respect to Other Accounts it manages. Deutsche will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, Deutsche has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

  (iv)  Deutsche and its affiliates and the investment team of the Real Return Plus Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. Deutsche has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Real Return Plus Fund's portfolio management team. Deutsche and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, Deutsche is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of Deutsche's advisory clients. Deutsche has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Real Return Plus Fund's Board.

DMC

Compensation. SIMC pays DMC a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds as set forth in an investment sub-advisory agreement between DMC and SIMC. DMC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. The following information relates to the period ended May 31, 2008.

Each portfolio's manager's compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—(Mr. Van Harte, Mr. Bonavico, Mr. Prislin and Mr. Ericksen only) Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Amended and Restated Delaware Investments Inc. Incentive Compensation Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

(Mr. Loome only) Due to transitioning of responsibilities of DMC's fixed income managers over the past year, some of the managers' bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Deferred Compensation—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or "performance shares," in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc. is, in turn, an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of DMC with a more direct means of participating in the growth of DMC. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of the end of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds' most recently completed fiscal year, DMC's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha or High Yield Bond Fund.

As of May 31, 2008, the portfolio managers of the all-cap growth portion of the Large Cap Fund and the Large Cap Diversified Alpha Fund and certain key personnel supporting the portfolio managers had invested collectively in excess of $17 million in the suite of products they manage.

Other Accounts. As of May 31, 2008, in addition to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds, DMC's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows. Any accounts managed in a personal capacity appear under "Other Accounts."

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Jeffrey S. VanHarte	16	$4.6 billion	0	$0	57		$9.7 billion
					2	*	$726.0 million
Christopher J. Bonavico	17	$4.7 billion	0	$0	62		$9.8 billion
					2	*	$726.0 million
Daniel J. Prislin	16	$4.6 billion	0	$0	56		$9.7 billion
					2	*	$726.0 million
Christopher M. Ericksen	16	$4.6 billion	0	$0	55		$9.6 billion
					2	*	$726.0 million
Kevin P. Loome	18	$7.5 billion	0	$0	7		$532.6 million

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds and the investment action for each other fund or account and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Two of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DMC's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

First Quadrant

Compensation. SIMC pays First Quadrant a fee based on the assets under management of the Real Return Plus Fund as set forth in an investment sub-advisory agreement between First Quadrant and SIMC. First Quadrant pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Return Plus Fund. The following information relates to the period ended May 31, 2008.

First Quadrant compensates its investment professionals based upon a combination of performance factors, including the relative investment performance of the strategies they help to manage and their accomplishments and productivity in terms of achieving annual goals. There is no single employee of First Quadrant who acts as a sole portfolio manager, rather there is a team of investment professionals who manage the investment strategy used in the Real Return Plus Fund's portfolio. Compensation levels, including annual performance bonuses, profit sharing, deferred compensation arrangements and ownership equity in First Quadrant are determined by the senior management team. In addition to individual performance, overall firm performance and pre-tax revenues carries an important weight in the decision as well. First Quadrant implements a compensation policy specifically designed to attract and retain high caliber investment professionals as evidenced by the experience and background of the investment team and the low turnover rate of its members.

Ownership of Fund Shares. As of the end of the Real Return Plus Fund's most recently completed fiscal year, First Quadrant's portfolio managers did not beneficially own any shares of the Real Return Plus Fund.

Other Accounts. As of May 31, 2008, in addition to the Real Return Plus Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets[1]	Number of Accounts		Total Assets[1]	Number of Accounts		Total Assets[1]
Max Darnell	2	$186,423,662	16		$2,885,208,362	23		$16,387,239,874
	n/a	n/a	8	*	$2,285,056,982	13	*	$6,930,564,430
Ken Ferguson	2	$186,423,662	16		$2,885,208,362	23		$16,387,239,874
	n/a	n/a	8	*	$2,285,056,982	13	*	$6,930,564,430
Dori Levanoni	2	$186,423,662	16		$2,885,208,362	23		$16,387,239,874
	n/a	n/a	8	*	$2,285,056,982	13	*	$6,930,564,430
Steve Richey	2	$186,423,662	16		$2,885,208,362	23		$16,387,239,874
	n/a	n/a	8	*	$2,285,056,982	13	*	$6,930,564,430

*  Accounts listed above are subject to a performance-based advisory fee.

1  Includes all actively managed discretionary portfolios of First Quadrant, L.P. (FQ), as well as assets not managed by FQ, but which are subject to actively managed FQ overlay strategies and all portfolios managed by joint venture partners using FQ investment signals.

Conflicts of Interests. First Quadrant is aware of conflicts of interest that will arise in connection with the management of this account, and as such has designed and implemented controls to mitigate and minimize these known conflicts. Every effort is made to ensure investment and trading decisions are not impacted by these known conflicts. First Quadrant considers conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services First Quadrant provides, (ii) disadvantage a client relative to other clients and (iii) create an advantage for the firm over a client, or for one client over another. First Quadrant's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part II; however, First Quadrant would like to highlight the following: First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of "subjectivity" risk that decisions made by individuals would be. First Quadrant does not share or otherwise participate in any way in the commissions paid by a client to a broker/dealer, futures commission merchant or introducing broker. First Quadrant does not engage in any activities that might divert its attention away from its investment advisory business. As a practice, First Quadrant does not take or maintain custody of any client funds or securities. First Quadrant doest not trade through any affiliated broker/dealer; therefore it may be objective in determining which broker/dealer will provide best execution. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds. The following information relates to the period ended May 31, 2008.

For managing the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds and all Other Accounts, the portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds or Other Accounts. The portfolio managers are also eligible for a cash bonus as determined by INTECH. This bonus is not based on performance or assets of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds or Other Accounts; rather it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha, Large Cap Disciplined Equity or Large Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds, INTECH's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
E. Robert Fernholz, Adrian Banner, David E. Hurley, Jason Greene and Joseph Runnels	15		$5,510,493,960	36	$13,606,708,863	353		$45,204,978,945
	1	*	$551,385,912	n/a	n/a	54	*	$10,069,993,983

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, INTECH's portfolio managers may manage Other Accounts with investment strategies similar to the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds. Fees earned by INTECH may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in Other Accounts outperforming the Large Cap Disciplined Equity, Large Cap Diversified Alpha and Large Cap Funds.

A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Disciplined Equity, Large Cap Diversified Alpha and Large Cap Funds.

INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

GSAM

Compensation. SIMC pays GSAM a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between GSAM and SIMC. GSAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2008.

GSAM's Growth Team's compensation packages for their portfolio managers are composed of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three- to seven-year period, rather than being focused on short-term gains in its strategies or short-term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the team. The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and a performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, GSAM's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Large Cap Fund, GSAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Gregory H. Ekizian, David G. Shell and Steven M. Barry	18	$9,157,900,000	1	$16,900,000	339		$17,370,900,000
	n/a	n/a	n/a	n/a	10	*	$2,112,600,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. GSAM's portfolio managers are often responsible for managing one or more funds, as well as Other Accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Large Cap Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Highland Capital

Compensation. SIMC pays Highland Capital a fee based on the assets under management of the Enhanced LIBOR Opportunities Fund as set forth in an investment sub-advisory agreement between Highland Capital and SIMC. Highland Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced LIBOR Opportunities Fund. The following information relates to the period ended May 31, 2008.

Highland Capital's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager's underlying account, the combined performance of the portfolio manager's underlying accounts, and the relative performance of the portfolio manager's underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland Capital, such as its "Option It Plan" and its "Long-Term Incentive Plan," described below.

Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of the Option It Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland Capital so as to promote the success of Highland Capital.

Long-Term Incentive Plan. The purpose of the Long-Term Incentive Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Long-Term Incentive Plan seeks to reward participating employees based on the increased value of Highland Capital through the use of Long-Term Incentive Units.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

Ownership of Fund Shares. As of the end of the Enhanced LIBOR Opportunities Fund's most recently completed fiscal year, Highland Capital's portfolio managers did not beneficially own any shares of the Enhanced LIBOR Opportunities Fund.

Other Accounts. As of May 31, 2008, in addition to the Enhanced LIBOR Opportunities Fund, Highland Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Mark Okada	9		$6,446,000,000	34		$22,528,000,000	n/a	n/a
	n/a		n/a	30	*	$21,233,000,000	n/a	n/a
Brad Borud	15		$6,969,000,000	n/a		n/a	n/a	n/a
	2	*	296,000,000	n/a		n/a	n/a	n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Performance-based advisory fees are based on pre-tax revenues for the calendar year.

Conflicts of Interests. Highland Capital has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland Capital has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland Capital furnishes advisory services to numerous clients in addition to the Enhanced LIBOR Opportunities Fund, and Highland Capital may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to Highland Capital or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Enhanced LIBOR Opportunities Fund. Although investment decisions for the Enhanced LIBOR Opportunities Fund are made independently from those of such other accounts, the investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Enhanced LIBOR Opportunities Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. In addition, Highland Capital, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale Highland Capital recommends to the Enhanced LIBOR Opportunities Fund. Actions with respect to securities of the same kind may be the same as or different from the action that Highland Capital, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, Highland Capital may refrain from rendering any advice or services concerning securities of companies of which any of Highland Capital's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which Highland Capital or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland Capital includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

Highland Capital, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Enhanced LIBOR Opportunities Fund. As a result, Highland Capital will face conflicts in the allocation of investment opportunities to the Enhanced LIBOR Opportunities Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, Highland Capital will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Enhanced LIBOR Opportunities Fund and such other clients or may involve a rotation of opportunities among the Enhanced LIBOR Opportunities Fund and such other clients.

While Highland Capital does not believe there will be frequent conflicts of interest, if any, Highland Capital and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between Highland Capital's fiduciary obligations to the Enhanced LIBOR Opportunities Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Enhanced LIBOR Opportunities Fund and such other clients. An investment opportunity that is suitable for multiple clients of Highland Capital and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Highland Capital's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Enhanced LIBOR Opportunities Fund. Not all conflicts of interest can be expected to be resolved in favor of the Enhanced LIBOR Opportunities Fund.

IIMA

Compensation. SIMC pays IIMA a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between IIMA and SIMC. IIMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2008.

IIMA's compensation structure is designed to be competitive relative to compensation levels offered elsewhere in the investment industry. The compensation structure consists of a base salary and a bonus. Generally, depending on the position, the maximum bonus achievable ranges between 30% and 100% of the base salary. The bonus depends on a mixture of achieved investment performance, qualitative (team) factors and overall business unit and company results. The responsible managing directors constantly monitor these criteria and personnel evaluations are conducted once a year. Qualitative team factors are important in the assessment, which applies to all professional categories. Bonuses are based on calendar year performance results. Remuneration is not adjusted for risk taken.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, IIMA's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2008 in addition to the Emerging Markets Debt Fund, IIMA's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gorky Urquieta	2	$487,000,000	11	$13,730,000,000	3	$1,207,000,000
Daniel Eustaquio	2	$487,000,000	11	$13,730,000,000	3	$1,207,000,000

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. IIMA's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Debt Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Emerging Markets Debt Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt Fund. IIMA does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IIMA believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IIMA's portfolio managers' day-to-day management of the Emerging Markets Debt Fund. Because of their positions with the Emerging Markets Debt Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets Debt Fund trades. It is theoretically possible that IIMA's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Debt Fund. However, IIMA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IIMA's portfolio managers' management of the Emerging Markets Debt Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that IIMA or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is IIMA's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IIMA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IIMA's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such securities might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

ING IM

Compensation. SIMC pays ING IM a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between ING IM and SIMC. ING IM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2008.

For the portfolio manager of the Core Fixed Income Fund, compensation consists of: (a) a fixed base salary; (b) a bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts he is responsible for; and (c) long-term equity awards tied to the performance of the parent company, ING Groep N.V.

The portfolio manager is also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The relevant index is the Lehman Brothers Aggregate Bond Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall scorecards are calculated on an asset-weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

A portfolio manager may participate in ING's Pension and Retirement Plans, which are available generally to all salaried employees.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, ING IM's portfolio manager did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2008, in addition to the Core Fixed Income Fund, ING IM's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
James B. Kauffmann	35	$7,393,453,741	36		$6,427,329,155	32		$10,415,126,687
(Core Fixed Income Fund)	n/a	n/a	1	*	$429,143,458	1	*	$52,052,361

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio manager's management of Other Accounts may give rise to potential conflicts of interest in connection with his management of the Core Fixed Income Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by ING IM's portfolio manager include separately managed institutional accounts, European mutual funds, collective trust funds and hedge funds. The Other Accounts might have similar investment objectives as the Core Fixed Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Core Fixed Income Fund. While the portfolio manager's management of the Other Accounts may give rise to the following potential conflicts of interest, ING IM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, ING IM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Core Fixed Income Fund. Because of his position with the Core Fixed Income Fund, the portfolio manager knows the size, timing, and possible market impact of Core Fixed Income Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the Other Accounts he manages and to the possible detriment of the Core Fixed Income Fund. However, ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio manager's management of the Core Fixed Income Fund and Other Accounts which, in theory, may allow him to allocate investment opportunities in a way that favors the Other Accounts over the Core Fixed Income Fund. This conflict of interest may be exacerbated to the extent that ING IM or the portfolio manager receives, or expects to receive, greater compensation from the management of the Other Accounts than from the Core Fixed Income Fund. Notwithstanding this potential conflict of interest, it is ING IM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio manager may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Core Fixed Income Fund, such securities might not be suitable for the Core Fixed Income Fund given its investment objectives and related restrictions.

Finally, a potential conflict of interest may arise because the investment mandates for certain Other Accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where Other Accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the Other Accounts to avoid harm to the Core Fixed Income Fund.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2008.

Integrity's compensation policy is designed to compensate employees based on their contributions to the firm and Integrity's clients. Total compensation includes base salaries and bonuses consistent with investment management industry standards. Bonuses are determined by team performance, individual performance and contribution to the firm's business objectives. Professionals are formally evaluated on an annual basis (December/January) on a variety of function-specific goals and criteria based on a combination of desired individual and firm achievements. At that time, the annual bonus is determined by the firm's Board of Managers.

In addition, all members of the investment team either have or are on track to have direct equity or "phantom stock" equivalent ownership in the firm.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Integrity's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity and Small Cap Funds, Integrity's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Daniel G.Bandi, Daniel J, DeMonica, Adam J. Friedman, Joe A. Gilbert, Mirsat Nikovic, J. Bryan Tinsley and William H. McNett)	1	$144,330,215	n/a	n/a	108		$2,182,475,360
					1	*	$38,388,850

*  Account listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Integrity's portfolio managers include registered investment company, pooled vehicles and other separately managed institutional accounts. The Other Accounts might have similar investment objectives to the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Integrity does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Integrity believes that it has designed policies and procedures to manage those conflicts in an appropriate way. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Integrity or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Integrity's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

Janus

Compensation. SIMC pays Janus a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Janus and SIMC.

Janus pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following describes the structure and method of calculating William H. Bales, Chad Meade and Brian A. Schaub's compensation as of May 31, 2008.

Portfolio Managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is composed of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash-deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

Portfolio managers may elect to defer payment of a designated percentage of fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

The following describes the structure and method of calculating Paul Berg, Eileen Hoffmann, Scott Stutzman and Philip Cody Wheaton's compensation as of May 31, 2008.

Research analysts are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Funds and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as scope of responsibility, tenure and long-term performance.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash-deferred award that is credited with income, gains, and losses based on the performance of selected Janus mutual fund investments). Variable compensation is based on pre-tax performance of the Janus mutual funds.

Research analysts are eligible for variable compensation through participation in compensation pools related to portfolio performance and various levels of team contributions to that performance. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset- weighted and/or fund-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and subjective criteria. For certain compensation pools, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.

The Funds' Lipper peer group for compensation purposes is the Lipper Small Cap Growth.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, William H. Bales, Chad Meade, Brian A. Schaub, Paul Berg, Eileen Hoffmann, Scott Stutzman and Philip Cody Wheaton did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity and Small Cap Funds, Janus' portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
William H. Bales	5	$1,518,701,547	n/a	n/a	3		$140,143,955
					1	*	$90,968,368
Chad Meade	3	$234,359,329	n/a	n/a	1	*	$90,968,368
Brian A. Schaub	3	$234,359,329	n/a	n/a	1	*	$90,968,368
Paul Berg	1	$73,874,931	n/a	n/a	1	*	$90,968,368
Eileen Hoffmann	1	$73,874,931	n/a	n/a	1	*	$90,968,368
Scott Stutzman	1	$73,874,931	n/a	n/a	1	*	$90,968,368
Philip Cody Wheaton	1	$73,874,931	n/a	n/a	1	*	$90,968,368

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Small/Mid Cap Equity and Small Cap Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Small/Mid Cap Equity or Small Cap Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Small/Mid Cap Equity or Small Cap Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Small/Mid Cap Equity or Small Cap Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2008.

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios each portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one-, three- and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, JPMIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2008, in addition to the High Yield Bond Fund, JPMIM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Cook and Thomas G. Hauser	5	$675,200,000	11	$1,501,550,000	2	$395,610,000

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the High Yield Bond Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Other Accounts than that received with respect to the High Yield Bond Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts, or the Other Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the High Yield Bond Fund invests, JPMIM could be seen as harming the performance of the High Yield Bond Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMIM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

LMIL

Compensation. SIMC pays LMIL a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between LMIL and SIMC. LMIL pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2008.

Portfolio managers at LMIL are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues and performance relative to peer groups. Partnership units will be granted, at no cost, based on the achievement of certain asset or revenue hurdles.

LMIL's incentive compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period which includes one year, three years and since inception performance. Performance is calculated on a pre-tax basis annually.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, LMIL's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity and Small Cap Funds, LMIL's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Andrew Beja & Thomas Holman (Small Cap Growth)	2	$193,764,498	n/a	n/a	4		$57,297,282
	n/a	n/a	n/a	n/a	1	*	$71,387,226
R. Todd Vingers (Small Cap Value)	4	$620,102,288	4	$69,788,122	41		$1,059,604,464
	n/a	n/a	n/a	n/a	4	*	$112,564,682
Andrew Beja & Thomas Holman (Small/Mid Cap Equity)	1	$160,687,461	n/a	n/a	n/a		n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMIL does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMIL believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that LMIL or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is LMIL's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds, given their investment objectives and related restrictions.

LMCM

Compensation. SIMC pays LMCM a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds as set forth in an investment sub-advisory agreement between LMCM and SIMC. LMCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. The following information relates to the period ended June 30, 2008.

All of LMCM's portfolio managers are paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the product's published benchmark, the portfolio manager's performance over other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the research process, the profitability of LMCM and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

Portfolio managers are also eligible to receive stock options from Legg Mason, Inc., a parent company of LMCM, based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason Inc.'s 401(k) program, and participation in other Legg Mason Inc.'s deferred compensation plans.

Ownership of Fund Shares.  As of the end of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds' most recently completed fiscal year, LMCM's portfolio manager did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha or Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2008, in addition to the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds, LMCM's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Mary Chris Gay	6		$2,321.3 million	14		$3,556.2 million	4		$768.7 million
	0	*	$0	0	*	$0	1	*	$110.7 million

*  Account listed above is subject to a performance-based advisory fee.

The performance fee is calculated annually based on the average month-end value of the account during the period: a) first year was based on the previous 12 months; b) second year was based on the previous 24 months; and c) third year and after is based on the prior 36 months. This fee is based on pre-tax revenues and the benchmark for the purpose of calculating the performance fee is the S&P 500 Index.

Conflicts of Interests. LMCM's portfolio manager's management of Other Accounts may give rise to potential conflicts of interest in connection with her management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. LMCM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, LMCM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of LMCM's portfolio manager's day-to-day management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. Because of her position with the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds, the portfolio manager knows the size, timing and possible market impact of Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Fund trades. It is theoretically possible that LMCM's portfolio manager could use this information to the advantage of Other Accounts she manages and to the possible detriment of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. However, LMCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of LMCM's portfolio manager's management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds and Other Accounts which, in theory, may allow her to allocate investment opportunities in a way that favors Other Accounts over the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. This conflict of interest may be exacerbated to the extent that LMCM or its portfolio manager receives, or expects to receive, greater compensation from the management of the Other Accounts (many of which receive a base and incentive fee) than from the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. Notwithstanding this theoretical conflict of interest, it is LMCM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LMCM's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds, such securities might not be suitable for the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds given their investment objectives and related restrictions.

LA Capital

Compensation. SIMC pays LA Capital a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between LA Capital and SIMC. LA Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2008.

LA Capital's portfolio managers are all principals of the firm. Their compensation includes salaries and distributions of profit based upon their pro-rata ownership of LA Capital.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, LA Capital portfolio managers did not beneficially own any shares of the Small Cap or Small/Mid Cap Equity Fund.

Other Accounts.  As of May 31, 2008, LA Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Thomas Stevens, Hal Reynolds and Dave Borger	14	$1,360,183,358	n/a		n/a	23		$2,379,785,580
	n/a	n/a	1	*	$440,117,742	10	*	$1,768,102,965

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. LA Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small Cap and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

A potential conflict of interest may arise as a result of LA Capital's portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that LA Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is LA Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LA Capital portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2008.

LSV's portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. As of the end of the Large Cap, Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, LSV's portfolio managers did not beneficially own any shares of the Large Cap, Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Large Cap, Small/Mid Cap Equity and Small Cap Funds, LSV's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani)	29	$8,595,510,789	31	$11,806,877,777	495		$47,825,822,694
					25	*	$3,776,500,941

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by LSV's portfolio managers include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Large Cap, Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Large Cap, Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Large Cap, Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap, Small/Mid Cap Equity and Small Cap Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap, Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Large Cap, Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Large Cap, Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Large Cap, Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2008.

Martingale's portfolio managers' compensation packages are commensurate with their past experience and current contributions to Martingale. Compensation for all investment professionals includes an annual base salary, an opportunity to earn a yearly bonus, an attractive profit-sharing retirement plan and an opportunity for partnership. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm. Compensation does not include a bonus that is linked to the performance of the Small/Mid Cap Equity and Small Cap Funds.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Martingale's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity and Small Cap Funds, Martingale's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets		Number of Accounts	Total Assets
Portfolio Management Team (Samuel Nathans, James Eysenbach and William E. Jacques)	7	$457,343,974	16		$1,020,915,624		40	$3,176,727,055
	n/a	n/a	1	*	$22,388,565	*	n/a	n/a

*  Account listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Martingale or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Martingale's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds, given their investment objectives and related restrictions.

Mazama

Compensation. SIMC pays Mazama a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Mazama and SIMC. Mazama pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2008.

Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of the portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each portfolio manager and research analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. Performance based incentive compensation includes: i) a percentage of fees received by Mazama for all accounts under management; and ii) an annual bonus representing between 5% and 8% of total compensation for any calendar year in which the performance of the related composite exceeds the benchmark return by 200 basis points or more, net of management fees. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns.

Equity-based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Mazama's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity and Small Cap Funds, Mazama's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Ronald Sauer, Gretchen Novak and Joel Rubenstein	11	$1,055,205,389	n/a	n/a	71		$4,414,428,301
	n/a	n/a	n/a	n/a	2	*	$152,458,269

*  Accounts listed above are subject to a performance based advisory fee.

Conflicts of Interest.  As every member of Mazama's Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Small/Mid Cap Equity and Small Cap Funds is based on a percentage of assets under management rather than a share of the gains. As described above, members of Mazama's Investment Team, as equity owners and option holders, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index. Despite the potential conflicts of interest of favoring those accounts, Mazama believes that its trade allocation and other compliance procedures effectively address those conflicts. No member of Mazama's Investment Team is compensated in a way that would add to these conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity and Small Cap Funds or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Small/Mid Cap Equity and Small Cap Funds or another client account, the Small/Mid Cap Equity and Small Cap Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Small/Mid Cap Equity and Small Cap Funds with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

McKinley Capital

Compensation. SIMC pays McKinley Capital a fee based on the assets under management of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2008.

Compensation to McKinley Capital's investment professionals comes in the form of a base salary, cash bonus and incentive stock options. The base salary is determined by the individual's years of experience and market rates. The cash bonus and incentive stock option awards are based solely on the discretion of McKinley Capital's President & Chief Investment Officer. There is no performance compensation for any portfolio manager with respect to any of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds.

Ownership of Fund Shares.  As of the end of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds' most recently completed fiscal year, McKinley Capital's portfolio managers did not beneficially own any shares of the Small Cap, International Equity, World Equity Ex-US or Screened World Equity Ex-US Fund.

Other Accounts. As of May 31, 2008, in addition to the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, McKinley Capital's portfolio managers were equally responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley)	5	$1,465,709,526	4	$936,960,805	83		$14,148,715,380
					2	*	$564,130,513

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap, International Equity, World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

MetWest

Compensation. SIMC pays MetWest a fee based on the assets under management of the Core Fixed Income, Long Duration and Extended Duration Funds as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Long Duration and Extended Duration Funds. The following information relates to the period ended May 31, 2008.

MetWest's compensation program for its investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. MetWest's compensation of investment professionals primarily reflects their ability to generate long-term investment success on behalf of client accounts. Portfolio managers who are partners at MetWest receive a salary plus their pro rata share of MetWest profits (if any). Portfolio Managers who are not equity owners of MetWest receive an annual salary plus the possibility of a cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MetWest's Profit Sharing/401(k) Plan. In general, MetWest's overall profitability determines the total amount of incentive compensation available to investment professionals.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the MetWest's leadership criteria.

Ownership of Fund Shares. As of the end of the Core Fixed Income, Long Duration and Extended Duration Funds' most recently completed fiscal year, MetWest's portfolio managers did not beneficially own any shares of the Core Fixed Income, Long Duration or Extended Duration Fund.

Other Accounts. As of May 31, 2008, in addition to the Core Fixed Income, Long Duration and Extended Duration Funds, MetWest's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Laird R. Landman	11		$8,847,820,000	1		$14,070,000	175		$14,908,740,000
	3	*	$344,560,000	1	*	$14,070,000	19	*	$2,449,990,000
Tad Rivelle	11		$8,899,490,000	2		$14,420,000	175		$14,908,740,000
	4	*	$509,400,000	2	*	$14,420,000	19	*	$2,449,990,000
Jamie Farnham	1		$113,170,000	2		$14,420,000	n/a		n/a
	n/a		n/a	2	*	$14,420,000	n/a		n/a
Gino Nucci	1		$113,170,000	2		$14,420,000	n/a		n/a
	n/a		n/a	2	*	$14,420,000	n/a		n/a
Stephen Kane, CFA	12		$9,012,660,000	1		$14,070,000	175		$14,908,740,000
	4	*	$509,400,000	1	*	$14,070,000	19	*	$2,449,990,000
Mitch Flack	3		$239,990,000	2		$20,040,000	n/a		n/a
	2	*	$36,150,000	2	*	$20,040,000	n/a		n/a
Bryan Whalen	2		$36,150,000	2		$20,040,000	n/a		n/a
	2		$36,150,000	2	*	$20,040,000	n/a		n/a

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. MetWest's portfolio managers could favor one account over another in allocating new investment opportunities that have limited supply, such as (by way of example but not limitation) initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than Other Accounts that did not receive an allocation of a particular initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager decides to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts for which bunching may not be possible for contractual reasons. Circumstances may also arise in which the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such clients.

A portfolio manager potentially could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MetWest receives a performance-based advisory fee from an account, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

With respect to securities transactions for the Core Fixed Income, Long Duration and Extended Duration Funds, MetWest determines which broker to use to execute each order, consistent with its duty to seek best execution. MetWest aggregates like orders where it believes doing so is beneficial to its client accounts. However, with respect to certain separate accounts, MetWest may be limited by the clients or other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MetWest may place separate, non-simultaneous transactions for the Core Fixed Income, Long Duration and Extended Duration Funds and another account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MetWest seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

MetWest has in place a Code of Ethics designed to minimize conflicts of interest between clients and its investment personnel.

Montag & Caldwell

Compensation. SIMC pays Montag & Caldwell a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Montag & Caldwell and SIMC. Montag & Caldwell pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2008.

Compensation for portfolio managers, analysts and traders, which includes salary and bonus, is determined by Montag & Caldwell's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for performance of the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee, which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. Montag & Caldwell does not employ performance-based compensation formulas. Other incentives include a 401(k) Savings & Profit Sharing Plan.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, Montag & Caldwell's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Large Cap Fund, Montag & Caldwell's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William Vogel	4	$1,000,000,000	n/a	n/a	19	$678,000,000

None of the accounts listed above is subject to performance-based advisory fees.

Conflicts of Interests. Since all of Montag & Caldwell's Large Cap Growth portfolios, including the Large Cap Fund, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the firm's handling of multiple Large Cap Growth accounts. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

NBMI

Compensation. SIMC pays NBMI a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between NBMI and SIMC. NBMI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended June 30, 2008.

A portion of the compensation paid to each portfolio manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the portfolio manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a portfolio manager receives, the aggregate fees collected on the accounts for which the portfolio manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NBMI's portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NBMI believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NBMI believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, NBMI's portfolio manager did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of June 30, 2008 in addition to the Small Cap Fund, NBMI's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Benjamin Nahum	0	$0	0	$0	31	$860,383,360

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such as case, the portfolio manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBMI and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible.

NBMI has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

NCRAM

Compensation. SIMC pays NCRAM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between NCRAM and SIMC. NCRAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2008.

NCRAM's compensation structure for portfolio managers includes salary and a discretionary bonus. The bonus is based on an individual's contribution toward the company's overall growth and success. Bonuses for portfolio managers are directly linked to annual, pre-tax account investment performance for all accounts managed by a portfolio manager and to the company's success.

NCRAM does not offer direct ownership, phantom stock or profit sharing to its employees at this time, however, it may offer such programs in the future. NCRAM's indirect parent company, Nomura Holdings, Inc., and its direct parent, Nomura Holding America Inc., sponsor equity incentive programs that are currently available to NCRAM's senior executives and portfolio managers. Robert Levine, NCRAM's Chief Investment Officer and Stephen S. Kotsen, a Managing Director and Portfolio Manager for the SEI High Yield Bond Fund participate in this program.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, NCRAM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2008, in addition to the High Yield Bond Fund, NCRAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Steven S. Kotsen	1	$448,567,630	8		$4,540,445,955	13	$2,795,048,761
Amy Yu	n/a	n/a	4		$24,038,794	n/a	n/a
	n/a	n/a	6	*	$121,063,890	n/a	n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by NCRAM's portfolio managers include pooled investment vehicles and institutional separate accounts. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, NCRAM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, NCRAM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that NCRAM or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is NCRAM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the High Yield Bond Fund, such securities might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

Oppenheimer Capital

Compensation. SIMC pays Oppenheimer Capital a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Oppenheimer Capital and SIMC. Oppenheimer Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended June 30, 2008.

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity, and a benefits package. Key investment professionals are also eligible to participate in Oppenheimer Capital's long-term incentive program. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Each portfolio manager's compensation may consist of the following elements:

Base salary.  Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm's intentions are to be competitive in light of the portfolio manager's experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan.  Each portfolio manager is eligible for an annual bonus in addition to a base salary. Annual bonus targets are set each year with consideration to the market competitiveness of each position. The bonus typically forms the majority of the individual's cash compensation and is based in part on pre-tax performance against the Small Cap Fund's relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, Oppenheimer Capital utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is typically invested in the fund(s) that the individual manages.

Participation in group retirement plans.  Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, Oppenheimer Capital's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of June 30, 2008, in addition to the Small Cap Fund, Oppenheimer Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael Corelli	2	$406.4 million	0	$0	2	$5.5 million
Eric Sartorius (co-PM on Registered Investment Companies)	2	$406.4 million

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Small Cap Fund. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Small Cap Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Small Cap Fund invests, Oppenheimer Capital could be seen as harming the performance of the Small Cap Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude the Small Cap Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Small Cap Fund's objectives.

Oppenheimer Capital and its affiliates' objectives are to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital's best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2008.

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of salary. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Employees are included in the Equity Partnership Plan offered by their parent company, Putnam Investments. Under the terms of the Plan, up to 20% of the equity in the parent company may be issued in new, non-voting shares and distributed to company professionals.

Ownership of Fund Shares. As of the end of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Small Cap, Emerging Markets Equity or Small/Mid Cap Equity Fund.

Other Accounts. As of May 31, 2008, in addition to the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Eric Sorensen, Ph.D	#	n/a	#		n/a	#		n/a
Ronald Hua, CFA	12	$1,620,039,347	26		$2,634,557,311	69		$9,330,839,867
			3	*	$252,678,511	10	*	$1,937,370,513
Sanjoy Ghosh, Ph.D.	12	$1,620,039,347	26		$2,634,557,311	69		$9,330,839,867
			3	*	$252,678,511	10	*	$1,937,370,513
George Mussalli, CFA	12	$1,620,039,347	26		$2,634,557,311	69		$9,330,839,867
			3	*	$252,678,511	10	*	$1,937,370,513
Jane Zhao, Ph.D.	7	$585,289,637	9		$466,536,866	29		$2,096,255,849
			1	*	$45,275,770
Dmitri Kantsyrev, Ph.D., CFA	5	$948,837,954	7		$2,026,810,283	25		$5,073,813,471
			2	*	$207,402,742	10	*	$1,937,370,513
Scott Baum	12	$1,620,039,347	26		$2,634,557,311	69		$9,330,839,867
			3	*	$252,678,511	10	*	$1,937,370,513
Joel Feinberg	12	$1,620,039,347	26		$2,634,557,311	69		$9,330,839,867
			3	*	$252,678,511	10	*	$1,937,370,513

#  Eric Sorensen is CEO of PanAgora and as such has oversight of the Firm's accounts.

*  Accounts listed above are subject to a performance-based advisory fee.

Performance fees are typically based on the portfolios net of asset based management fee returns and may include a performance hurdle rate. These fees are typically a measure of a period of at least 12 months and are based on pre-tax returns.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include retirement plans, separately managed accounts, as well as incubated accounts. The Other Accounts might have similar investment objectives as the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

PGI

Compensation. SIMC pays PGI a fee based on the assets under management of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between PGI and SIMC. PGI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended June 30, 2008.

PGI offers a globally competitive salary and incentive compensation plan that are evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for its investment professionals is investment performance relative to the MSCI World Ex-US Index and peer groups.

All investment staff members are eligible for incentive bonuses and broad-based stock option programs. In 2008, PGI introduced a supplemental profit sharing plan for select senior members of the investment team. This plan will provide additional long-term incentives in the form of restricted stock units tied specifically to growth and profitability of the equities group. Lastly, members of senior management, lead portfolio managers and other senior investment professionals such as research directors and senior analysts are also eligible for restricted stock grants.

The incentive compensation program is aligned with client goals and objectives. Typically, ninety percent of incentive compensation for portfolio managers and sixty percent of incentive compensation for analysts are determined directly on the basis of relative performance versus the MSCI World Ex-US Index and peer groups. Results are measured over rolling one-year, two-year, and three-year periods consistent with appropriate risk management standards. The remaining portion of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across asset classes relative to the MSCI World Ex-US Index and peers, in addition to financial results and new business development.

Ownership of Fund Shares. As of the end of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds' most recently completed fiscal year, PGI's portfolio managers did not beneficially own any shares of the International Equity, World Equity Ex-US or Screened World Equity Ex-US Fund.

Other Accounts. As of May 31, 2008, in addition to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, PGI's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Blankenhagen	2	$2,860,048,962	3	$4,124,452,745	3	$180,678,903
Juliet Cohn	2	$2,860,048,962	3	$4,124,452,745	3	$180,678,903

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. PGI's portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. PGI does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, PGI believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of PGI's portfolio managers' day-to-day management of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of International Equity, World Equity Ex-US and Screened World Equity Ex-US Fund trades. It is theoretically possible that PGI's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. However, PGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of PGI's portfolio managers' management of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that PGI or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is PGI's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while PGI's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds,

such securities might not be suitable for the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2008.

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a one-year and three-year basis relative to appropriate market peer groups and the indices against which our strategies are managed; and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of any individual account managed by QMA or the value of the assets of any individual account managed by QMA. Rather, each investment professional's incentive compensation payment, including the annual cash bonus and long-term incentive grant, is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as the individual's qualitative contributions to the organization.

QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds' most recently completed fiscal year, QMA's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund.

Other Accounts. As of May 31, 2008, in addition to the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds, QMA's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Margaret Stumpp	25	$15,338,659,457	32	$6,523,318,416	117	$21,907,809,830
Ted Lockwood	22	$14,906,710,596	29	$6,093,873,411	109	$20,116,442,541
Mitch Stern	16	$8,325,210,698	28	$6,074,112,707	58	$15,782,458,134
Peter Xu	16	$8,325,210,698	28	$6,074,112,707	57	$15,710,051,283
Devang Gambhirwala	16	$8,325,210,698	28	$6,074,112,707	58	$15,782,458,134
John Van Belle	22	$14,906,710,596	29	$6,093,873,411	108	$20,044,035,691
Betty Tong	16	$8,325,210,698	28	$6,074,112,707	57	$15,710,051,283

"Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**  Fourteen of these accounts with aggregate assets of $6,129,000,917 are subject to performance-based advisory fees.

Conflicts of Interest. QMA, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds, and as to the timing of such purchase or sale. QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds. QMA is generally able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Large Cap Disciplined Equity,

Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

With respect to the management of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for Other Accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model, including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund. The Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund may be disadvantaged where QMA initiates trading for such funds after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US or Screened World Equity Ex-US Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable, so that one client may be paying a higher fee than another client with similar investment objectives or goals. Fees paid by certain clients may also be higher if their accounts are subject to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large accounts generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to allocate investment opportunities fairly among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel, oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha, World Equity Ex-US and Screened World Equity Ex-US Funds, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

RCM

Compensation. SIMC pays RCM a fee based on the assets under management of the International Equity, Enhanced LIBOR Opportunities and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between RCM and SIMC. RCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity, Enhanced LIBOR Opportunities and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2008.

RCM's portfolio managers receive a base salary, as well as bonuses based on both the pre-tax profits of the firm and the firm's distributions to shareholders. No portfolio manager or any other member of RCM's staff is compensated on the basis of individual account performance.

Ownership of Fund Shares. As of the end of the International Equity, Enhanced LIBOR Opportunities and World Equity Ex-US Funds' most recently completed fiscal year, RCM's portfolio managers did not beneficially own any shares of the International Equity, Enhanced LIBOR Opportunities or World Equity Ex-US Fund.

Other Accounts. As of May 31, 2008, RCM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Bob Noyen	5	$1,048,049,370	9		$791,162,235	36		$21,171,976,442
	n/a	n/a	7	*	$558,253,974	2	*	$341,425,982
Dmitri Tikhonov	5	$1,048,049,370	44		$4,323,824,737	10		$4,323,824,793
	n/a	n/a	32	*	$2,719,916,804	n/a		n/a

*  Accounts listed above are subject to a performance-based advisory fee.

The overall currency investment strategy is managed collectively by the portfolio managers. The table above lists accounts by those individual portfolio managers responsible for the management of the technical relationship between RCM and the clients. In each case, the client contact portfolio manager has a back-up portfolio manager in case of absence.

Conflicts of Interest. The systematic nature of RCM's investment processes reduces the potential for conflict between the Funds and the Other Accounts managed by a portfolio manager. The liquidity of the currency market is such that potential for a conflict of interest is remote in the portfolio managers' day-to-day management of the International Equity, Enhanced LIBOR Opportunities and World Equity Ex-US Funds.

In addition, RCM has adopted policies and procedures reasonably designed to effectively eliminate such conflicts. RCM's processes ensure that it is not possible for a portfolio manager to allocate investment opportunities in a way that favors Other Accounts over the International Equity, Enhanced LIBOR Opportunities and World Equity Ex-US Funds. Further, neither the compensation that RCM or the portfolio managers receive, or expect to receive, lead them to favor their management of the Other Accounts over the International Equity, Enhanced LIBOR Opportunities and World Equity Ex-US Funds. Finally, it is RCM's policy to manage each account based on its investment objectives and related restrictions, and RCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Rexiter

Compensation. SIMC pays Rexiter a fee based on the assets under management of the Emerging Markets Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Rexiter and SIMC. Rexiter pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2008.

Rexiter aims to pay top-quartile salaries for its portfolio managers. Performance bonuses are related to the profitability of the company, which is dependant upon a number of factors, including the overall contribution to investment performance and client service. Portfolio managers are not compensated directly for the performance of a particular fund (e.g., The Emerging Markets Equity and World Equity Ex-US Funds). All emerging market accounts are effectively identical and portfolio managers will collectively participate in country asset allocation decisions and will each contribute stock ideas to the portfolio from the countries that they specifically monitor.

Additionally, portfolio managers are neither compensated directly nor indirectly for bringing in new business or for client retention.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity and World Equity Ex-US Funds' most recently completed fiscal year, Rexiter's portfolio managers did not beneficially own any shares of the Emerging Markets Equity or World Equity Ex-US Fund.

Other Accounts. As of May 31, 2008, in addition to the Emerging Markets Equity and World Equity Ex-US Funds, Rexiter's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Murray Davey	1	$181,336,000	1	$1,587,230,000	n/a		n/a
	n/a	n/a	n/a	n/a	1	*	$236,086,000
Nick Payne	2	$637,058,000	n/a	n/a	2		$338,151,000
			n/a	n/a	1	*	$34,190,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity and World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Emerging Markets Equity and World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity and World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Rexiter does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Rexiter believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Rexiter's portfolio managers' day-to-day management of the Emerging Markets Equity and World Equity Ex-US Funds. Because of their positions with the Emerging Markets Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of Emerging Markets Equity and World Equity Ex-US Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Equity and World Equity Ex-US Funds. However, Rexiter has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Emerging Markets Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Emerging Markets Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that Rexiter or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Emerging Markets Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is Rexiter's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Rexiter has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity and World Equity Ex-US Funds, such securities might not be suitable for the Emerging Markets Equity and World Equity Ex-US Funds given their investment objectives and related restrictions.

Robeco

Compensation. SIMC pays Robeco a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Robeco and SIMC. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended May 31, 2008.

All Robeco investment professionals receive a compensation package composed of an industry competitive base salary and a discretionary bonus. Key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.  Individual Contribution: a subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;

2.  Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the levels of assets;

3.  Investment Team Performance: the financial results of the investment group; and

4.  Firmwide Financial Performance: the overall financial performance of Robeco.

The discretionary bonus is based on pre-tax performance for the calendar year. The formula does take into account assets under management; 45-55% of revenues are contributed to the bonus pool for assets under management up to $100 million and 25-35% of revenues for assets under management over $100 million. The actual percentage of revenue contributed considers the Russell 2000 Value Index out-performance threshold as well as its relation to as assumed tracking error factor. Robeco offers a profit participation plan that is centered on our investment professionals and enables them to participate in Robeco's financial performance. The incentive plan provides for the issuance of restricted shares and options that represent 20% of Robeco's equity. The restricted shares and options vest over three to five years and are perpetual; when shares are redeemed, new shares will be issued. This feature links investment professionals' incentives to milti-period time frames.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, Robeco's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small Cap Fund, Robeco's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (includes sub advisory assets)
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team (Richard Schuster, Gregory Weiss, Brian Rohman, Gregory Cipolaro, Stephen Lee and Shirley Szeto)	2	$120,283,693	1	$1,227,238	3	$10,394,921

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts may include, but are not limited to, proprietary accounts, separately managed institutional and high net worth accounts, and pooled investment vehicles. The Other Accounts might have similar investment objectives as the Small Cap Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Fund.

While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Robeco does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Robeco believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Fund. Because of their positions with the Small Cap Fund, the portfolio managers know the size, timing and possible market impact of Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Fund. However, Robeco adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Fund. This conflict of interest may be exacerbated to the extent that Robeco or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small Cap Fund. Notwithstanding this theoretical conflict of interest, it is Robeco's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Robeco has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small Cap Fund, such securities might not be suitable for the Small Cap Fund given its investment objectives and related restrictions.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds.

The principal form of compensation for Security Capital's professionals is a base salary and target bonus. Base salaries are fixed for each portfolio manager and are not based on the value of the assets held in the Small/Mid Cap Equity and Small Cap Funds. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., which vests over a two-year period or (b) in self directed parent company mutual funds which vests over a three-year period, depending on the investment election of the professional. Actual bonus paid is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager.

Ownership of Fund Shares. As of the end of Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Security Capital's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity and Small Cap Funds, Security Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Anthony R. Manno Jr.	4	$1,700,000,000	1	$900,000,000	530		$1,800,000,000
	n/a	n/a	n/a	n/a	3	*	$300,000,000
Kenneth D. Statz	4	$1,700,000,000	1	$900,000,000	520		$1,800,000,000
	n/a	n/a	n/a	n/a	3	*	$300,000,000
Kevin W. Bedell	4	$1,700,000,000	1	$900,000,000	529		$1,800,000,000
	n/a	n/a	n/a	n/a	3	*	$300,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

Smith Breeden

Compensation. SIMC pays Smith Breeden a fee based on the assets under management of the International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2008.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, which takes into consideration the following factors for portfolio managers: risk-adjusted performance over one, three, and five years for all accounts managed by the portfolio manager, account strategy, innovative and profitable transaction ideas, client service and operational efficiency.

Annual compensation packages are a combination of base salary, cash bonuses, and restricted equity grants. Cash bonuses are used to reward outstanding individual performance. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership positions rise over time, making dividend payments a more important component of compensation.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed (e.g., there is no compensation formula based on the International Equity and World Equity Ex-US Funds' pre- or after-tax performance, or based on the International Equity and World Equity Ex-US Funds' assets). In addition, there are no differences between the method of determining compensation with respect to the International Equity and World Equity Ex-US Funds and any Other Accounts.

Performance-based fees ("PBFs") are achieved when an account realizes an appreciation in its net asset value or an account's return exceeds a benchmark return. A PBF is calculated as a percentage of this outperformance and the performance measurement period is generally quarterly or annually. In some circumstances, when the outperformance is negative during the measurement period, the loss is carried forward into the next measurement period.

The PBF calculation for clients in "other accounts" is described in their respective confidential contractual agreements. At the end of each measurement period, Smith Breeden calculates the PBF, if any, in accordance with these agreements.

Ownership of Fund Shares. As of the International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Smith Breeden's portfolio managers did not beneficially own any shares of the International Equity or World Equity Ex-US Fund.

Other Accounts. As of May 31, 2008, in addition to the International Equity and World Equity Ex-US Funds, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts[1]	Total Assets (millions)	Number of Accounts		Total Assets (millions)	Number of Accounts		Total Assets (millions)
Dan Dektar	2	$441	2		$871	5		$1,096
	n/a	n/a	2	*	$871	5	*	$1,096
Tim Cunneen	4	$637	2		$5,988	5		$3,682
	n/a	n/a	n/a		n/a	3	*	$1,224

*  Accounts listed above are subject to a performance-based advisory fee.

1  Accounts include only those portfolios where the portfolio manager is the primary portfolio manager. Portfolio managers also assist other primary portfolio managers with additional accounts in a secondary role where needed.

Conflicts of Interests. Smith Breeden's compliance policies and procedures are designed to identify and monitor potential conflicts of interest and to appropriately manage any conflicts of interest as they arise.

Smith Breeden has developed a compliance program that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the 1940 Act and generally requires both Smith Breeden and its employees to deal with all clients in a fair and equitable manner.

Smith Breeden's Trade Allocation Policy is designed to ensure that no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities and, to the extent practicable, that investment opportunities are allocated among clients over a period of time on a fair and equitable basis.

Smith Breeden's Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, non-public information. In connection with the provisions of the company's Code of Ethics, employees of Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time.

Smith Breeden has adopted a Proxy Voting Policy that provides procedures and guidelines for proxy voting.

Smith Breeden's portfolio managers typically manage more than one portfolio. The portfolios may be separate accounts or commingled funds and some have performance-based fees. The side-by-side management of accounts with different fee structures or performance-based fees may raise potential conflicts with respect to the allocation of investment opportunities and the aggregation of trades.

On occasion, Smith Breeden, its principals, or employees may purchase or sell for their own accounts securities also invested in by clients or recommended to clients. Smith Breeden's Code of Ethics governs conflicts of interest that such individuals may have with client securities holdings and transactions.

Smith Breeden has no affiliated companies or parent organizations. It does not take part in brokerage activities or investment banking activities. As far as Smith Breeden is aware, there are no existing or prior arrangements or relationships with any person or group affiliated with SEI.

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Large Cap Index Fund as set forth in an investment sub-advisory agreement between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Index Fund. The following information relates to the period ended May 31, 2008.

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentives (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Ownership of Fund Shares. As of the end of the Large Cap Index Fund's most recently completed fiscal year, SSgA FM's portfolio managers did not beneficially own any shares of the Large Cap Index Fund.

Other Accounts. The Large Cap Index Fund is managed by the Global Structured Products Group. Portfolio managers Shelli Edgar and Kari Schneider have day-to-day management responsibility of the

Large Cap Index Fund. As of May 31, 2008, in addition to the Large Cap Index Fund, the Global Structured Products Group was responsible for the management of certain Other Accounts, as follows:

	Registered Investment Company Accounts		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Shelli Edgar Karl Schneider	66	$43,560,000,000	284	$356,430,000,000	241	$236,580,000,000

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Large Cap Index Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from that of the Large Cap Index Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by a portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Large Cap Index Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for a portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when a portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for a portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The potential conflicts described are applicable to SSgA/SSgA FM, as the portfolio managers manage several accounts with similar guidelines and differing fee schedules.

Stone Harbor

Compensation. SIMC pays Stone Harbor a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Stone Harbor and SIMC. Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2008.

Stone Harbor's portfolio managers are compensated on investment performance versus the J.P. Morgan Emerging Markets Bond Index Global as measured on a one-, three- and five-year horizon equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. The overall compensation structure for all Stone Harbor employees is based on three components: base salary, discretionary performance-based bonus, and profit participation based on relative equity share.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, Stone Harbor's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2008, Stone Harbor's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager*	Number of Accounts	Total Assets	Number of Accounts		Total Assets		Number of Accounts		Total Assets
Peter J. Wilby, CFA	3	$512,624,740	12		$2,879,431,978		43		$8,881,092,307
	n/a	n/a	1	**	$87,146,303	***	2	**	$476,023,365
Pablo Cisilino	2	$405,813,616	6	****	$2,060,598,570		26		$5,558,049,579
	n/a	n/a					2	**	$476,023,365
James E. Craige, CFA	2	$405,813,616	6	****	$2,060,598,570		26		$5,558,049,579
	n/a	n/a					2	**	$476,023,365
Thomas Flanagan, CFA	2	$405,813,616	6	****	$2,060,598,570		26		$5,558,049,579
	n/a	n/a					2	**	$476,023,365

*  David Oliver did not serve as portfolio manager for the Emerging Markets Debt Fund's most recently completed fiscal year.

**  Accounts listed above are subject to a performance-based advisory fee.

***  This amount represents the market value of one account within two Pooled Investment Vehicles.

****  A portion of one account is invested in one of the pooled investment vehicle accounts, and is subject to a performance-based advisory fee. The market value of this portion is $41,448,288.

Performance-based advisory fees are computed annually and are calculated on pre-tax revenue.

Conflicts of Interests. There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance polices and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs.

Potential conflicts of interest may arise because an Emerging Markets Debt Fund's portfolio manager has day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures, which are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Emerging Markets Debt Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds as set forth in the Sub-Advisory

Agreements between Wellington Management and SIMC on behalf of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds. The following information relates to the fiscal year ended May 31, 2008.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Funds' managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Portfolio Managers") includes a base salary and incentive components. The base salary for each Portfolio Manager, who are partners of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Mr. Rome's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell 2000 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by Mr. Rome, including accounts with performance fees. The incentive paid to Mr. Smith is based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures to other accounts managed by Mr. Smith, including accounts with performance fees. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Rome and Smith are partners of the firm.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds' most recently completed fiscal year, Wellington Management's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity, Small Cap or Enhanced LIBOR Opportunities Fund.

Other Accounts. As of May 31, 2008, in addition to the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Jamie Rome (Small/Mid Cap Equity)	5	$597,469,137	11	$1,270,153,452	19		$2,844,868,344
	n/a	n/a	n/a	n/a	1	*	$353,980
Jamie Rome (Small Cap)	5	$635,596,172	11	$1,270,153,452	19		$2,844,868,344
	n/a	n/a	n/a	n/a	1	*	$353,980
Timothy E. Smith	8	$2,374,539,101	4	$8,070,458,084	42		$8,843,673,792
	n/a	n/a	n/a	n/a	n/a		n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. Each Fund's portfolio manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds. The portfolio managers make investment decisions for each account, including the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds.

A portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds, or make investment decisions that are similar to those made for the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds, both of which have the potential to adversely impact the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a portfolio manager may purchase the same security for the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Small/Mid Cap Equity, Small Cap and Enhanced LIBOR Opportunities Funds. Because incentive payments paid by Wellington Management to the portfolio managers are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with Other Accounts managed by a given portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or Other Accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain Other Accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Wells Capital

Compensation. SIMC pays Wells Capital a fee based on the assets under management of the Small/Mid Cap Equity and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Wells Capital and SIMC. Wells Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Core Fixed Income Funds. The following information relates to the period ended June 30, 2008.

The compensation structure for Wells Capital's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectus.

Ownership of Fund Shares.  As of the end of the Small/Mid Cap Equity and Core Fixed Income Funds' most recently completed fiscal year, Wells Capital's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Core Fixed Income Fund.

Other Accounts. As of May 31, 2008, in addition to the Core Fixed Income Fund, Wells Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
William Stevens	7	$3.5 billion	2	$1.4 billion	40		$10.1 billion
					2	*	$2.6 billion
Tom O'Connor	6	$3.2 billion	2	$1.4 billion	34		$10.1 billion
					2	*	$2.6 billion
Lynne Royer	5	$2.7 billion	2	$1.4 billion	35		$10.1 billion
					2	*	$2.6 billion
Troy Ludgood	8	$2.7 billion	2	$1.4 billion	33		$10.1 billion
					2	*	$2.6 billion

*  Accounts listed above are subject to a performance-based advisory fee.

As of June 30, 2008, in addition to the Small/Mid Cap Equity Fund, Wells Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Stuart O. Roberts	5	$1,104 million	2	$67 million	16		$1,313 million
					3	*	$2,484 million
Jerome C. Philpott	5	$1,104 million	2	$67 million	14		$1,313 million
					3	*	$2,484 million

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Wells Capital's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2008.

Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2008, in addition to the Core Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
S. Kenneth Leech	115	$124,543,700,300	322	$224,750,873,306	1025		$284,519,431,083
	n/a	n/a	n/a	n/a	88	*	$27,672,392,614
Stephen A. Walsh	115	$124,543,700,300	322	$224,750,873,306	1025		$284,519,431,083
	n/a	n/a	n/a	n/a	88		$27,672,392,614
Edward A. Moody	3	$751,174,602	1	$51,324,980	89		$16,294,361,015
	n/a	n/a	n/a	n/a	8	*	$2,343,789,086
Carl L. Eichstaedt	13	$3,644,203,037	6	$1,775,397,677	94		$19,317,698,077
	n/a	n/a	n/a	n/a	3	*	$1,058,004,215
Mark S. Lindbloom	5	$2,765,680,382	3	$222,670,523	30		$7,371,519,505
	n/a	n/a	n/a	n/a	4	*	$1,318,049,380
Michael C. Buchanan	19	$9,358,842,718	9	$6,050,071,306	18		$1,943,806,578
	n/a	n/a	n/a	n/a	n/a		n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interests. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Accounts involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2008.

Western Asset Limited's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset Limited, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset Limited, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset Limited business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset Limited's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2008, in addition to the Core Fixed Income Fund, Western Asset Limited's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
S. Kenneth Leech	115	$124,543,700,300	322	$224,750,873,306	1025		$284,519,431,083
	n/a	n/a	n/a	n/a	88	*	$27,672,392,614
Stephen A. Walsh	115	$124,543,700,300	322	$224,750,873,306	1025		$284,519,431,083
	n/a	n/a	n/a	n/a	88	*	$27,672,392,614
Detlev S. Schlichter	2	$234,613,948	29	$4,527,612,345	67		$25,600,532,572
	n/a	n/a	n/a	n/a	19	*	$7,089,260,116

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Accounts involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset Limited has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset Limited allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices in Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its past profits or other available resources, and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firms' personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder servicing fees paid to a financial institution in accordance with the Funds' Shareholder Services Plan or Administrative Services Plan.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or its representatives to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although a Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund's portfolio, the Fund, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP (the "Fund Complex"), which currently consists of 80 funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, other directorships held and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. There is no stated term of office for the Trustees of the Trust, however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75, provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the trusts, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1995)—SEI employee, 1974-present. Mr. Nesher currently manages SEI's proprietary investment advisory and mutual fund business and SEI's third-party fund administration business. President and Chief Executive Officer of the Trust, December 2005-present. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee** (since 1995)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

*  Mr. Nesher is a Trustee deemed to be an "interested" person of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

**  Mr. Doran is a Trustee deemed to be an "interested" person of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI and the Distributor.

Independent Trustees.

JAMES M. STOREY (DOB 04/12/31)—Trustee (since 1995)—Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee/Director of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 1999)—Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd. (private management consulting firm), from 1999 to 2002. Director, Sunoco, Inc. and Exelon Corporation; Trustee/Director of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Trustee/Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2008)—Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc. (retirement plan provider), 1997-December 2005. Chief Executive Officer, INVESCO North America (investment management firm), September 2003-December 2005. Director, Colonial BancGroup, Inc. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. Trustee/Director of SEI Daily Income Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditors and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditors to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditors and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditors that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Storey, Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 100 times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. Messrs. Storey, Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Governance Committee. The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person. The Committee met 8 times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	Over $100,000 (Large Cap Diversified Alpha Fund) Over $100,000 (Small Cap Fund) Over $100,000 (International Equity Fund)	Over $100,000

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Independent
Mr. Storey	None	None
Mr. Sullivan	None	Over $100,000
Ms. Greco	None	Over $100,000
Ms. Lesavoy	None	None
Mr. Williams	None	None
Mr. Johnson	None	None
Mr. Harris	None	None

*  Valuation date is December 31, 2007.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0
Independent
Mr. Gooch*	$23,543	N/A	N/A	$92,000
Mr. Storey	$35,605	N/A	N/A	$188,502
Mr. Sullivan	$35,605	N/A	N/A	$188,502
Ms. Greco	$35,605	N/A	N/A	$188,502
Ms. Lesavoy	$35,605	N/A	N/A	$188,502
Mr. Williams	$35,605	N/A	N/A	$188,502
Mr. Johnson	$35,605	N/A	N/A	$188,502
Mr. Harris**	$0	N/A	N/A	$0

*  Mr. Gooch retired as of December 5, 2007.

**  Mr. Harris was appointed a Trustee as of June 26, 2008 and did not serve as a Trustee for the Trust's most recently completed fiscal year.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.

STEPHEN F. PANNER (DOB 06/08/70)—Controller and Chief Financial Officer (since 2005)—Fund Accounting Director of the Administrator, 2005-present. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2004. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

JOHN J. MCCUE (DOB 04/20/63)—Vice President (since 2004)—Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to present.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Director of Investment Product Management and Development of SIMC, February 2003-March 2006. Senior Investment Analyst—Equity Team of SIMC, March 2000-February 2003.

JAMES NDIAYE (DOB 09/11/68)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003.

MICHAEL T. PANG (DOB 07/08/72)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Attorney, SEI Investments, since July 2007. Associate, Stark & Stark (law firm), March 2004-July 2007. Associate, Flaster/Greenberg, P.C. (law firm), January 2000-February 2004.

ANDREW S. DECKER (DOB 08/22/63)—Anti-Money Laundering Compliance Officer (since 2008)— Compliance Officer and Product Manager, SEI Investments, since 2005. Vice President, Old Mutual Capital, 2000-2005.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2008, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the fund securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, SIMC, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Post-October losses represent losses realized on investment transactions from November 1 through May 31 of the following calendar year that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For more information about the amount of capital loss carryforwards for the fiscal year ended May 31, 2008, please refer to the annual report.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Absent further legislation, the reduced maximum rate to individuals will cease to apply to tax years beginning after December 31, 2010. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

As noted above, absent further legislation, the reduced tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations) and distributions to individual shareholders should qualify as qualified dividend income (subject to certain limitations). The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

A Fund's transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes discussed above. Accordingly in order to avoid certain income and excise taxes the Fund may be required to liquidate Fund investments at a time when the investment advisor might not otherwise have chosen to do so.

The treatment of credit default swaps for federal income tax purposes is subject to significant uncertainty. On July 19, 2004, the Treasury Department and the IRS issued Notice 2004-52, requesting information regarding credit default swaps in order to issue guidance on the proper tax treatment of credit default swaps. To date, no such guidance has been issued. The Notice indicates that various possible tax treatments are being considered for credit default swaps, including treatment as a contingent option, a notional principal contract, a financial guarantee or standby letter of credit, or an insurance contract. The amount, timing and character of items of income and loss arising from credit default swaps may be affected by the tax treatment found to be applicable to credit default swaps.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

With respect to investments in STRIPs, TRs, TIGRs, LYONs, CATs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when SIMC would not have chosen to sell such securities and which may result in taxable gain or loss.

A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

If you are not a citizen or permanent resident of the United States, a Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The exemptions relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds may be eligible to make the election.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

FUND PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the advisers will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fund securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the advisers under the Investment Advisory Agreements. Any advisory, sub-advisory, or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases, the advisers receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, an adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while an adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, an adviser faces a potential conflict of interest, but an adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The advisers, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Program; provided that, the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Prospectus, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds' brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2006, 2007 and 2008, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)					Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2006		2007		2008	2006	2007		2008	2008	2008
Large Cap Fund	$1,213		$543		$424	$0	$4		$36	8%	0%
Large Cap Diversified Alpha Fund	$55	***	$410		$711	$0	$0		$7	1%	0%
Large Cap Disciplined Equity Fund	$2,537		$4,648		$6,686	$0	$0		$0	0%	0%
Large Cap Index Fund	$41		$27		$15	$0	$0		$0	0%	0%
Small Cap Fund	$5,635		$4,873		$5,307	$1,602	$55		$384	7%	0%
Small/Mid Cap Equity Fund	$3,411		$3,453		$5,325	$1,144	$8		$540	10%	0%
International Equity Fund	$2,718		$2,542		$1,793	$983	$0		$201	11%	0%
World Equity Ex-US Fund	$1,103		$2,454		$3,679	$31	$22		$234	6%	0%
Screened World Equity Ex-US Fund	*		*		*	*	*		*	*	*
Emerging Markets Equity Fund	*		*		*	*	*		*	*	*
Global Equity Fund	*		*		*	*	*		*	*	*
Global Managed Volatility Fund	*		*		*	*	*		*	*	*
Enhanced LIBOR Opportunities Fund	*		$3	****	$8	*	$0		$0	0%	0%
Core Fixed Income Fund	$222		$437		$575	$0	$0		$0	0%	0%
High Yield Bond Fund	$3	**	$6		$4	$0	$0		$0	0%	0%
Long Duration Fund	$0		$1		$1	$0	$0		$0	0%	0%
Extended Duration Fund	$0		$2		$7	$0	$0		$0	0%	0%
Emerging Markets Debt Fund	$0	**	$1		$1	$0	$0		$0	0%	0%
Real Return Plus Fund	*		$10	****	$21	*	$0	****	$0	0%	0%

*  Not in operation during such period.

**  Commenced operations on December 5, 2005.

***  Commenced operations on February 28, 2006.

****  Commenced operations on December 15, 2006.

The portfolio turnover rate for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small Cap Fund, Small/Mid Cap Equity Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Managed Volatility Fund, Enhanced LIBOR Opportunities Fund, Core Fixed

Income Fund, High Yield Bond Fund, Long Duration Fund, Extended Duration Fund, Emerging Markets Debt Fund and Real Return Plus Fund for the fiscal years ended May 31, 2007 and 2008 was as follows:

	Turnover Rate
Fund	2007	2008
Large Cap Fund	47%	57%
Large Cap Diversified Alpha Fund	132%	77%
Large Cap Disciplined Equity Fund	135%	111%
Large Cap Index Fund	10%	14%
Small Cap Fund	92%	99%
Small/Mid Cap Equity Fund	104%	95%
International Equity Fund	153%	145%
World Equity Ex-US Fund	154%	153%
Screened World Equity Ex-US Fund	*	*
Emerging Markets Equity Fund	*	*
Global Equity Fund	*	*
Global Managed Volatility Fund	*	*
Enhanced LIBOR Opportunities Fund	53%	25%
Core Fixed Income Fund	428%	432%
High Yield Bond Fund	98%	59%
Long Duration Fund	97%	58%
Extended Duration Fund	123%	41%
Emerging Markets Debt Fund	89%	66%
Real Return Plus Fund	18%	47%

*  Not in operation during such period.

For the Large Cap Diversified Alpha, Large Cap Diversified Equity, Enhanced LIBOR Opportunities, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds, turnover increased or decreased in the fiscal year 2008 as compared with the fiscal year 2007 due to the impact of cash flows in and out of the Funds and by changes in the composition of the Funds' investment strategies.

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2008:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	JP Morgan Chase Bank Goldman, Sachs & Co. Morgan Stanley & Co., Inc. Merrill Lynch Lehman Brothers Inc.	Equity Equity Equity Equity Equity	$3,612 $1,194 $917 $605 $180

Large Cap Diversified Alpha Fund	JP Morgan Chase Bank Bank of America Goldman, Sachs & Co. Citigroup Morgan Stanley & Co., Inc. Lehman Brothers Inc. Legg Mason Jefferies & Co.	Equity Equity Equity Equity Equity Equity Equity Equity	$4,445 $2,680 $1,993 $1,900 $372 $52 $38 $31

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Disciplined Equity Fund	Morgan Stanley & Co., Inc. JP Morgan Chase Bank Bank of America Citigroup Goldman, Sachs & Co. Merrill Lynch Legg Mason Lehman Brothers Inc.	Debt Equity Equity Equity Equity Equity Equity Equity	$25,070 $108,599 $91,755 $68,964 $30,343 $6,864 $6,032 $2,253

Large Cap Index Fund	Bank of America JP Morgan Chase Bank Citigroup Goldman, Sachs & Co. Morgan Stanley & Co., Inc. Merrill Lynch Lehman Brothers Inc. Legg Mason Jefferies & Co.	Equity Equity Equity Equity Equity Equity Equity Equity Equity	$4,086 $3,978 $3,087 $1,970 $1,325 $1,166 $530 $193 $58

Small/Mid Cap Equity Fund	Jefferies & Co. Legg Mason	Equity Equity	$2,574 $960

International Equity Fund	Lehman Brothers Inc.
Nomura Securities
Merrill Lynch
Goldman, Sachs & Co.
Deutsche Bank
Bank of America
Morgan Stanley & Co., Inc.
Credit Suisse First Boston
Deutsche Bank
Credit Suisse First Boston
Nomura Securities
	UBS Paine Webber	Debt Debt Debt Debt Debt Debt Debt Debt Equity Equity Equity Equity	$2,616 $1,650 $1,332 $1,099 $648 $534 $483 $162 $6,035 $5,338 $2,292 $1,064

World Equity Ex-US Fund	JP Morgan Chase Bank
Goldman, Sachs & Co.
Morgan Stanley & Co., Inc.
Credit Suisse First Boston
Citigroup
Lehman Brothers Inc.
Nomura Securities
UBS Paine Webber
Merrill Lynch
Deutsche Bank
Credit Suisse First Boston
Nomura Securities
Bank of America
	UBS Paine Webber	Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt Equity Equity Equity Equity	$10,258 $6,282 $5,022 $3,356 $3,133 $3,099 $2,153 $1,737 $1,509 $648 $6,827 $4,221 $976 $90

Fund	Name of Issuer	Type of Security	Amount (000)
Enhanced LIBOR Opportunities Fund	UBS Paine Webber Merrill Lynch Bank of America JP Morgan Chase Bank Morgan Stanley & Co., Inc. Goldman, Sachs & Co. Citigroup Lehman Brothers Inc. Credit Suisse First Boston	Debt Debt Debt Debt Debt Debt Debt Debt Debt	$3,301 $1,952 $1,721 $1,279 $1,194 $905 $571 $482 $479

Core Fixed Income Fund	JP Morgan Chase Bank
Credit Suisse First Boston
Bank of America
Lehman Brothers Inc.
Morgan Stanley & Co., Inc.
Goldman, Sachs & Co.
Merrill Lynch
HSBC Securities Inc.
Deutsche Bank
UBS Paine Webber
Merrill Lynch
	Nomura Securities	Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt	$144,898 $99,557 $76,081 $72,744 $58,037 $33,851 $32,396 $20,777 $4,089 $3,118 $1,010 $174

Long Duration Fund	JP Morgan Chase Bank Citigroup Lehman Brothers Inc. Bank of America Merrill Lynch Morgan Stanley & Co., Inc. Deutsche Bank	Debt Debt Debt Debt Debt Debt Debt	$4,354 $2,642 $1,903 $1,498 $1,078 $1,075 $497

Extended Duration Fund	Citigroup JP Morgan Chase Bank Merrill Lynch Bank of America Lehman Brothers Inc. Morgan Stanley & Co., Inc. Nomura Securities Deutsche Bank	Debt Debt Debt Debt Debt Debt Debt Debt	$29,668 $23,864 $13,472 $11,808 $7,544 $5,898 $4,738 $2,231

Emerging Markets Debt Fund	Citigroup Credit Suisse First Boston UBS Paine Webber Deutsche Bank	Debt Debt Debt Debt	$2,506 $1,751 $689 $183

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end (the "Disclosure Date"), a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Subsequently, a list of all portfolio holdings in each Fund shall be made available on the Portfolio Holdings Website on the first day of the month following the Disclosure Date. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holding by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or this Statement of Additional Information states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of Tuesday, September 9, 2008, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund
Large Cap Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	13,517,529.028	66.41%
Wells Fargo Bank NA FBO BMIC – SEI PO Box 1533 Minneapolis, MN 55480-1533	1,826,687.893	8.97%
Bank Of America NC FBO Town of Groton Pennsion Plan PO Box 831575 Dallas, TX 75283-1575	1,715,540.900	8.43%
NFS LLC FEBO US Bank National Association PO Box 1787 Attn: Mutual Funds Milwaukee, WI 53201-1787	1,502,593.702	7.38%
Large Cap Diversified Alpha Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	35,455,258.677	59.88%
NFS LLC FEBO FMTC As TTEE for Duke Energy Duke Retirement Fund 2020 1 Spartan Way Merrimack, NH 03054-4300	4,893,068.204	8.26%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	4,008,359.946	6.77%

Name and Address	Number of Shares	Percent of Fund
NFS LLC FEBO FMTC As TTEE for Duke Energy Duke Retirement Fund 2015 1 Spartan Way Merrimack, NH 03054-4300	3,515,775.000	5.94%
NFS LLC FEBO FMTC Retirement for Duke Energy Duke Retirement Fund 2025 1 Spartan Way Merrimack, NH 03054-4300	3,382,864.505	5.71%
Large Cap Disciplined Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	419,422,211.170	56.94%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan 3 Chase Metro Tech Center 6th Flr. Brooklyn, NY 11245-0001	43,822,132.341	5.95%
Large Cap Index Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	2,437,515.867	76.08%
The Northern Trust Co. as TTEE FBO Nalco Profit Sharing Plan-DV PO Box 92994 Chicago, IL 60675-0001	477,409.865	14.90%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	185,504.411	5.79%
Small Cap Fund: Class A
JP Morgan Chase as Trustee SBC Master Pension Trust SEI Investments 3 Metro Tech Center, 6th Floor Brooklyn, NY 11245-0001	48,650,080.846	35.81%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	25,698,008.376	18.92%

Name and Address	Number of Shares	Percent of Fund
JP Morgan Chase TTEE Deloitte & Touche Pension Plan 3 Chase Metro Tech Center, 6th Floor Brooklyn, NY 11245-0001	10,139,166.627	7.46%
Northern Trust Custodian FBO North Dakota Pension PO Box 92956 Chicago, IL 60675-0001	9,117,090.348	6.71%
Small/Mid Cap Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	96,363,087.537	48.44%
Board of Pensions Evangelical Lutheran Church in America 800 Marquette Ave. Minneapolis, MN 55402-2812	12,966,751.744	6.52%
International Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	82,096,521.225	61.82%
JP Morgan Chase TTEE Deloitte& Touche Pension Plan 3 Chase Metro Tech Center, 6th Floor Brooklyn, NY 11245-0001	19,522,381.201	14.70%
Citibank NA TTEE For Moore Wallace North America Inc. Master RTM Trust 111 Wall Street New York, NY 10043-1000	7,558,365.446	5.69%
World Equity Ex-US Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	122,744,757.855	53.35%
SEI World Equity Ex-US Fund 70 York St. Suite 1600	13,539,870.112	5.89%

Name and Address	Number of Shares	Percent of Fund
Screened World Equity Ex-US Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	6,635,325.570	79.39%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	968,136.412	11.58%
Matrix Settlement and Clearing FBO SEI-Jewish Federation of Greater Seattle PO Box 3385 Cincinnati, OH 45263-0001	748,587.366	8.96%
Enhanced LIBOR Opportunities Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	20,349,820.499	79.46%
The Northern Trust Company FBO Fax Valley & Vicinity Laborers Plan 801 S. Coral PO Box 92956 Chicago, IL 60675-0001	2,474,442.579	9.66%
Core Fixed Income Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	350,656,833.889	57.22%
High Yield Bond Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	90,998,592.523	57.08%
Bank of New York One Wall Street, 12th Floor New York, NY 10286-0001	9,012,320.607	5.65%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan 3 Chase Metro Tech Center, 6th Floor Brooklyn, NY 11245-0001	8,696,431.605	5.45%

Name and Address	Number of Shares	Percent of Fund
Long Duration Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	12,795,529.647	93.03%
The Northern Trust Company Special Assets C1-S PO Box 92956 Chicago, IL 60675-0001	958,776.254	6.97%
Extended Duration Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	88,575,206.405	81.93%
Northern Trust Company Trustee FBO Tyco Health Group 801 S. Canal Street Chicago, IL 60607-4715	6,307,468.420	5.83%
Emerging Markets Debt Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	62,019,621.435	58.09%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan 3 Chase Metro Tech Center, 6th Floor Brooklyn, NY 11245-0001	6,335,939.221	5.93%
Real Return Plus Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	30,212,255.308	96.59%

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity, Global Managed Volatility, Emerging Markets Debt and Real Return Plus Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights for the year ended May 31, 2006, 2007 and 2008 included in the Prospectus have been audited by KPMG LLP, an independent registered public accounting firm located at 1601 Market Street, Philadelphia, Pennsylvania 19103, as indicated by their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The Financial Highlights for the years ended May 31, 2004 and 2005 included in the Prospectus have been audited by the Trust's previous auditors.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A—DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S RATING DEFINITIONS

LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2) The obligation's nature and provisions.

(3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, as implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB  Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B  Debt rated "B" has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC  Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC  The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C  The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D  Debt is rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr  The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L  The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA", its subordinated or junior debt is rated "AAA" or "AA+". If an issuer's actual or implied senior debt rating is lower than "AAA" but higher than "BB+", its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is "A", subordinated debt normally would be rated "A-". If an issuer's actual or implied senior debt rating is "BB+" or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

Investment and Speculative Grades

The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA", "AA", "A", "BBB", generally are recognized as being investment grade. Debt rated "BB" or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

Ratings continue as a factor in many regulations, both in the U.S. and abroad, notably in Japan. For example, the SEC requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

FITCH'S RATINGS DEFINITIONS

LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

MOODY'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

SEI INSTITUTIONAL INVESTMENTS TRUST

PART C. OTHER INFORMATION

Item 23.  Exhibits:

(a)  Registrant's Declaration of Trust, dated March 1, 1995, is herein incorporated by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

(b)  Amended By-Laws, dated June 17, 2004, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation") as previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 033-58041), filed with the SEC on June 7, 1996 is herein incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(2)  Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 23, 2004.

(d)(3)  Amended Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(4)  Amended Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(d)(5)  Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap and Small Cap Funds as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 033-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(k) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(6)  Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 033-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(7)  Schedule B dated January 1, 1997 to the Investment Sub-Advisory Agreement dated June 14, 1996 between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Value Funds is herein incorporated by reference to Exhibit (5)(ee) of Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 29, 1997.

(d)(8)  Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on July 16, 1999.

(d)(9)  Investment Sub-Advisory Agreement dated September 22, 1999 between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2001.

(d)(10)  Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 28, 1999.

(d)(11)  Investment Sub-Advisory Agreement dated September 18, 2000 between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(12)  Investment Sub-Advisory Agreement dated September 18, 2000 between SIMC and McKinley Capital Management Inc. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2000.

(d)(13)  Investment Sub-Advisory Agreement dated October 2, 2000 between SIMC and Sanford C. Bernstein & Co., LLC, as revised October 2, 2000, with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2001.

(d)(14)  Investment Sub-Advisory Agreement dated April 1, 2008 between SIMC and Montag & Caldwell, Inc. with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(15)  Investment Sub-Advisory Agreement dated March 14, 2002 between SIMC and Wellington Management Company, LLP with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 29, 2002.

(d)(16)  Investment Sub-Advisory Agreement dated December 13, 1999 between SIMC and Mazama Capital Management, Inc. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(d)(17)  Investment Sub-Advisory Agreement dated June 26, 2002 between SIMC and Metropolitan West Asset Management LLC with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(d)(18)  Investment Sub-Advisory Agreement dated December 9, 2002 between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on May 16, 2003.

(d)(19)  Investment Sub-Advisory Agreement dated December 9, 2002 between SIMC and Martingale Asset Management with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on May 16, 2003.

(d)(20)  Investment Sub-Advisory Agreement dated January 24, 2003 between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on May 16, 2003.

(d)(21)  Investment Sub-Advisory Agreement dated June 26, 2002 between SIMC and McKinley Capital Management, Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on May 16, 2003.

(d)(22)  Investment Sub-Advisory Agreement dated June 22, 1999 between SIMC and AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P.) with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on May 16, 2003.

(d)(23)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(24)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap and Large Cap Diversified Alpha Fund are herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 23 to Registrant's Registration Statement (File Nos. 033-58041 and 811-07257), filed with the SEC on October 28, 2005.

(d)(25)  Investment Sub-Advisory Agreement dated August 28, 2003 between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(26)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap and Large Cap Diversified Alpha Funds are herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(27)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and Analytic Investors, LLC (f/k/a Analytic Investors, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(28)  Amended Schedules A and B dated October 4, 2005 to the Investment Sub-Advisory Agreement between SIMC and Analytic Investors, LLC (f/k/a Analytic Investors, Inc.) with respect to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds are herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(29)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and Prudential Investment Management, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(30)  Assignment and Assumption Agreement between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(31)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(32)  Schedules A and B dated April 27, 2005 to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap, Small/Mid Cap Equity and Large Cap Funds are herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(d)(33)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Large Cap Diversified Alpha Fund are herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(34)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and Mazama Capital Management, Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(35)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(36)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P.) with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(37)  Schedules A and B to the Sub-Advisory Agreement between SIMC and AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P.) with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 23, 2004.

(d)(38)  Investment Sub-Advisory Agreement dated July 1, 2003 between SIMC and McKinley Capital Management Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(39)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(d)(40)  Investment Sub-Advisory Agreement dated November 5, 2003 between SIMC and Artisan Partners Limited Partnership with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(41)  Investment Sub-Advisory Agreement dated December 15, 2003 between SIMC and Lee Munder Investments, Ltd. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(42)  Investment Sub-Advisory Agreement dated December 15, 2003 between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(43)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap and Small/Mid Cap Equity Funds are herein incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(44)  Investment Sub-Advisory Agreement dated December 15, 2003 between SIMC and Wellington Management Company LLP with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(45)  Investment Sub-Advisory Agreement dated September 30, 2003 between SIMC and Wells Capital Management, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 14, 2003.

(d)(46)  Assumption Agreement dated March 28, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and the Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(47)  Investment Sub-Advisory Agreement between SIMC and ING Investment Management Co. (f/k/a ING Ghent Asset Management LLC) with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(48)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and ING Investment Management Co. with respect to the Core Fixed Income Fund are herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(49)  Investment Sub-Advisory Agreement dated November 7, 2003 between SIMC and Metropolitan West Asset Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(50)  Investment Sub-Advisory Agreement dated March 31, 2004 between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration and Extended Duration Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(51)  Investment Sub-Advisory Agreement dated May 18, 2004 between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(52)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Integrity Asset Management, LLC with respect to the Small Cap Fund are herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(53)  Investment Sub-Advisory Agreement dated July 15, 2004 between SIMC and Rexiter Capital Management Limited with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 23, 2004.

(d)(54)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Rexiter Capital Management Limited with respect to the Emerging Markets Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(d)(55)  Form of Investment Sub-Advisory Agreement between SIMC and Acadian Asset Management LLC (f/k/a Acadian Asset Management Inc.) with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(56)  Schedules A and B dated June 30, 2005 to the Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Large Cap, International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(d)(57)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha Fund are herein incorporated by reference to Exhibit (d)(69) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(58)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates, Inc. with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(59)  Amendment to Investment Sub-Advisory Agreement between SIMC and AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P.) with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(60)  Amendment to Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(61)  Amendment to Investment Sub-Advisory Agreement between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(62)  Amendment to Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(63)  Amendment to Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(64)  Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(65)  Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(67) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(66)  Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, L.P. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(67)  Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(68)  Amendment to Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(69)  Amendment to Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(70)  Amendment to Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(71)  Amendment to Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(72)  Amendment to Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(73)  Amendment to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(74)  Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(75)  Schedule C to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value, and Small Cap Funds is herein incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 14, 2003.

(d)(76)  Investment Sub-Advisory Agreement between SIMC and Ashmore Investment Management Limited with respect to the Emerging Markets Equity and Emerging Markets Debt Funds is herein incorporated by reference to Exhibit (d)(94) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(77)  Investment Sub-Advisory Agreement dated October 3, 2005 between SIMC and J.P. Morgan Investment Management, Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(95) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(78)  Investment Sub-Advisory Agreement dated October 30, 2007 between SIMC and AlphaSimplex Group LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(d)(79)  Investment Sub-Advisory Agreement dated July 25, 2006 between SIMC and Record Currency Management Limited with respect to the International Fixed Income, International Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(94) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(d)(80)  Investment Sub-Advisory Agreement dated March 9, 2006 between SIMC and Los Angeles Capital Management and Equity Research, Inc. with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(98) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(81)  Investment Sub-Advisory Agreement dated October 11, 2005 between SIMC and SSgA Funds Management Inc. with respect to the Large Cap Index Fund is herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(82)  Investment Sub-Advisory Agreement dated April 1, 2006 between SIMC and Stone Harbor Investment Partners, LP with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(83)  Investment Sub-Advisory Agreement dated September 30, 2006 between SIMC and BlackRock Capital Management, Inc. with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(94) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(d)(84)  Investment Sub-Advisory Agreement dated October 9, 2006 between SIMC and AXA Rosenberg Investment Management LLC with respect to the International Equity, Emerging Markets Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(95) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(85)  Amended Schedules A and B dated September 18, 2007 to the Investment Sub-Advisory Agreement dated October 9, 2007 between SIMC and AXA Rosenberg Investment Management LLC with respect to the Screened World Equity Ex-US Fund are herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(d)(86)  Investment Sub-Advisory Agreement dated September 28, 2006 between SIMC and Robeco Investment Management, Inc. (f/k/a Weiss, Peck & Greer Investments) with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(96) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(87)  Investment Sub-Advisory Agreement dated September 29, 2006 between SIMC and Highland Capital Management, L.P. with respect to the Enhanced LIBOR Opportunities Fund is herein incorporated by reference to Exhibit (d)(97) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(88)  Amended Schedules A and B to the Sub-Advisory Agreement between SIMC and Security Capital Research and Management Incorporated, dated September 15, 2006, with respect to the Small Cap Fund are herein incorporated by reference to Exhibit (d)(98) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(89)  Amended Schedules A and B to the Sub-Advisory Agreement between SIMC and Security Capital Research and Management Incorporated, dated September 15, 2006, with respect to the Small/Mid Cap Equity Fund are herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(90)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Record Currency Management Limited with respect to the Enhanced LIBOR Opportunities Fund are herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(91)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small/Mid Cap Equity Fund are herein incorporated by reference to Exhibit (d)(101) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(92)  Investment Sub-Advisory Agreement dated December 13, 2006 between SIMC and Deutsche Investment Management Americas, Inc. with respect to the Real Return Plus Fund is herein incorporated by reference to Exhibit (d)(101) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(93)  Investment Sub-Advisory Agreement dated December 13, 2006 between SIMC and First Quadrant, L.P. with respect to the Real Return Plus Fund is herein incorporated by reference to Exhibit (d)(103) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(94)  Investment Sub-Advisory Agreement dated May 10, 2007 between SIMC and PanAgora Asset Management Inc. with respect to the Small/Mid Cap Equity and Small Cap Funds is herein incorporated by reference to Exhibit (d)(104) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(95)  Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and PanAgora Asset Management Inc. with respect to the Small/Mid Cap Equity, Emerging Markets Equity and Small Cap Funds is herein incorporated by reference to Exhibit (d)(105) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(d)(96)  Amended Schedules A and B dated December 7, 2006 to the Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity and Enhanced LIBOR Opportunities Funds are herein incorporated by reference to Exhibit (d)(105) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(97)  Investment Sub-Advisory Agreement dated March 30, 2007 between SIMC and Ares Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(107) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(d)(98)  Investment Sub-Advisory Agreement dated July 13, 2007 between SIMC and Janus Capital Management LLC, with respect to the Small Cap and Small/Mid Cap Funds is herein incorporated by reference to Exhibit (d)(108) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(d)(99)  Investment Sub-Advisory Agreement dated October 10, 2007 between SIMC and ING Investment Management Advisors, B.V. with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(110) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 20, 2007.

(d)(100)  Investment Sub-Advisory Agreement dated November 28, 2007 between SIMC and AllianceBernstein L.P. with respect to the Screened World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(114) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(d)(101)  Investment Sub-Advisory Agreement dated October 31, 2007 between SIMC and McKinley Capital Management, Inc. with respect to the Screened World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(117) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(d)(102)  Investment Sub-Advisory Agreement dated January 16, 2008 between SIMC and Quantitative Management Associates LLC with respect to the Screened World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(111) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(103)  Investment Sub-Advisory Agreement dated June 27, 2008 between SIMC and Artisan Partners Limited Partnership with respect to the World Equity Ex-US and Emerging Markets Equity Funds is herein incorporated by reference to Exhibit (d)(112) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(104)  Investment Sub-Advisory Agreement dated June 26, 2008 between SIMC and Delaware Management Company with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(113) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(105)  Investment Sub-Advisory Agreement dated August 1, 2008 between SIMC and Legg Mason Capital Management, Inc. with respect to the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds is filed herewith.

(d)(106)  Investment Sub-Advisory Agreement dated June 30, 2008 between SIMC and Oppenheimer Capital LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(115) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(107)  Investment Sub-Advisory Agreement dated July 15, 2008 between SIMC and Principal Global Investors, LLC with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(116) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(108)  Investment Sub-Advisory Agreement dated July 15, 2008 between SIMC and Wells Capital Management Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(117) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(109)  Investment Sub-Advisory Agreement dated September 12, 2008 between SIMC and Neuberger Berman Management Inc. with respect to the Small Cap Fund is filed herewith.

(e)(1)  Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(e)(2)  Schedule A to the Distribution Agreement between the Trust and SEI Investments Distribution Co., as amended September 16, 2004, is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 23, 2004.

(e)(3)  Amended Schedule A to the Amended and Restated Distribution Agreement is herein incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(e)(4)  Amended Schedule A to the Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(f)  Not Applicable.

(g)(1)  Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(g)(2)  Custodian Agreement between the Trust and U.S. Bank National Association dated August 16, 2006 is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) dated December 10, 2003 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(h)(2)  Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management), as amended September 16, 2004, is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 23, 2004.

(h)(3)  Amended Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(h)(4)  Amended Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan dated November 14, 2001, as approved September 16, 2002, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation is filed herewith.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(p)(3)  The Code of Ethics for SEI Investments Global Funds Services is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(p)(4)  The Code of Ethics for SEI Institutional Investments Trust is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(p)(5)  The Code of Ethics for AllianceBernstein L.P., dated January 2007, is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(6)  The Code of Ethics for Artisan Partners Limited Partnership, dated May 1, 2008, is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(7)  The Code of Ethics for BlackRock Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2005.

(p)(8)  The Code of Ethics for The Bank of New York Mellon Corporation, the parent company of The Boston Company Asset Management LLC, dated July 2007, is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(9)  The Code of Ethics for Goldman Sachs Asset Management, L.P., dated January 23, 2007, is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(10)  The Code of Ethics for Lee Munder Investments, Ltd., dated 2005, is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(p)(11)  The Code of Ethics for LSV Asset Management is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(p)(12)  The Code of Ethics for Martingale Asset Management, L.P., dated August 18, 2008, is filed herewith.

(p)(13)  The Code of Ethics for Mazama Capital Management, Inc., dated March 17, 2008, is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(14)  The Code of Ethics for McKinley Capital Management Inc., dated 2005, is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(p)(15)  The Code of Ethics for Metropolitan West Asset Management LLC, dated February 2008, is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(16)  The Code of Ethics for Montag & Caldwell, Inc. is herein incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(17)  The Code of Ethics for Nomura Corporate Resesarch & Asset Management Inc. is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(p)(18)  The Code of Ethics for Security Capital Research & Management Incorporated, dated May 1, 2007, is herein incorporated by reference to Exhibit (p)(21) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(19)  The Code of Ethics for Wellington Management Company, LLP, dated February 17, 2006, updated January 1, 2007 is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(p)(20)  The Code of Ethics for Wells Capital Management, Inc., dated February, 2007, is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(21)  The Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated September, 2006, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(22)  The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(p)(23)  The Code of Ethics for Enhanced Investment Technologies, LLC, dated February 19, 2008, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(24)  The Code of Ethics for Analytic Investors, LLC is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(p)(25)  The Code of Ethics for Quantitative Management Associates, LLC is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(p)(26)  The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, dated June 8, 2006, is herein incorporated by reference to Exhibit (p)(29) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(27)   The Code of Ethics for ING Investment Management Co. is herein incorporated by reference to Exhibit (p)(30) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(28)  The Code of Ethics for Integrity Asset Management, LLC is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(p)(29)  The Code of Ethics for Rexiter Capital Management Limited, dated October, 2005, is herein incorporated by reference to Exhibit (p)(32) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(30)  The Code of Ethics for Acadian Asset Management LLC, dated April, 2006, is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(31)  The Code of Ethics for Smith Breeden Associates, Inc. is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(p)(32)  The Code of Ethics for J.P. Morgan Investment Management Inc., dated May 15, 2007, is herein incorporated by reference to Exhibit (p)(36) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(p)(33)  The Code of Ethics for Ashmore Investment Management Limited, dated February 19, 2007, is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(p)(34)  The Code of Ethics for AlphaSimplex Group, LLC is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(p)(35)  The Code of Ethics for Los Angeles Capital Management and Equity Research, Inc., dated January 1, 2008, is herein incorporated by reference to Exhibit (p)(36) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(36)  The Code of Ethics for Record Currency Management Limited is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(37)  The Code of Ethics for SSgA Funds Management, Inc., dated May 2007, is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(p)(38)  The Code of Ethics for Stone Harbor Investment Partners LP is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(39)  The Code of Ethics for AXA Rosenberg Investment Management Inc., dated February 7, 2005, is herein incorporated by reference to Exhibit (p)(43) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(40)  The Code of Ethics for Robeco Investment Management, Inc., dated March 2008, is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(41)  The Code of Ethics for Highland Capital Management, L.P. is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(42)  The Code of Ethics for Deutsche Investment Management Americas Inc. is herein incorporated by reference to Exhibit (p)(46) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(p)(43)  The Code of Ethics for First Quadrant, L.P., dated February 2007, is herein incorporated by reference to Exhibit (p)(47) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(p)(44)  The Code of Ethics for Ares Management LLC, dated January 15, 2008, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(45)  The Code of Ethics for Janus Capital Management LLC, dated February 19, 2008, is herein incorporated by reference to Exhibit (p)(46) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(46)  The Code of Ethics for PanAgora Asset Management, Inc., dated June 30, 2007, is herein incorporated by reference to Exhibit (p)(50) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(47)  The Code of Ethics for ING Investment Management Advisors, B.V. is herein incorporated by reference to Exhibit (p)(51) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 20, 2007.

(p)(48)  The Code of Ethics for Legg Mason Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(49) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(49)  The Code of Ethics for Allianz Global Investors of America L.P., the parent company of Oppenheimer Capital LLC, is herein incorporated by reference to Exhibit (p)(50) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(50)  The Code of Ethics for Principal Global Investors, LLC is herein incorporated by reference to Exhibit (p)(51) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(51)  The Code of Ethics for Neuberger Berman Management Inc., dated September 2006, is filed herewith.

(q)(1)  Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, Nina Lesavoy, James M. Storey, Stephen F. Panner and James M. Williams are herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(q)(2)  Power of Attorney for Mitchell A. Johnson is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(q)(3)  Power of Attorney for Hubert L. Harris, Jr. is herein incorporated by reference to Exhibit (q)(3) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

Item 24.

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company which also controls the Distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the adviser and each sub-adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The adviser and each sub-adviser's table was provided to the Registrant by the adviser or respective sub-adviser for inclusion in this Registration Statement.

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a sub-adviser for the Registrant's Global Managed Volatility Fund. The principal business address of Acadian is One Post Office Square, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Linda Gibson Member of Board of Managers	Old Mutual (US) Holdings Inc. Larch Lane Advisors, LLC 2100 Capital Group LLC Old Mutual Asset Management Trust Company	Executive Vice President, Secretary and General Counsel Board Member Board Member Board Member

Thomas Turpin Member of Board of Managers	Old Mutual (US) Holdings Inc.
Old Mutual Funds III
Old Mutual Capital, Inc.
Old Mutual Group Limited
Old Mutual Group Services
Limited
Liberty Ridge Capital, Inc.
Larch Lane Advisors, LLC
Provident Investment Counsel,
Inc.
Ashfield Capital Partners, LLC
Old Mutual Funds II
Old Mutual Insurance Series
Fund
Old Mutual Asset Managers
(UK) Ltd.
Analytic Investors, LLC
Copper Rock Capital Partners,
LLC	Executive Vice President and
Chief Operating Officer
Board Member
Board Member
Board Member
Board Member
Chairman and Director
Board Member
Board Member
Board Member
Board Member
Board Member
Board Member
Board Member
Board Member

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Old Mutual Asset Management Trust Company 2100 Capital Group LLC Rogge Global Partners plc Investment Counselors of Maryland, LLC LML Holdings, Inc.	Board Member Board Member Board Member Board Member Board Member

Stephen Clarke Member of Board of Managers	Old Mutual (US) Holdings Inc. Lincluden Management Limited	Senior Vice President, Relationship Manager Board Member

John Grady Member of Board of Managers	Old Mutual (US) Holdings Inc.	Executive Vice President, Strategy and Business Development

Kathryn Horgan Member of Board of Managers	Old Mutual (US) Holdings Inc.	Executive Vice President, Director of Human Resources

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a sub-adviser for the Registrant's Emerging Markets Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds and AllianceBernstein's investment unit of Sanford C. Bernstein & Co., LLC ("Bernstein"), a wholly-owned subsidiary and an investment unit of AllianceBernstein, is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein and Bernstein are registered investment advisers under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Lewis A. Sanders Chairman of the Board, Chief Executive Officer and Director, Chief Investment Officer	—	—

Henri de Castries Director	AXA AELIC AXA Financial	Chairman, Management Board Director Chairman of the Board

Christopher M. Condron Board Director	AXA AELIC AXA Financial	Member of the Management Chairman, Chief Executive Officer Director, President & Chief Executive Officer

Denis Duverne Director	AXA AELIC	Chief Financial Officer Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Richard S. Dziadzio Director	—	—

Deborah S. Hechinger Director	—	—

Gerald M. Lieberman President, Chief Operating Officer and Director	AXA	Executive Committee

Lorie A. Slutsky Director	The New York Community Trust AELIC	President and Chief Executive Officer Director

Dominique Carrel-Billard Director	AXA	Chief Executive Officer

Peter J. Tobin Director	AXA	Director

Peter Etzenbach Director	—	—

Weston M. Hicks Director	Alleghany Corporation	President and Chief Executive Officer

Nick Lane Director	—	—

A.W. (Pete) Smith, Jr. Director	Smith Consulting	President

Seth J. Masters Executive Vice President	—	—

Sharon E. Fay Executive Vice President	—	—

Mark R. Manley Senior Vice President, Deputy General Counsel and Chief Compliance Officer	—	—

Robert Henry Joseph Jr. Senior Vice President & Chief Financial Officer	—	—

Edward J. Farrell Senior Vice President and Controller	—	—

Marilyn Fedak Executive Vice President	—	—

Thomas S. Hexner Executive Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Marc O. Mayer Executive Vice President	—	—

James G. Reilly Executive Vice President	—	—

Lawrence H. Cohen Executive Vice President	—	—

Laurence E. Cranch Executive Vice President and General Counsel	—	—

Christopher Toub Executive Vice President	—	—

Lisa Shalett Executive Vice President	—	—

David Steyn Executive Vice President	—	—

Douglas J. Peebles Executive Vice President	—	—

Mark R. Gordon Executive Vice President	—	—

James A. Gingrich Executive Vice President	—	—

Jeffrey S. Phlegar Executive Vice President	—	—

Gregory J. Tencza Executive Vice President	—	—

AlphaSimplex Group LLC

AlphaSimplex Group LLC ("AlphaSimplex") is a sub-adviser for the Registrant's Large Cap Disciplined Equity Fund. The principal business address of AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142. AlphaSimplex is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew W. Lo Chief Scientific Officer, Chairman of the Investment Committee, Chairman of the Board of Directors	Sloan School of Management, Massachusetts Institute of Technology Laboratory for Financial Engineering, Massachusetts Institute of Technology Westpeak Global Advisors, L.P.	Harris & Harris Group Professor Director Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	FINRA National Bureau of Economic Research	Economic Advisory Board Member Research Associate

Jeremiah H. Chafkin President, Director	Westpeak Global Advisors, L.P.	Director

Pierre Servant Director	Natixis Global Asset Management	President and CEO

Duncan B. E. Wilkinson Director	Natixis Global Asset Management, L.P.	Executive Vice President and Director of U.S. Affiliates

Arnout M. Eikeboom Chief Risk Officer and Chief Compliance Officer	—	—

Kendall A. Walker Chief Financial Officer	—	—

Analytic Investors, LLC

Analytic Investors, LLC ("Analytic") is a sub-adviser for the Registrant's Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. The principal business address of Analytic is 55 West Fifth Street, 50th Floor, Los Angeles, California 90013. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Roger G. Clarke Chairman	Ensign Peak Advisors Bonneville Holding Corporation Deseret Trust Company Deseret Trust Company of California	President Director Director Director

Thomas Turpin Director	Old Mutual (US) Holdings, Inc. Old Mutual Asset Managers (US) LLC	Chief Executive Officer Chief Executive Officer

Harindra de Silva Director and President	Analytic US Market Neutral, Ltd.
Analytic US Market Offshore
Master, Ltd.
Analytic Market Neutral V-6, Ltd.
Analytic US Market Neutral
Offshore II, Ltd.
Analytic US Market Neutral
Offshore Master II, Ltd.
Analytic Japanese Equity Market
Neutral Offshore Master, Ltd.
Analytic Japanese Equity Market
	Neutral Offshore, Ltd.	Director Director Director Director Director Director Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Marie Nastasi Arlt Director and Chief Operating Officer	Analytic US Market Neutral, Ltd.
Analytic US Market Offshore
Master, Ltd.
Analytic Market Neutral V-6, Ltd.
Analytic US Market Neutral
Offshore II, Ltd.
Analytic US Market Neutral
Offshore Master II, Ltd.
Analytic Japanese Equity Market
Neutral Offshore Master, Ltd.
Analytic Japanese Equity Market
	Neutral Offshore, Ltd.	Director Director Director Director Director Director Director

Ares Management LLC

Ares Management LLC ("Ares") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of Ares is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Richard S. Davis Executive Vice President, Finance and Administration and Co-Chief Operating Officer	Arden Realty	Chief Financial Officer

Karen A. Tallman Chief Compliance Officer	Continuum Commerce LLC	General Counsel

Michael D. Weiner Co-Chief Operating Officer and Chief Legal Officer	Apollo Management	General Counsel

Aronson+Johnson+Ortiz, LP

Aronson+Johnson+Ortiz, LP ("AJO") is a sub-adviser for the Registrant's Large Cap and Large Cap Diversified Alpha Funds. The principal business address of AJO is 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Theodore R. Aronson Managing Principal Portfolio Manager	—	—

Kevin M. Johnson Principal Portfolio Manager	—	—

Martha E. Ortiz Principal Portfolio Manager	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stefani Cranston Principal Portfolio Manager	—	—

Stuart P. Kaye Principal Portfolio Manager	Invesco	Global Partner (1997 – 2008)

Gina Marie N. Moore Principal Portfolio Manager	—	—

R. Brian Wenzinger Principal Portfolio Manager	—	—

Douglas D. Dixon Principal Trading	—	—

Gregory J. Rogers Principal Trading	—	—

Paul Dodge Principal Operations	—	—

Joseph F. Dietrick Principal Chief Compliance Officer	—	—

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a sub-adviser for the Registrant's Small Cap, World Equity Ex-US and Emerging Markets Equity Funds. The principal business address of Artisan is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew A. Ziegler Chief Executive Officer	Artisan Distributors LLC Artisan Investment Corporation	Officer President

Lawrence A. Totsky Chief Financial Officer	Artisan Distributors LLC Artisan Investment Corporation	Officer Chief Financial Officer and Treasurer

Janet D. Olsen General Counsel	Artisan Distributors LLC Artisan Investment Corporation	Officer Vice President and Secretary

Brooke J. Billick Chief Compliance Officer	Artisan Distributors LLC	Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Karen L. Guy Chief Operating Officer— Business Operations	Artisan Distributors LLC Artisan Investment Corporation	Officer Vice President

Eric R. Colson Chief Operating Officer— Investment Operations	Artisan Distributors LLC Artisan Investment Corporation	Officer Vice President

Ashmore Investment Management Limited

Ashmore Investment Management Limited ("Ashmore") is a sub-adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Ashmore is 61 Aldwych, London, United Kingdom WC2B 4AE. Ashmore is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Mark Langhorn Coombs Director	Ashmore Group plc
Ashmore Investments (UK) Ltd
Ashmore Asset Management
Limited
EMTA (formerly "Emerging
Markets Traders Association"
US Registered)
Ashmore Russian Equity Fund
(Cayman Islands registered)
Ashmore AOF (GP) Limited
(Cayman Islands registered)
Ashmore Global Special
Situations Fund Limited
(Guernsey registered)
Ashmore Global Special
Situations Fund 2 Limited
(Guernsey registered)
Ashmore Emerging Markets
Debt Fund (Cayman Islands
registered)
Ashmore Management Company
Limited (Guernsey registered)
CPI Limited (Cayman Islands
registered)
Ashmore Cayman SPC Limited
(Cayman Islands registered)
Ashmore Global Special
Situations Fund 3 Limited
(Guernsey registered)
Ashmore Emerging Markets Debt
and Currency Fund (Guernsey
registered)
Ashmore SICAV (Luxembourg
registered)
Ashmore (Hong Kong) Limited
(Hong Kong registered)	Director
Director
Director

Director (Co-chair)

Director (resigned July 4, 2006)

Director (Company struck off
register 12/29/2006)
Director (resigned November 4,
2006)

Director (resigned November 4,
2006)

Director (resigned May 4, 2006)

Director (resigned May 4, 2006)

Director (resigned December 4,
2006)
Director (resigned December 4,
2006)
Director (resigned April 10, 2006)

Director (resigned November 4,
2006)

Director (resigned May 31, 2006)

Director (resigned November 11,
2007)

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ashmore Energy International
Limited (Cayman Islands
registered)
Yamal Co Energy Partners
Limited
Ashmore Local Currency Fund
(Cayman Islands registered)
Fidelity Cayman Investment
Company Limited (Cayman
Islands registered)
The Ashmore Group plc Limited
	Pension Scheme	Director (extinguished, as the company was dissolved on December 29, 2007) Director (resigned December 15, 2006) Director (resigned May 4, 2006) Director (resigned December 4, 2006) Trustee (Ceased)

The Ashmore Group Ltd
Retirement and Death Benefit
Scheme
The Ashmore Group Ltd
Retirement and Death Benefit
Scheme Re: Mark Coombs
The Ashmore Group Ltd
Retirement and Death Benefit
Scheme Re: Julian Green
The Ashmore Group Ltd
Retirement and Death Benefit
Scheme Re: Christopher Raeder
The Ashmore Group Ltd
Retirement and Death Benefit
	Scheme Re: Jerome Booth	Trustee Trustee Trustee Trustee Trustee

Graeme Dell—Director (appointed December 19, 2007)	Ashmore Group plc Ashmore Investments (UK) Limited Ashmore Global Opportunities Limited	Director (appointed December 19, 2007) Director (appointed December 19, 2007) Director (appointed March 5, 2008)

Mark Grimwood—Director (appointed October 31, 2007, resigned December 19, 2007)	Ashmore Investments (UK) Limited	Director (appointed October 31, 2007, resigned December 19, 2007)

Jon Moulton—Director (resigned March 12, 2007)	Ashmore Investments (UK) Limited Alchemy Partners (Guernsey) Ltd (Guernsey registered) Alchemy Partners LLP 30 St James's Square Investments Ltd Airborne Systems Group Limited Airborne Systems Holdings Ltd	Director (resigned March 12, 2007) Director Managing Partner Director Director Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Airborne Systems Limited
Ashmore Group plc
Aries (Mauritius registered)
Cedar Ltd In Liquidation
Cedar Crestone (US-Delaware) registered Data point Finance Ltd (In Liquidation)
Edlaw plc
Point-on Holdings
Redac Ltd
Redac Gratis Limited
Redac Group Ltd
Redac Group No 2 Ltd
Sandsenor Ltd In Liquidation
Sylvan International Limited
Tattershall Castle Group Limited
TCG Holdings Ltd
	UK Stem Cell Foundation	Director Director Director Director Director Director Director Director Director Director Director Director Director Director Director Director

James Neilsen Pettigrew Director (resigned October 31, 2007)	Edinburgh Investment Trust plc
CMC Markets plc
Ashmore Group plc

Ashmore Investments (UK)
Limited
Bavensdale Company
Butler Securities Nominees Ltd
Carlingdale Company
Exco International plc
Exco Nominees Limited
Exco Overseas Limited
Garban Broking Holdings
(Europe) Limited
Garban Europe Limited
Garban Group Holidngs Limited
Garban Information Systems
Limited
Garban International
Garban Nominees Limited
Garban-Intercapital (2001)
Limited	Director
Director
Director (resigned October 31,
2007)
Director (resigned October 31,
2007)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)

Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)

Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Garban-Intercapital (Dakleigh)
Garban-Intercapital America
(No.1) Limited
Garban-Intercapital America
(No.2) Limited
Garban-Intercapital America
(No.4) Limited
Garban-Intercapital US Investments
(Holdings) Limited
Garban-Intercapital US Investments
(No 1) Limited
Garban-Intercapital US Investments
(No 2) Limited
GHL Investments Limited
ICAP America Investments
Limited
ICAP Energy Limited
ICAP Europe Limited
ICAP Futures Limited
ICAP Holdings (USA) Inc
ICAP Investments Limited
ICAP Management Services
Limited
ICAP New Jersey (No 1) LLC
ICAP New Jersey (No 1) LLC
(Branch)
ICAP North America Investments
Limited
ICAP plc
ICAP Securites Limited
ICAP SPV Limited
ICAP US No.1 Limited
ICAP US No.2 Limited
ICAP WCLK Limited
Intercapital plc
T & M Securities Limited
Zedco Ltd	Director (resigned June 2, 2006)
Director (resigned June 2, 2006)

Director (resigned June 2, 2006)

Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)
Director (resigned June 2, 2006)

AXA Rosenberg Investment Management LLC

AXA Rosenberg Investment Management LLC ("AXA Rosenberg") is a sub-adviser for the Registrant's International Equity, World Equity Ex-US, Emerging Markets Equity and Screened World Equity Ex-US Funds. The principal business address of AXA Rosenberg is 4 Orinda Way, Building E, Orinda, California 94563. AXA Rosenberg is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stephane Prunet Global Chief Executive Officer	AXA Investment Managers SA	Member, AXA IM Executive Committee

Agustin Sevilla Global Chief Investment Officer	—	—

William E. Ricks Chief Executive Officer and Chief Investment Officer of The Americas	—	—

Barr Rosenberg Chairman	—	—

Kenneth Reid Group Vice Chairman	—	—

Vincent Ordonneau Global Chief Financial Officer	—	—

William R. Wiebe Global Head of Legal and Compliance	—	—

BlackRock Capital Management, Inc.

BlackRock Capital Management, Inc. ("BlackRock") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ann Marie Petach Chief Financial Officer and Managing Director	BAA Holdings, LLC BlackRock, Inc. BlackRock Advisors, LLC	Chief Financial Officer and Managing Director Chief Financial Officer and Managing Director Chief Financial Officer and Managing Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
BlackRock Advisors Holdings, Inc.
BlackRock Financial
Management, Inc.
BlackRock Funding, Inc.

BlackRock Holdco 2, Inc.

BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock Investment
Management, LLC
BlackRock Lux Finco S.a r.l.

BlackRock Operations
(Luxembourg) S.a r.l.
BlackRock Portfolio Holdings, Inc.

BlackRock Portfolio Investments,
LLC
BlackRock UK 1 LP

BlackRock US Newco, Inc.

State Street Research &
Management Company
SSRM Holdings, Inc.
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director
Chief Financial Officer and
Managing Director

Robert P. Connolly General Counsel, Managing Director and Secretary	BAA Holdings, LLC BlackRock, Inc. BlackRock Advisors, LLC BlackRock Advisors Holdings, Inc. BlackRock Financial Management, Inc. BlackRock Funding, Inc. BlackRock Holdco 2, Inc.	General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
BlackRock Portfolio Investments,
LLC
BlackRock UK 1 LP

BlackRock US Newco, Inc.

State Street Research &
Management Company
SSRM Holdings, Inc.

BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.
BlackRock Investments, Inc.

BlackRock Investment
Management, LLC
BlackRock Lux Finco S.a r.l.

BlackRock Operations
(Luxembourg) S.a r.l.
BlackRock Portfolio Holdings, Inc.
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
Officer
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary
General Counsel, Managing
Director and Secretary

Laurence D. Fink Chief Executive Officer	BAA Holdings, LLC

BlackRock, Inc.

BlackRock Advisors, LLC
BlackRock Advisors Holdings, Inc.

BlackRock Advisors Singapore
Pte. Ltd.
BlackRock Financial
Management, Inc.
BlackRock Funding, Inc.
BlackRock Funding International,
Ltd.
BlackRock Equity-Bond Funds
BlackRock Holdco 2, Inc.
Chief Executive Officer and
Director
Chairman, Chief Executive
Officer and Director
Chief Executive Officer
Chief Executive Officer and
Director
Chairman and Chief Executive
Officer
Chief Executive Officer and
Director
Chief Executive Officer
Director
Director/Trustee
Chief Exeutive Officer and
Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.
BlackRock Investments, Inc.
BlackRock Investment
Management, LLC
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC
BlackRock US Newco, Inc.

State Street Research &
Management Company
SSRM Holdings, Inc.
Chief Executive Officer

Chief Executive Officer and
Director
Officer
Chairman and Director
Chief Executive Officer

Chief Executive Officer
Chief Executive Officer

Chairman and Chief Executive
Officer
Chairman, Chief Executive
Officer and Director
Chairman, Chief Executive
Officer and Director

Robert S. Kapito President and Director	BAA Holdings, LLC
BlackRock, Inc.
BlackRock Advisors, LLC
BlackRock Advisors Holdings, Inc.
BlackRock Advisors Singapore
Pte. Ltd.
BlackRock Financial
Management, Inc.
BlackRock Funding, Inc.
BlackRock Funding International,
Ltd.
BlackRock Holdco 2, Inc.
BlackRock (Institutional) Canada
Ltd.
BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.
BlackRock Investments, Inc.
BlackRock Investment
Management, LLC
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC	President and Director
President and Director
President and Director
President and Director
President

President and Director

President and Director
Director

President and Director
President and Director

President and Director

President and Director

Officer
Director
President

President and Director
President and Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	BlackRock Realty Advisors, Inc. BlackRock US Newco, Inc. Carbon Capital III, Inc. State Street Research & Management Company SSRM Holdings, Inc.	Director President and Director Director President and Director President and Director

Paul Audet Vice Chairman and Director	BAA Holdings, LLC
BlackRock, Inc.
BlackRock Advisors, LLC
BlackRock Advisors Holdings,
Inc.
BlackRock Cayco Limited
BlackRock Cayman Company
BlackRock Cayman Newco
Limited
BlackRock Financial
Management, Inc.
BlackRock Finco, LLC
BlackRock Finco UK, Ltd.
BlackRock Funding, Inc.
BlackRock Funding International,
Ltd.
BlackRock Holdco Limited
BlackRock Holdco 2, Inc.
BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.
BlackRock Investment
Management, LLC
BlackRock Lux Finco S.a r.l.
BlackRock Operations
(Luxembourg) S.a r.l.
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC
BlackRock UK 1 LP
BlackRock US Newco, Inc.
State Street Research &
Management Company
SSRM Holdings, Inc.	Vice Chairman and Director
Vice Chairman
Vice Chairman and Director
Vice Chairman

Director
Director
Director

Vice Chairman

Director
Director
Vice Chairman and Director
Director

Director
Vice Chairman
Vice Chairman and Director

Vice Chairman

Officer
Vice Chairman

Vice Chairman
Vice Chairman

Vice Chairman and Director
Vice Chairman and Director

Vice Chairman
Vice Chairman and Director
Vice Chairman

Vice Chairman

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Charles Hallac Vice Chairman	BlackRock, Inc.
BlackRock Advisors, LLC
BlackRock Advisors Holdings, Inc.
BlackRock Financial
Management, Inc.
BlackRock Funding, Inc.
BlackRock India Private Ltd.
BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.
BlackRock Investment
Management, LLC
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC
BlackRock US Newco, Inc.
State Street Research &
Management Company
	SSRM Holdings, Inc.	Vice Chairman Vice Chairman Vice Chairman Vice Chairman Vice Chairman Director Vice Chairman Vice Chairman FSA Approved Person Vice Chairman Vice Chairman Vice Chairman Vice Chairman Vice Chairman Vice Chairman

Barbara Novick Vice Chairman	BlackRock, Inc.
BlackRock Advisors, LLC
BlackRock Advisors Holdings, Inc.
BlackRock Financial
Management, Inc.
BlackRock Funding, Inc.
BlackRock Holdco 2, Inc.
BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.
BlackRock Investments, Inc.
BlackRock Investment
Management, LLC
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC
BlackRock US Newco, Inc.
State Street Research &
Management Company
SSRM Holdings, Inc.	Vice Chairman
Vice Chairman
Vice Chairman
Vice Chairman

Vice Chairman
Vice Chairman
Vice Chairman

Vice Chairman

Officer
Chief Executive Officer
Vice Chairman

Vice Chairman
Vice Chairman

Vice Chairman
Vice Chairman

Vice Chairman

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Scott Amero Vice Chairman	BlackRock, Inc.
BlackRock Advisors, LLC
BlackRock Advisors Holdings, Inc.
BlackRock Financial Management,
Inc.
BlackRock Funding, Inc.
BlackRock Holdco 2, Inc.
BlackRock Institutional
Management Corporation
BlackRock International Holdings,
Inc.
BlackRock International, Ltd.
BlackRock Investment
Management, LLC
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC
BlackRock US Newco, Inc.
Anthracite Capital Inc.
State Street Research &
Management Company
	SSRM Holdings, Inc.	Vice Chairman Vice Chairman Vice Chairman Vice Chairman Vice Chairman Vice Chairman Vice Chairman Vice Chairman Officer Vice Chairman Vice Chairman Vice Chairman Vice Chairman Director Vice Chairman Vice Chairman

Susan Wagner Vice Chairman and Chief Operating Officer	BAA Holdings, LLC

BlackRock, Inc.

BlackRock Advisors, LLC

BlackRock Advisors Holdings, Inc.

BlackRock Financial
Management, Inc.
BlackRock Finco UK, Ltd.
BlackRock Funding, Inc.

BlackRock Holdco 2, Inc.

BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.	Vice Chairman, Chief Operating
Officer and Director
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Director
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
BlackRock Investment Management, LLC BlackRock Portfolio Holdings, Inc. BlackRock Portfolio Investments, LLC BlackRock US Newco, Inc. State Street Research & Management Company SSRM Holdings, Inc.	Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer
Vice Chairman and Chief
Operating Officer

Robert Doll Vice Chairman	BlackRock, Inc.
BlackRock Advisors, LLC
BlackRock Advisors Holdings, Inc.
BlackRock Financial
Management, Inc.
BlackRock Funding, Inc.
BlackRock Holdco 2, Inc.
BlackRock Institutional
Management Corporation
BlackRock International
Holdings, Inc.
BlackRock Investment
Management, LLC
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC
BlackRock US Newco, Inc.
Portfolio Administration &
Management Ltd.
State Street Research &
Management Company
SSRM Holdings, Inc.	Vice Chairman and Director
Vice Chairman
Vice Chairman
Vice Chairman

Vice Chairman
Vice Chairman
Vice Chairman

Vice Chairman

Vice Chairman

Vice Chairman
Vice Chairman

Vice Chairman
Director

Vice Chairman

Vice Chairman

Robert Fairbairn Vice Chairman	BlackRock, Inc.
BlackRock Advisors, LLC
BlackRock Advisors Holdings, Inc.
BlackRock Asset Management
U.K. Limited
BlackRock Financial
Management, Inc.
BlackRock Funding, Inc.
BlackRock Institutional
	Management Corporation	Vice Chairman Vice Chairman Vice Chairman Chairman and Director Vice Chairman Vice Chairman Vice Chairman

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
BlackRock International
Holdings, Inc.
BlackRock International, Ltd.
BlackRock Investment
Management (Australia) Limited
BlackRock Investment
Management International
Limited
BlackRock Investment
Management, LLC
BlackRock Investment
Management (UK) Limited
BlackRock Jersey Holdco Limited
BlackRock Lux Finco S.a r.l.
BlackRock Operations
(Luxembourg) S.a r.l.
BlackRock Portfolio Holdings, Inc.
BlackRock Portfolio Investments,
LLC
BlackRock UK 1 LP
BlackRock US Newco, Inc.
Grosvenor Ventures Limited
Grosvenor Alternate Partner
Limited
State Street Research &
Management Company
SSRM Holdings, Inc.	Vice Chairman

Chairman and Director
Director

Chairman and Director

Vice Chairman

Director

Director
Vice Chairman
Vice Chairman

Vice Chairman
Vice Chairman

Vice Chairman
Vice Chairman
Director
Director

Vice Chairman

Vice Chairman

The Boston Company Asset Management, LLC

The Boston Company Asset Management, LLC ("The Boston Company") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of The Boston Company is 1 Boston Place, Boston, Massachusetts 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Corey Griffin Director, Chairman	Bank of New York Mellon TBC General Partner, LLC Standish Mellon Asset Management, LLC	Senior Vice President Director, President Member

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Phillip N. Maisano Manager	Dreyfus Corporation Founders Asset Management LLC Franklin Portfolio Associates, LLC Mellon Capital Management Corp. Newton Management Limited Standish Mellon Asset Management Company LLC EACM Advisors LLC	CIO, Vice Chair and Director Member, Board of Managers Director Director Director Member, Board of Managers Chairman of Board

Ronald O'Hanley Chairman of the Board	EACM Advisors, LLC
MAM (DE) Trust
MAM (MA) Holdings Trust
Franklin Portfolio Holdings, LLC
Mellon Capital Management
Corporation
Bank of New York Mellon
Corporation
Pareto Investment Management
Limited
Standish Mellon Asset
Management Company LLC
	The Dreyfus Corporation	Board of Managers Trustee & President Trustee & President Director Director Vice Chairman, Executive Committee Non Executive Director Director Vice Chairman, Director

Edward Ladd Director	Standish Mellon Asset Management Company LLC	Manager

Scott E. Wennerholm Director	EACM Advisors, LLC Franklin Portfolio Holdings, LLC MAM (MA) Holdings Trust Mellon Capital Management Corporation Newton Management Limited Standish Mellon Asset Management Company LLC	Director Director Trustee Director Director Director

Delaware Management Company

Delaware Management Company, a series of Delaware Management Business Trust, ("DMC") is a sub-adviser for the Registrant's Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. The principal business address of DMC is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Patrick P. Coyne President	Delaware Investments Family of Funds Delaware Investments Lincoln National Investment Companies, Inc. Kaydon Corp.	Chairman, President and Chief Executive Officer Various executive capacities President Director

Michael J. Hogan Executive Vice President, Head of Equity Investments	Delaware Investments Family of Funds Delaware Investments Delaware Investment Advisers (a series of Delaware Management Business Trust)	Executive Vice President, Head of Equity Investments Various executive capacities Executive Vice President, Chief Investment Officer, Head of Equity Investments

John C.E. Campbell Executive Vice President, Global Marketing & Client Services	Delaware Investments	Various executive capacities

Philip N. Russo Executive Vice President, Chief Administrative Officer	Delaware Investments	Various executive capacities

See Yeng Quek Executive Vice President, Managing Director, Chief Investment Officer— Fixed Income	Delaware Investments Family of Funds Delaware Investments Lincoln National Investment Companies, Inc. HYPPCO Finance Company Ltd.	Executive Vice President, Managing Director—Fixed Income Various executive capacities Executive Vice President, Managing Director, Chief Investment Officer—Fixed Income Director, Trustee

Douglas L. Anderson Senior Vice President, Operations	Delaware Investments	Various executive capacities

Marshall T. Bassett Senior Vice President, Chief Investment Officer— Emerging Growth Equity	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Chief Investment Officer—Emerging Growth Equity Various executive capacities

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Joseph R. Baxter Senior Vice President, Head of Municipal Bond Investments	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Head of Municipal Bond Investments Various executive capacities

Christopher S. Beck Senior Vice President, Senior Portfolio Manager	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager Similar capacities as positions with the Adviser

Michael P. Buckley Senior Vice President, Director of Municipal Research	Delaware Investments Family of Funds Delaware Investments	Senior Vice President/Director of Municipal Research Various executive capacities

Stephen J. Busch Senior Vice President/Investment Accounting	Delaware Investments	Various executive capacities

Michael F. Capuzzi Senior Vice President— Investment Systems	Delaware Investments Family of Funds Delaware Investments	Senior Vice President— Investment Systems Various executive capacities

Lui-Er Chen Senior Vice President, Senior Portfolio Manager, Chief Investment Officer— Emerging Markets	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager, Chief Investment Officer—Emerging Markets Various executive capacities

Thomas H. Chow Senior Vice President, Senior Portfolio Manager	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager Various executive capacities

Robert F. Collins Senior Vice President, Senior Portfolio Manager	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager Various executive capacities

Stephen J. Czepiel Senior Vice President, Portfolio Manager, Senior Municipal Bond Trader	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Municipal Bond Trader Various executive capacities

Chuck M. Devereux Senior Vice President, Senior Research Analyst	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Research Analyst Various executive capacities

Roger A. Early Senior Vice President, Senior Portfolio Manager	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager Various executive capacities

James A. Forant Senior Vice President, Director—Technical Services	Delaware Investments	Various executive capacities

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stuart M. George Senior Vice President, Head of Equity Trading	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Head of Equity Trading Various executive capacities

Paul Grillo Senior Vice President, Senior Portfolio Manager	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager Various executive capacities

William F. Keelan Senior Vice President, Director of Quantitative Research	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Director of Quantitative Research Various executive capacities

Kevin P. Loome Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments Various executive capacities

Francis X. Morris Senior Vice President, Chief Investment Officer— Core Equity	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Chief Investment Officer—Core Equity Various executive capacities

Brian L. Murray, Jr. Senior Vice President, Chief Compliance Officer	Delaware Investments Family of Funds Delaware Investments Lincoln National Investment Companies, Inc.	Senior Vice President, Chief Compliance Officer Various executive capacities Senior Vice President, Chief Compliance Officer

Susan L. Natalini Senior Vice President, Marketing & Shares Services	Delaware Investments	Various executive capacities

D. Tysen Nutt Senior Vice President, Chief Investment Officer— Large Cap Value Equity	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Chief Investment Officer—Large Cap Value Various executive capacities

David P. O'Connor Senior Vice President, Strategic Investment Relationships and Initiatives, General Counsel	Delaware Investments Family of Funds Delaware Investments Optimum Fund Trust Lincoln National Investment Companies, Inc.	Senior Vice President, Strategic
Investment Relationships and
Initiatives, General Counsel
Various executive capacities

Senior Vice President, Strategic
Investment Relationships and
Initiatives, General Counsel,
Chief Legal Officer
Senior Vice President, Strategic
Investment Relationships and
Initiatives, General Counsel,
Chief Legal Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Philip R. Perkins Senior Vice President, Senior Portfolio Manager	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager Various executive capacities

Richard Salus Senior Vice President, Chief Financial Officer	Delaware Investments Family of Funds Delaware Investments Lincoln National Investment Companies, Inc. Optimum Fund Trust	Senior Vice President, Chief Financial Officer Various executive capacities Senior Vice President, Controller, Treasurer Senior Vice President, Chief Financial Officer

Jeffrey S. Van Harte Senior Vice President, Chief Investment Officer— Focus Growth Equity	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Chief Investment Officer—Focus Growth Equity Various executive capacities

Babak Zenouzi Senior Vice President, Senior Portfolio Manager	Delaware Investments Family of Funds Delaware Investments	Senior Vice President, Senior Portfolio Manager Various executive capacities

Deutsche Investment Management Americas Inc.

Deutsche Investment Management Americas Inc. ("Deutsche") is a sub-adviser for the Registrant's Real Return Plus Fund. The principal business address of Deutsche is 345 Park Avenue, New York, New York 10154. Deutsche is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Mark Cullen Executive Vice President	Gordian Knot Ltd. Sigma Finance Corp.	Board of Directors (resigned in November 2007) Board of Directors (resigned in November 2007)

Enhanced Investment Technologies, LLC

Enhanced Investment Technologies, LLC ("INTECH") is a sub-adviser for the Registrant's Large Cap Diversified, Large Cap and Large Cap Disciplined Equity Funds. The principal business address of INTECH is 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410. INTECH is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of INTECH has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

First Quadrant, L.P.

First Quadrant, L.P. ("First Quadrant") is a sub-adviser for the Registrant's Real Return Plus Fund. The principal business address of First Quadrant is 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101. First Quadrant is a registered investment adviser under the Advisers Act.

First Quadrant's general partner, Affiliated Managers Group, Inc. ("AMG"), located at 600 Hale Street, Prides Crossing, MA 01965, holds an equity interest in 28 other affiliates. First Quadrant's only business relationship with any of these affiliates is with Managers Group LLC ("MIG"), and Affiliated Managers Group PTY Ltd. ("AMG Pty Ltd."). With respect to MIG, First Quadrant serves as sub-adviser to a series of mutual funds advised by MIG and is party to an investment adviser servicing agreement and sub-advisory marketing agreement with MIG. With respect to AMG Pty Ltd., First Quadrant is party to a client service/marketing agreement with AMG Pty Ltd.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Max Darnell Partner and Chief Investment Officer	FQN Management, LLC	President (business closed December 2007)

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. ("GSAM") is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of GSAM is 32 Old Slip, New York, New York 10005. GSAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John S.Weinberg Managing Director	The Goldman Sachs Group, Inc. Goldman, Sachs & Co	Vice Chairman Managing Director

Lloyd C. Blankfein Managing Director	The Goldman Sachs Group, Inc. Goldman, Sachs & Co	Chairman, Chief Executive Officer and Director Managing Director

Highland Capital Management, L.P.

Highland Capital Management, L.P. ("Highland Capital") is a sub-adviser for the Registrant's Enhanced LIBOR Opportunities Fund. The principal business address of Highland Capital is 13455 Noel Road, Suite 800, Dallas, Texas 75240. Highland Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Mark Okada Co-Founder and Chief Investment Officer	Highland Capital Management Services, Inc. NexBank Capital, Inc. Prospect Management Advisors, L.P. Prospect Securities, L.P. Highland Capital Management Europe, Limited	Executive Vice President Director Partner Partner Director

ING Investment Management Advisors, B.V.

ING Investment Management Advisors, B.V. ("IIMA") is a sub-adviser for the Registrant's Emerging Markets Debt Fund. The principal address for IIMA is Prinses Beatrixlaan 15, The Hague, The Netherlands, 2595 AK. ING Investment Management Advisors, B.V. is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Merel Van Vroonhoven Officer	Various subsidiaries of ING Investment Management Company Europe	Officer

Gilbert Van Hassel Officer	Various subsidiaries of ING Investment Management Co.	Officer

Jonathan T. Atack Officer	Various subsidiaries of ING Investment Management Co.	Officer

Jan G.S. Straatman Officer	Various subsidiaries of ING Investment Management Co.	Officer

Michael Van Elk Officer	Various subsidiaries of ING Investment Management Co.	Officer

Gorky Urquieta Portfolio Manager	ING Investment Management Co.	Portfolio Manager

Daniel Eustaquio Portfolio Manager	ING Investment Management Co.	Portfolio Manager

ING Investment Management Co.

ING Investment Management Co. ("ING IM") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of ING IM is 230 Park Avenue, 13th Floor, New York, New York 10169. ING IM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of ING IM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Small Cap Funds. The principal business address of Integrity is 401 West Main Street, Suite 2100, Louisville, Kentucky 40202. Integrity is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Matthew G. Bevin Chief Executive Officer & Principal	INVESCO—National Asset Management	(2001 – 2002) Director of Product Management

Daniel G. Bandi CFA, Chief Investment Officer, Value Equities & Principal	National City Investment Management, Co.	(1998 – 2003) Managing Director of Equity Investment

Daniel J. DeMonica CFA, Senior Portfolio Manager & Principal	National City Investment Management, Co.	(2001 – 2003) Portfolio Manager

Adam I. Friedman Senior Portfolio Manager & Principal	National City Investment Management, Co.	(1998 – 2003) Senior Portfolio Manager

William H. McNett CFA, Senior Portfolio Manager & Principal	Turner Investments	(1999 – 2003) Principal/ Client Service

Janus Capital Management LLC

Janus Capital Management LLC ("Janus") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206. Janus is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robin C. Beery Chief Marketing Officer and Executive Vice President	Janus Capital Group Inc. Janus Services LLC Janus Distributors LLC Enhanced Investment Technologies, LLC	Chief Marketing Officer and Executive Vice President Executive Vice President Executive Vice President Working Director

Gary D. Black Chief Executive Officer	Janus Capital Group Inc. Janus Management Holdings Corp. Janus Services LLC Janus Distributors LLC Bay Isle Financial LLC Enhanced Investment Technologies, LLC	Chief Executive Officer and Director Director and President Executive Vice President Executive Vice President President Working Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Daniel P. Charles Senior Vice President and Managing Director of JanusIntech Institutional Asset Management	Janus Services LLC Janus Distributors LLC Enhanced Investment Technologies, LLC	Senior Vice President and Managing Director of JanusIntech Institutional Asset Management Senior Vice President and Managing Director of JanusIntech Institutional Asset Management Working Director

Jonathan D. Coleman Executive Vice President and Co-Chief Investment Officer	—	—

Gregory A. Frost Executive Vice President and Chief Financial Officer	Janus Capital Group Inc.
Janus Capital Asia Limited
Janus Capital International
Limited
Janus Holdings Corporation
Janus International Holding
LLC
Janus Management Holdings
Corp.
Janus Services LLC

Bay Isle Financial LLC

Berger Financial Group
Capital Group Partners, Inc.

Enhanced Investment
Technologies, LLC
Janus Distributors LLC

Janus Capital Singapore Pte.
Limited	Executive Vice President and
Chief Financial Officer
Director
Director
Senior Vice President, Controller
and Director
Executive Vice President,
Controller and Director
Executive Vice President, Chief
Financial Officer and Director
Executive Vice President and
Chief Financial Officer
Executive Vice President and
Chief Financial Officer
Vice President
Executive Vice President, Chief
Financial Officer and Director
Vice President and Working
Director
Chief Financial Officer and
Executive Vice President
Director

Scott S. Grace Senior Vice President	Janus Capital Group, Inc. Janus Management Holdings Corp. Capital Group Partners, Inc.	Senior Vice President Senior Vice President Senior Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Heidi W. Hardin General Counsel and Senior Vice President	Janus Services, LLC Janus Distributors LLC General Counsel and Senior Vice	President General Counsel and Senior Vice President

Kelley Abbott Howes Chief Administrative Officer, Executive Vice President and General Counsel	Janus Capital Group Inc. Janus Management Holdings Corp. Capital Group Partners, Inc. Enhanced Investment Technologies, LLC Janus Distributors LLC Chief Administrative Officer,
Executive Vice President and
General Counsel
Chief Administrative Officer,
Executive Vice President,
General Counsel and Director
Director
Vice President

Chief Administrative Officer and
Executive Vice President

David R. Kowalski Chief Compliance Officer and Senior Vice President	Janus Services LLC Janus Distributors LLC Bay Isle Financial LLC Enhanced Investment Technologies, LLC	Chief Compliance Officer and Senior Vice President Chief Compliance Officer and Senior Vice President Chief Compliance Officer Vice President

Dominic C. Martellaro Executive Vice President	Janus Capital Group Inc. Janus Distributors LLC Janus Capital Funds Plc Janus Capital Trust Manager Limited Janus Services LLC	Executive Vice President President Director Director Executive Vice President

Gibson Smith Executive Vice President and Co-Chief Investment Officer	Janus Services LLC Janus Distributors LLC	Executive Vice President Executive Vice President

J.P. Morgan Investment Management, Inc.

J. P. Morgan Investment Management, Inc. ("JPMIM") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of JPMIM is 245 Park Avenue, New York, New York 10167. JPMIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Evelyn V. Guernsey President, Director, Managing Director	JPMorgan Investment Advisors Inc.	Chairperson, President and CEO

Joseph K. Azelby Head of Real Estate, Managing Director	—	—

Clive Brown Director, Managing Director Head of International Business	—	—

Seth P. Bernstein Global Head of Fixed Income, Managing Director	—	—

Martin R. Porter Global Head of Equities Managing Director	—	—

Scott E. Richter Vice President	—	—

John H. Hunt Director, Managing Director	—	—

Richard T. Madsen Director, Managing Director	—	—

Joseph J. Bertini Chief Compliance Officer	—	—

George C.W. Gatch Director, Managing Director	J.P. Morgan Funds	CEO and President

Paul A. Quinsee Director, Managing Director	—	—

Lawrence M. Unrein Head of Private Equity and Hedge Funds Director, Managing Director	—	—

Lee Munder Investments, Ltd.

Lee Munder Investments, Ltd. ("LMIL") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Small Cap Funds. The principal business address of LMIL is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMIL is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Lee Munder Chairman	—	—

Kenneth Swan President & C.O.O.	—	—

Robert A. Smith Partner	Castanea Partners, Inc The Neiman Marcus Group	Co-Founder and Managing Director Vice Chairman of the Board of Directors

Andrew L. Beja Portfolio Manager	—	—

R. Todd Vingers Portfolio Manager	—	—

Jeffrey Davis C.I.O.	Rockefeller & Co Berklee School of Music International House-NYC	C.I.O. Board of Trustees Board of Trustees

Joseph F. Tower III Chief Financial Officer, Chief Compliance Officer	Mellon Financial Corporation	Vice President

Legg Mason Capital Management, Inc.

Legg Mason Capital Management, Inc. ("LMCM") is a sub-adviser for the Registrant's Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. The principal business address of LMCM is 100 Light Street, Baltimore, Maryland 21202. LMCM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Bill Miller, CFA Chairman and Chief Investment Officer	LMM, LLC	Managing Member

Jennifer Murphy, CFA Chief Financial Officer	LMM, LLC	Chief Operations Officer

Los Angeles Capital Management and Equity Research, Inc.

Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of LA Capital is 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025. LA Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LA Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

LSV Asset Management

LSV Asset Management ("LSV") is a sub-adviser for the Registrant's Small/Mid Cap Equity, Small Cap and Large Cap Funds. The principal business address of LSV is 1 N. Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
SEI Funds, Inc. General Partner	—	—

Josef Lakonishok Partner, CEO, Portfolio Manager	University of Illinois	Professor of Finance

Robert Vishny Partner	—	—

Menno Vermeulen, CFA Partner, Portfolio Manager	—	—

Christopher J. LaCroix Partner, Managing Director of Business Development	—	—

Tremaine Atkinson Partner, Chief Operating Officer, Chief Compliance Officer	—	—

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. ("Martingale") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Small Cap Funds. The principal business address of Martingale is 222 Berkeley Street, Boston, Massachusetts 02116. Martingale is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Martingale Asset Management Corporation (MAM) General Partner	—	—

Patricia J. O'Connor CAA, COO, Executive Vice President, Limited Partner	Martingale Asset Management Corporation	Treasurer, Director, Shareholder

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
William Edward Jacques CIO, Executive Vice President, Portfolio Manager, Limited Partner	Martingale Asset Management Corporation Jacques Family Partners L.P.	Director, Shareholder Managing Partner

Alan J. Strassman Chairman, Limited Partner	Martingale Asset Management Corporation Museum of Fine Arts Boston Boston Foundation for Sight WGBH Foundation School of Museum of Fine Arts, Boston	Director, Chairman, Shareholder Trustee Trustee Trustee Honorary Life Governor (no vote)

Arnold Seton Wood President, Limited Partner	Martingale Asset Management Corporation The Adam R. Wood Trust – 2003 The Esther P. Wood Trust – 2003 The Arnold S. Wood, III Trust – 2003 Research Foundation of CFA Institute	Director, Shareholder Trustee Trustee Trustee Trustee

Samuel Nathans, CFA Senior Vice President, Senior Portfolio Manager, Limited Partner	—	—

Thomas A. Cosmer CFA, Executive Vice President and Limited Partner	—	—

Jill G. Brogan Vice President and Limited Partner	The Professional Association for Investment Communication Resources	President (Voluntary)

Guy A. Skaggs Senior Vice President, Portfolio Manager and Limited Partner	—	—

Elizabeth F. Davis Vice President and Limited Partner	—	—

James M. Eysenbach, CFA, Senior Vice President, Investment Portfolio Manager, Director of Research and Limited Partner	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ellen M. Kelly Senior Vice President and Limited Partner	—	—

Jean Roukounakis Senior Portfolio Administrator, Limited Partner	—	—

Mazama Capital Management, Inc.

Mazama Capital Management, Inc. ("Mazama") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Mazama is One SW Columbia Street, Suite 1500, Portland, Oregon 97258. Mazama is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ronald Adair Sauer President, Chairman and Chief Investment Officer	—	—

Helen McDonald Degener Director and Strategic Advisor	The Mathes Company	VP and Portfolio Manager

Jill Ronne Collins Director and Strategic Advisor	—	—

Brian Paul Alfrey Director, Executive Vice President and Chief Operating Officer	—	—

Stephen Charles Brink Director and Strategic Advisor	—	—

Donald J. Klotter Senior Vice President, Marketing & Client Service	—	—

Shannon M. Lynch Chief Compliance Officer	—	—

McKinley Capital Management, Inc.

McKinley Capital Management, Inc. ("McKinley Capital") is a sub-adviser for the Registrant's Small Cap, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of McKinley Capital is 3301 C Street, Suite 500, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of McKinley Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC ("MetWest") is a sub-adviser for the Registrant's Long Duration, Extended Duration and Core Fixed Income Funds. The principal business address of MetWest is 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025. MetWest is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Scott Dubchansky Managing Director	Metropolitan West Funds West Gate Advisors, LLC Metropolitan West Asset Management Distributors, LLC	Chairman of the Board of Trustees, CEO, President Managing Director CEO

Tad Rivelle Chief Investment Officer, Managing Director	West Gate Advisors, LLC	Chief Investment Officer, Managing Director

Laird Landmann President Portfolio Manager, Managing Director	West Gate Advisors, LLC	President, Portfolio Manager, Partner, Managing Director

David Lippman Chief Executive Officer, Managing Director	West Gate Advisors, LLC	Chief Executive Officer, Managing Director

Stephen Kane Portfolio Manager, Managing Director	West Gate Advisors, LLC	Portfolio Manager, Managing Director

A. Christopher Scibelli Director of Marketing, Managing Director	West Gate Advisors, LLC	Director of Marketing, Managing Director

Patrick A. Moore Director of Client Services, Managing Director	West Gate Advisors, LLC	Director of Client Services

Joseph D. Hattesohl Chief Financial Officer, Managing Director	West Gate Advisors, LLC Metropolitan West Funds Metropolitan West Asset Management Distributors, LLC	Chief Financial Officer Treasurer, Chief Financial Officer President

Cal Rivelle Chief Operating Officer	West Gate Advisors, LLC	Chief Operating Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
George P. Ristic Chief Technology Officer	West Gate Advisors, LLC	Chief Technology Officer

Bryan Whalen Specialist Portfolio Manager, Managing Director	West Gate Advisors, LLC	Specialist Portfolio Manager

Mitchell Flack Specialist Portfolio Manager, Managing Director	West Gate Advisors, LLC	Specialist Portfolio Manager

Keith T. Kirk Chief Compliance Officer Metropolitan West Asset	Management Distributors, LLC	Chief Compliance Officer

Montag & Caldwell, Inc.

Montag & Caldwell, Inc. ("Montag & Caldwell") is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of Montag & Caldwell is 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-3248. Montag & Caldwell is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ronald E. Canakaris, CFA Chairman, President and CIO; Board of Directors	—	—

Sarah Anne Cecil Russell Board of Directors	ABN AMRO Asset Management Holding, NV	Global CEO

William A. Vogel, CFA CEO, Board of Directors	—	—

Rebecca M. Keister, CFA, CIPM Executive Vice President, Chief Compliance Officer, Corporate Secretary	—	—

Janet B. Bunch, CFA Executive Vice President, Board of Directors	—	—

Brian W. Stahl Vice President, Treasurer	—	—

Grover C. Maxwell III, CFA Executive Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Thomas Leavitt III Board of Directors	Fortis Investments	Head of Marketing

Sandra M. Barker CFA Vice President	—	—

Carol K. Burns Vice President	—	—

Dean C. Christians CMT Assistant Vice President	—	—

James L. Deming, CFA Vice President	—	—

Helen M. Donahue CFA Vice President	—	—

Marcia C. Dubs Vice President	—	—

James M. Francis IV Assistant Vice President	—	—

C. Jefferson Hagood CFA Vice President	—	—

Mark C. Hayes CFA Vice President	—	—

Andrew W. Jung, CFA Vice President	—	—

William E. Long III Vice President	—	—

Charles E. Markwalter CFA Vice President	—	—

Kurt T. Momand CFA Vice President	—	—

Michael A. Nadal Vice President	—	—

George M. Northrop Vice President	—	—

Carla T. Phillips Vice President	—	—

Katherine E. Ryan Assistant Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Debbie J. Thomas Vice President	—	—

M. Scott Thompson, CFA Vice President	—	—

David L. Watson, CFA Vice President	—	—

John S. Whitney III Vice President	—	—

Neuberger Berman Management Inc.

Neuberger Berman Management Inc. ("NBMI") is a sub-adviser for the Registrant's Small Cap Fund. The principal business address of NBMI is 605 Third Avenue, New York, New York 10158. NBMI is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robert Conti Senior Vice President	Neuberger Berman, LLC
Neuberger Berman Income Funds
Neuberger Berman Equity Funds
Neuberger Berman Advisers
Management Trust
Neuberger Berman Intermediate
Municipal Fund Inc.
Neuberger Berman New York
Intermediate Municipal
Fund Inc.
Neuberger Berman California
Intermediate Municipal
Fund Inc.
Neuberger Berman Realty Income
Fund Inc.
Neuberger Berman Income
Opportunity Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.
Neuberger Berman Dividend
Advantage Fund Inc.
Neuberger Berman Institutional
Liquidity Series
Lehman Brothers Institutional
Liquidity Series
Institutional Liquidity Trust
Lehman Brothers Reserve
Liquidity Series	Senior Vice President
Vice President
Vice President
Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President
Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Joseph Arnato Director	Neuberger Berman, LLC	Chief Executive Officer

Peter E. Sundman President and Director	Neuberger Berman, LLC
Neuberger Berman Inc.
Neuberger Berman Income Funds

Neuberger Berman Advisers
Management Trust
Neuberger Berman Equity Funds

Neuberger Berman Intermediate
Municipal Fund Inc.
Neuberger Berman New York
Intermediate Municipal
Fund Inc.
Neuberger Berman California
Intermediate Municipal
Fund Inc.
Neuberger Berman Realty Income
Fund Inc.
Neuberger Berman Income
Opportunity Fund Inc.
Neuberger Berman Real Estate
Securities Income Fund Inc.
Neuberger Berman Dividend
Advantage Fund Inc.
Neuberger Berman Institutional
Liquidity Series
Lehman Brothers Institutional
Liquidity Series
Institutional Liquidity Trust

Lehman Brothers Reserve
Liquidity Series	Managing Director
Executive Vice President
Chairman of the Board, Chief
Executive Officer and Trustee
Chairman of the Board, Chief
Executive Officer and Trustee
Chairman of the Board, Chief
Executive Officer and Trustee
Chairman of the Board, Chief
Executive Officer and Director
Chairman of the Board, Chief
Executive Officer and Director

Chairman of the Board, Chief
Executive Officer and Director

Chairman of the Board, Chief
Executive Officer and Director
Chairman of the Board, Chief
Executive Officer and Director
Chairman of the Board, Chief
Executive Officer and Director
Chairman of the Board, Chief
Executive Officer and Director
Chairman of the Board, Chief
Executive Officer and Trustee
Chairman of the Board, Chief
Executive Officer and Trustee
Chairman of the Board, Chief
Executive Officer and Trustee
Chairman of the Board, Chief
Executive Officer and Trustee

Nomura Corporate Research and Asset Management Inc.

Nomura Corporate Research and Asset Management Inc. ("NCRAM") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of NCRAM is Two World Financial Center, Building B, 18th Floor, New York, New York 10281-1198. NCRAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robert Levine President, CEO and Board Member	Nomura Holding America Inc.	Executive Managing Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
David Mair Findlay Executive Managing Director, Board Member, Chief Legal Officer	Nomura Holding America Inc. Nomura Securities International, Inc.	Chief Legal Officer, Board Member, Executive Managing Director Chief Legal Officer, Board Member, Executive Managing Director

Shigesuke Kashiwagi Board Member	Nomura Holding America Inc. Nomura Securities International, Inc. Nomura Funds Research and Technologies America, Inc.	President, Chief Executive Officer and Board Member Chief Executive Officer and Board Member Board Member

David O. Crall Managing Director	—	—

Stephen S. Kotsen Director	—	—

Amy Yu Director	—	—

Oppenheimer Capital LLC

Oppenheimer Capital LLC ("Oppenheimer Capital") is a sub-adviser for the Registrant's Small Cap Fund. The principal business address of Oppenheimer Capital is 1345 Avenue of the Americas, New York, New York 10105. Oppenheimer Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Taegan Goddard Managing Director and Chief Operating Officer	—	—

Robert Hausler Managing Director and Director of Marketing	—	—

Bruce Koepfgen Managing Director and Chief Executive Officer	Allianz Global Investors Management Partners Allianz Global Investors Fund Management LLC OpCap Advisors LLC Thermo Fisher Scientific Inc. Liberty Lane Acquisition Corporation	co-Chief Executive Officer and Member of the Management Board Member of the Management Board Member of the Management Board Board Member Board Member

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Young Lee Chief Legal Officer	Allianz Global Investors of America L.P.	Senior Vice President and Attorney

Gary McAnly Managing Director and Head of Trading	—	—

Nancy Morris Chief Compliance Officer	Allianz Alternative Asset Management U.S. LLC Allianz Global Investors of America L.P.	Chief Compliance Officer Executive Vice President and Head of Compliance

Geoffrey Mullen Managing Director and Director of Sales	Allianz Global Investors Management Partners Town of Fairfield, CT Police and Fire Retirement System	Head of Business Development Trustee (through December 2008)

Michael Puntoriero Chief Financial Officer	MetroPark USA, Inc.
Allianz Global Investors
Advertising Agency Inc.
Allianz Global Investors of
America LLC
Allianz Global Investors of
America L.P.
Allianz Global Investors of
America Holdings Inc.
Allianz Global Investors
Distributors LLC
Allianz Global Investors Fund
Management LLC
Allianz Global Investors Managed
Accounts LLC
Allianz Global Investors NY
Holdings LLC
Allianz Global Investors Solutions
LLC
Allianz Global Investors
Management Partners LLC
Allianz Global Investors U.S.
Holding LLC
Allianz Global Investors U.S.
Retail LLC
Allianz-PacLife Partners LLC
Alpha Vision LLC
Alpha Vision Capital Advisors
LLC	Director
Chief Financial Officer
Managing Director and Chief
Financial Officer
Managing Director and Chief
Financial Officer
Chief Financial Officer
Managing Director
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Managing Director and Chief
Financial Officer
Chief Financial Officer
Managing Director and Chief
Financial Officer
Managing Director and Chief
Financial Officer
Chief Financial Officer
Chief Financial Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Alpha Vision Capital
Management LLC
NFJ Investment Group L.P.
NFJ Management Inc.
Nicholas-Applegate Capital
Management LLC
Nicholas-Applegate Holdings
LLC
OpCap Advisors LLC
Oppenheimer Group, Inc.
Pacific Investment Management
Company LLC
PIMCO Australia Pty Ltd.
PIMCO Canada Holding LLC
PIMCO Canada Management Inc.
PIMCO Canada Corp.
PIMCO Europe Limited
PIMCO Global Advisors LLC
PIMCO Global Advisors
(Resources) Limited
PIMCO Japan Ltd.
StocksPLUS Management, Inc.
Vision Holdings LLC	Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Director and Chief Financial Officer
Chief Financial Officer
Chief Financial Officer
Chief Financial Officer

Mary Ann Schreiber Managing Director and Director of Client Services	Allianz Global Investors Management Partners	Director of Client Services

Gerald Thunelius Senior Vice President and Head of Fixed Income	—	—

Horacio Valeiras Managing Director and Chief Investment Officer	Allianz Global Investors Management Partners Nicholas-Applegate Institutional Funds Nicholas-Applegate Capital Management LLC Nicholas-Applegate Securities LLC The Bishops School San Diego Rowing Club	Chief Investment Officer and Member of the Management Board President and Trustee Managing Director and Chief Investment Officer Managing Director and Chief Investment Officer Director Director

PanAgora Asset Management, Inc.

PanAgora Asset Management, Inc. ("PanAgora") is a sub-adviser for the Registrant's Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. The principal business address of PanAgora is 260 Franklin Street, 22nd Floor, Boston, Massachusetts 02110. PanAgora is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of PanAgora has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Principal Global Investors, LLC

Principal Global Investors, LLC ("PGI") is a sub-adviser for the Registrant's International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of PGI is 801 Grand Avenue, Des Moines, Iowa 50392. PGI is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of PGI has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a sub-adviser for the Registrant's International Equity, World Equity Ex-US, Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and Screened World Equity Ex-US Funds. The principal business address of QMA is Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102. QMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ronald K. Andrews Manager	Jennison Associates LLC Prudential Investments LLC Prudential Annuities Advisory Services, Inc.	Director Senior Vice President Senior Vice President

Dennis Kass Manager and Chairman	Jennison Associates LLC Prudential Investment Management, Inc	Chairman & CEO Senior Managing Director, Director and Vice President

Timothy J. Knierim Manager	Jennison Associates LLC PIM Warehouse, Inc. Prumerica Financial Asia Limited Residential Information Services, Inc. Prudential Investment Management, Inc.	Director Assistant Secretary Corporate Secretary Vice President Vice President, Chief Compliance Officer

Kenneth Moore Manager, Vice President and Chief Financial Officer	The Prudential Insurance Company of America Prudential Investment Management, Inc. Jennison Associates LLC Prudential Trust Company	Vice President Vice President Executive Vice President and Treasurer Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Scott L. Hayward Manager and Chief Executive Officer	Jennison Associates LLC
Prudential Trust Company
The Prudential Insurance
Company of America
Pramerica Asset
Management, Inc. (now known
as Prudential Bache Asset
Management, Inc.
Prudential Investment
	Management, Inc.	Executive Vice President Director Vice President Director Vice President

Margaret S. Stumpp Manager, Vice President and Chief Investment Officer	Prudential Trust Company The Prudential Insurance Company of America Pramerica Asset Management, Inc. (now known as Prudential Bache Asset Management, Inc. Prudential Investment Management, Inc.	Vice President Vice President Vice President Vice President

Charles F. Lowrey Manager	Pramerica (GP) Limited
Pramerica (GP2) Limited
PIM Foreign Investments, Inc.
PIM Warehouse, Inc.
Prudential Investment
Management Services, LLC
Prudential Timber
Investments, Inc.
The Prudential Insurance
Company of America
Prudential Investment
Management, Inc.
PIM Investments, Inc.
PREI Acquisition I, Inc.
GRA (Bermuda) Limited
PGR Advisers I, Inc.	Director
Director
President
Chairman and Director
Executive Vice President

Director

Vice President

Chairman, Director and
President & CEO
Director
President
Director and Chairman
Director, Chairman and President

Record Currency Management Limited

Record Currency Management Limited ("RCM") is a sub-adviser for the Registrant's International Equity, World Equity Ex-US and Enhanced LIBOR Opportunities Funds. The principal business address of RCM is 1st Floor Morgan House, Madeira Walk, Windsor, Berkshire SL4 1EP United Kingdom. RCM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Neil Record—Chief Executive	NP Record Trustees Ltd
Record Fund Management Ltd
Record Group Services Ltd
Record Portfolio
Management Ltd
Record Treasury Management
(US) Ltd
RDF Productions Ltd
The Stoney Ware Resident
Association Ltd
Record Plc
Nuffield College Oxford
	MCS Oxford Ltd	Director Director Director Director Director Director Director Director Member, Investment Committee Governor and Director

Ian Harrison—Director	John Menzies Plc	Director

David Murphy—Director	Homes and Castles Ltd	Director

Leslie Hill—Managing Director	Record Plc Record Treasury Management (US) Ltd Suffolk House Management Ltd	Director Director

Bob Noyen—Managing Director	Record Plc	Director

Peter Wakefield—Managing Director	Record Plc	Director

Mike Timmins	Record plc Record Group Services Ltd Record Fund Management Ltd Record Portfolio Management Ltd Record Treasury Management (US) Ltd	Director Director Director Director Director

Cees Schrauwers—Non Executive Director	Record plc Alio Limited Brit Insurance Holdings plc CMGL Drive Assist UK Ltd Drive Assist Holdings Ltd George (London 2005) Ltd	Non Executive Director Chairman Director Chairman Chairman Chairman Chairman

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew Sykes—Non Executive Director	Record plc
Schroder Executor &
Trustee Company
JP Morgan Asian Investment
Trust Limited
Invista Foundation Property
Trust Limited
Schoder Exempt Property
Unit Trust
Absolute Return Trust Limited
Absolute Return Trust Limited
Smith And Williamson
Holdings Limited
MBIA UK Insurance Limited
Gulf International Bank
(UK) Limited
SVG Diamond Holdings Limited
Fauna & Flora International
Limited
	Andrew Sykes Limited	Non Executive Director Director Director Chairman Director Chairman Chairman Director Director Director Member Advisory Committee Director Director

Rexiter Capital Management Limited

Rexiter Capital Management Limited ("Rexiter") is a sub-adviser for the Registrant's Emerging Markets Equity and World Equity Ex-US Funds. The principal business address of Rexiter is 80 Cannon Street, London EC4N 6HL United Kingdom. Rexiter is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kenneth King Chairman	—	—

Helena Coles Director—Senior Investment Manager	—	—

Arzu Akkemik Director—Senior Investment Manager	—	—

Jamshed Desai Senior Investment Manager	—	—

Adrian Cowell Director—Senior Investment Manager	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Murray Davey Managing Director and CIO—Global Emerging Markets Senior Investment Manager	—	—

Guido Giammattei Investment Manager	—	—

Christopher James Director—Senior Investment Manager	—	—

Gavin MacLachlan Director—Chief Operating Officer and Company Secretary	—	—

John Marton Managing Director and CIO—Fixed Income Senior Investment Manager	—	—

Nicholas Payne Director—Senior Investment Manager	—	—

Christopher Vale Managing Director and CIO Asia— Senior Investment Manager	—	—

Joe Lyons Non-Executive Director	State Street Global Alliance (US)	Senior Principal

Jared Chase Non-Executive Director	State Street Global Alliance (US)	Chairman

Randy Carrigan Legal Counsel	State Street Global Alliance (US)	Legal Counsel

Guy Jackson Chief Compliance Officer	—	—

Jacqueline Angell Compliance	SSgA (US)	Compliance—Code of Ethics

Elizabeth Shea Compliance	SSgA (US)	Compliance—Code of Ethics

Andrew Letts Proxy Voting	SSgA (US)	Proxy Voting

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Sylvana Billings Chief Financial Officer	—	—

Robeco Investment Management Inc.

Robeco Investment Management Inc. ("Robeco") is a sub-adviser for the Registrant's Small Cap Fund. The principal business address of Robeco is 909 Third Avenue, New York, New York 10022. Robeco is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
William J. Kelly Chief Executive Officer	Robeco USA, Inc. Boston Partners Asset Management, LLC	Chief Executive Officer Chief Executive Officer

Roland Toppen Treasurer and Chief Financial Officer	Robeco USA, Inc. Robeco Institutional Asset Management, US	Treasurer and Chief Financial Officer Director

Jay Feeney Chief Investment Officer— Equities/Director of Research/Portfolio Manager	Robeco USA, Inc. Boston Partners Asset Management, LLC	Director of Research/Portfolio Manager Director of Research/Portfolio Manager

James Ramsay Head of Fixed Income	Pacific Investment Management Company, LLC	Senior Vice President/Consultant Relations

Paul Heathwood Head of Sales and Relationship Management	Robeco USA, Inc. Boston Partners Asset Management, Inc.	Head of Sales Managing Director/Sales

William G. Butterly Secretary and General Counsel	Robeco USA, Inc.	Secretary and General Counsel

Mary Ann Iudice Chief Compliance Officer	Robeco USA, Inc. Boston Partners Asset Management, LLC Robeco Institutional Asset Management, US Robeco Sage Capital Management	Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer Chief Compliance Officer

Mark Donovan Managing Committee Member	Boston Partners Asset Management, LLC	Senior Portfolio Manager

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Security Capital is 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603. Security Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Security Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward Loughlin Director & Senior Vice President	SEI Investments Company
SEI Investments Distribution
Company
SEI Investments Global Funds
Services
SEI Trust Company
SEI Investments Canada Company
SEI Global Services, Inc.
SEI Inc.
LSV Asset Management
SEI Investments (Asia), Limited
SEI Asset Korea, Co Ltd.
	SEI Canada Opportunities Limited	Executive Vice President Director Vice President Director Director Vice President Director Management Committee Director Director Director

N. Jeffrey Klauder Director, Senior Vice President & Assistant Secretary	SEI Investments Company SEI Trust Company SEI Insurance Group SIMC Holdings, LLC SEI Ventures Inc. SEI Investments Management Corporation Delaware, LLC SIMC Subsidiary LLC SEI Investments Development Inc.	General Counsel & Executive
Vice President, Assistant
Secretary
Director & Vice President
Director, Vice President &
Assistant Secretary
Manager
Vice President & Secretary
Vice President & Assistant
Secretary
Manager
Vice President & Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
SEI Investments Global Funds
Services
SEI Funds, Inc.
SEI Investments Inc.
SEI Global Capital Investments
Inc.
SEI Investments Global, Limited
SEI Investments—Global Fund
Services Limited
Larington Limited
SEI Advanced Capital
Management Inc.
SEI Primus Holding Corp.
SEI Global Services, Inc.
LSV Asset Management
SEI Private Trust Company
SEI Investments (Asia) Limited
SEI European Services Limited
U.K.
SEI Asset Korea, Co Ltd.
SEI Investments Canada
Company	Vice President & Assistant
Secretary
Vice President & Secretary
Vice President & Secretary
Vice President & Secretary
Director
Director
Director
Director, Vice President &
Secretary
Vice President & Assistant
Secretary
Director, Senior Vice President &
Assistant Secretary
Management Committe
Director & Vice President
Director
Director
Director
Director

Wayne Withrow Director & Senior Vice President	SEI Investments Company
SEI Investments Distribution
Company
SEI Investments Global (Cayman)
Limited
SEI Global Holdings (Cayman)
Inc.
SEI Investments Global
(Bermuda) Ltd.
SEI Global Services, Inc.
SEI Investments—Global Fund
	Services Limited	Executive Vice President Director Director Chairman of the Board & Chief Executive Officer Director, President Director, Senior Vice President Director

Joseph P. Ujobai Director & Senior Vice President	SEI Investments Company
SEI Global Investments Corp.
SEI Investments (Europe) Ltd.
SEI Investments—Unit Trust
Management (UK) Limited
SEI Global Nominee Ltd.
SEI Asset Korea, Co. Ltd.
SEI Investments (South Africa)
	Limited	Executive Vice President President Managing Director Director Director Director, Chairman of the Board Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investments Global, Limited SEI Investments Canada Company SEI Global Services, Inc. SEI Investments (Asia), Limited SEI European Services Limited U.K.	Director Director Senior Vice President Director Director

Chris Keogh Senior Vice President	SEI Investments Company SEI Franchise, Inc. SEI European Services Limited U.K.	Senior Vice President Director Director

Kathy Heilig Vice President & Treasurer	SEI Investments Company
SEI Insurance Group, Inc.
SEI Ventures, Inc.
SEI Investments Management
Corporation Delaware, LLC
SEI Investments Developments
Inc.
SEI Investments Global Funds
Services
SEI Funds, Inc.
SEI Investments, Inc.
SEI Global Investments Corp.
SEI Global Capital Investments,
Inc.
SEI Investments Global (Cayman)
Limited
SEI Investments Global Holdings
(Cayman) Inc
SEI Advanced Capital
Management, Inc.
SEI Primus Holding Corp.
SEI Global Services, Inc.
SEI Franchise, Inc.	Vice President, Controller &
Chief Accounting Officer
Vice President & Treasurer
Director, Vice President &
Treasurer
Manager, Vice President &
Treasurer
Director, Vice President &
Treasurer
Vice President & Treasurer
Director, Vice President &
Treasurer
Director, Vice President &
Treasurer
Director, Vice President &
Treasurer
Director, Vice President &
Treasurer
Vice President & Treasurer
Vice President, Assistant
Secretary & Treasurer
Director, Vice President &
Treasurer
Director, Vice President &
Treasurer
Treasurer
Vice President & Treasurer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company SIMC Holdings, LLC SIMC Subsidiary LLC SEI Investments Global Funds Services SEI Funds, Inc. SEI Investments Global (Bermuda) Ltd SEI Global Services, Inc. SEI Franchise, Inc.	Vice President & Assistant Secretary Manager Manager General Counsel, Vice President & Secretary Vice President Vice President Vice President & Assistant Secretary Assistant Secretary

Aaron Buser Vice President & Assistant Secretary	—	—

Lydia A. Gavalis Vice President & Assistant Secretary	SEI Investments Company SEI Investments (Europe) Ltd SEI Global Nominee Ltd SEI Investments—Unit Trust Management (UK) Limited	Vice President & Assistant Secretary Director Director Director

James Ndiaye Vice President & Assistant Secretary	SEI Investments Global Funds Services SEI Global Services, Inc.	Vice President & Assistant Secretary Vice President

Michael Pang Vice President & Assistant Secretary	SEI Investments Global Funds Services SEI Investments Global (Cayman) Limited SEI Global Holdings (Cayman) Inc SEI Global Services, Inc. SEI Funds, Inc.	Vice President & Assistant Secretary Director, Vice President & Secretary Vice President & Secretary Vice President & Assistant Secretary Vice President

Lauren Shank Vice President & Assistant Secretary	SEI Global Services, Inc.	Vice President & Assistant Secretary

Lori L. White Vice President & Assistant Secretary	SEI Investments Company SEI Investments Distribution Company SEI Investments Global Funds Services	Vice President & Assistant Secretary Vice President & Assistant Secretary Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stephanie Cavanagh Chief Compliance Officer	—	—

Kevin Barr President	SEI Investments Distribution Company SEI Global Services, Inc.	President & Chief Executive Officer Vice President

Michael Cagnina Vice President	—	—

David Campbell Vice President	SEI Investments Global Funds Services SEI Global Services, Inc.	Vice President Vice President

Al Chiaradonna Vice President	—	—

Richard Deak Vice President	SEI Investments Company SEI Investments Global Funds Services SEI Global Services, Inc.	Vice President & Assistant Secretary Vice President & Assistant Secretary General Counsel, Vice President & Secretary

Michael Farrell Vice President	SEI Investments Distribution Company SEI Franchise, Inc.	Vice President Vice President

Paul Klauder Vice President	SEI Global Services, Inc.	Vice President

James Martielli Vice President	—	—

John J. McCue Vice President	—	—

Dave McLaughlin Vice President	—	—

Carolyn McLaurin Vice President	—	—

Roger Messina Vice President	SEI Global Services, Inc.	Vice President

James Micelli Vice President	SEI Global Services, Inc.	Vice President

James V. Morris Vice President	SEI Global Services, Inc.	Vice President

Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Debra Phillips Vice President	—	—

Alison Saunders Vice President	SEI Global Services, Inc.	Vice President

John Scarpato Vice President	SEI Global Services, Inc. SEI Franchise, Inc. SEI Giving Fund	Vice President Vice President Director & President

Brandon Sharrett Vice President	SEI Global Services, Inc. SEI Investments Global Funds Services	Vice President Vice President

Sean Simko Vice President	—	—

James Smigiel Vice President	—	—

Greg Stahl Vice President	—	—

Raymond B. Webster Vice President	SEI Global Services, Inc.	Vice President

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. ("Smith Breeden") is a sub-adviser for the Registrant's International Equity and World Equity Ex-US Funds. The principal business address of Smith Breeden is 280 South Mangum Street, Suite 301, Durham, North Carolina 27701. Smith Breeden is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Daniel C. Dektar, Chief Investment Officer	—	—

Stephen A. Eason, CFA, Executive Vice President	Eason Energy, Inc.	President

Eugene Flood, Jr., Ph.D., Chief Executive Officer	College Retirement Equity Fund M.I.T's Sloan School of Management M.I.T's Economics Department	Trustee Member of Dean's Advisory Committee Member of Visiting Committee

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael J. Giarla, Chairman	Wyandotte Community
Corporation
Harrington Bank, FSB
Community First Financial Group
Inc.
Peninsula Banking Group
Self Help Ventures Fund
Duke University's Fuqua School
of Business
Durham Academy
Roxbury Latin School
	The Hill Center	Board member Chairman Director Director Board member Member of Board of Visitors Chairman of the Board Trustee Trustee

Stanley J. Kon, Ph.D., Director of Research	—	—

SSgA Funds Management, Inc.

SSgA Funds Management, Inc. ("SSgA FM") is a sub-adviser for the Registrant's Large Cap Index Fund. The principal business address of SSgA FM is One Lincoln St. Boston, Massachusetts 02111. SSgA FM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
James Edward Ross President & Director	State Street Global Advisors a division of State Street Bank and Trust Company	Senior Managing Director

Mark J. Duggan Chief Legal Officer and Director	State Street Global Advisors	Senior Managing Director and Deputy General Counsel

Tracy Atkinson Chief Compliance Officer	State Street Global Advisors	Senior Managing Director and Chief Compliance Officer

Thomas P. Kelly Treasurer	State Street Global Advisors	Senior Managing Director and Comptroller

Peter G. Leahy Director	State Street Corporation State Street Global Advisors	Executive Vice President Chief Product Officer and Senior Managing Director

Stone Harbor Investment Partners LP

Stone Harbor Investment Partners LP ("Stone Harbor") is a sub-adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, New York 10019. Stone Harbor is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Peter J. Wilby Chief Investment Officer/ Managing Member of General Partner	Stone Harbor Investment Funds	President

Thomas W. Brock Chief Executive Officer	Columbia Management Multi-Strategy Hedge Fund LLC BACAP Alternative Multi- Strategy Fund LLC Liberty All-Star Fund Liberty Growth Fund Stone Harbor Investment Funds	Director Director Director Director Chairman

James J. Dooley Chief Financial Officer	Stone Harbor Investment Funds	Treasurer and Chief Financial Officer

Jeffrey S. Scott Chief Compliance Officer	Stone Harbor Investment Funds	Chief Compliance Officer

Adam J. Shapiro General Counsel	Stone Harbor Investment Funds	Secretary and Anti-Money Laundering Officer

Wellington Management Company, LLP

Wellington Management Company, LLP ("Wellington Management") is a sub-adviser to the Registrant's Small Cap, Enhanced LIBOR Opportunities and Small/Mid Cap Equity Funds. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Wells Capital Management, Inc.

Wells Capital Management, Inc. ("Wells Capital") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Core Fixed Income Funds. The principal business address of Wells Capital is 525 Market Street, 10th Floor, San Francisco, California 94105. Wells Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wells Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Bruce D. Alberts Chief Financial Officer	—	—

Peter L. Bain Director	Legg Mason Capital
Management, Inc.
Batterymarch Financial
Management, Inc.
Brandywine Global Investment
Management, LLC
Brandywine Global Investment
Management (Asia) Pte Ltd.
Clearbridge Advisors, LLC
Clearbridge Asset
Management, Inc.
Global Currents Investment
Management, LLC
Legg Mason, Inc.
Barrett Associates, Inc.
Bartlett & Co.
Legg Mason Fund Adviser, Inc.
Legg Mason Canada
Holdings Ltd.
Legg Mason Funding Corp.
Legg Mason Global Asset
Allocation, LLC
Legg Mason Investment
Counsel, LLC
Legg Mason Partners Fund
Advisor, LLC
Legg Mason Real Estate
Investors, Inc.
Legg Mason Real Estate
Securities Advisors, Inc.
Legg Mason Realty Capital, Inc.
Legg Mason Realty Group, Inc.
Legg Mason Realty Partners, Inc.
Legg Mason Tower, Inc.
LMRC II, Inc.
LMRC Properties, Inc.
PCM Holdings I, Inc.	Director

Director

Manager

Director

Manager
Director

Manager

Senior Executive VP
Director
Director
Director
Director

Director
Manager

Manager

Manager

Director

Director

President and Director
President and Director
President and Director
President and Director
President and Director
President and Director
Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
PCM Holdings II, Inc.
Permal Asset Management, Inc.
Royce & Associates, LLC
Western Asset Management
Company Limited
Western Asset Management
Company Ltd (Tokyo)
Western Asset Management
Company Pty Ltd (Australia)
Western Asset Management (UK)
Holdings Limited
Western Asset Management
	Company Pte, Ltd (Singapore)	Director Director Manager Director Director Director Director Director

Jeffrey A. Nattans Director	Legg Mason, Inc.
Legg Mason International
Holdings, LLC
Western Asset Management
Company Limited
Western Asset Management
Company Ltd (Tokyo)
Western Asset Management
Company Pty Ltd (Australia)
Western Asset Management (UK)
Holdings Limited
Western Asset Management Pte,
	Ltd (Singapore)	Vice President Manager and Vice President Director Director Director Director Director

James W. Hirschmann III Director, CEO	Western Asset Management Company Ltd.	Director

Gavin L. James Director of Global Client Service and Marketing	—	—

Brett B. Canon Director of Risk Management and Operations	—	—

D. Daniel Fleet President	Western Asset Management
Company Limited
Western Asset Management
Company Ltd (Tokyo)
Western Asset Management
Company Pty Ltd (Australia)
Western Asset Management (UK)
Holdings Limited
Western Asset Management
	Company Pte, Ltd (Singapore)	Director Director Director Director Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Daniel E. Giddings Assistant Secretary	—	—

Dennis J. McNamara Director of Portfolio Operations	—	—

Charles A. Ruys de Perez Secretary, General Counsel and Head of Legal and Compliance	—	—

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a sub-adviser for the Core Fixed Income Fund. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael B. Zelouf Director, Head of London Operations	—	—

Peter L. Bain Director	Legg Mason Capital
Management, Inc.
Batterymarch Financial
Management, Inc.
Brandywine Global Investment
Management, LLC
Brandywine Global Investment
Management (Asia) Pte Ltd.
Clearbridge Advisors, LLC
Clearbridge Asset
Management, Inc.
Global Currents Investment
Management, LLC
Legg Mason, Inc.
Barrett Associates, Inc.
Bartlett & Co.
Legg Mason Fund Adviser, Inc.
Legg Mason Canada Holdings Ltd.
Legg Mason Funding Corp.
Legg Mason Global Asset
Allocation, LLC
Legg Mason Investment
	Counsel, LLC	Director Director Manager Director Manager Director Manager Senior Executive VP Director Director Director Director Director Manager Manager

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Legg Mason Partners Fund
Advisor, LLC
Legg Mason Real Estate
Investors, Inc.
Legg Mason Real Estate
Securities Advisors, Inc.
Legg Mason Realty Capital, Inc.
Legg Mason Realty Group, Inc.
Legg Mason Realty Partners, Inc.
Legg Mason Tower, Inc.
LMRC II, Inc.
LMRC Properties, Inc.
PCM Holdings I, Inc.
PCM Holdings II, Inc.
Permal Asset Management, Inc.
Royce & Associates, LLC
Western Asset Management
Company
Western Asset Management
Company Ltd (Tokyo)
Western Asset Management
Company Pty Ltd (Australia)
Western Asset Management (UK)
Holdings Limited
Western Asset Management
Company Pte, Ltd (Singapore)	Manager

Director

Director
President and Director
President and Director
President and Director
President and Director
President and Director
President and Director
Director
Director
Director
Manager
Director

Director

Director

Director

Director

Jeffrey A. Nattans Director	Legg Mason, Inc.
Legg Mason International
Holdings, LLC
Western Asset Management
Company
Western Asset Management
Company Ltd (Tokyo)
Western Asset Management
Company Pty Ltd (Australia)
Western Asset Management (UK)
Holdings Limited
Western Asset Management Pte,
	Ltd (Singapore)	Vice President Manager and Vice President Director Director Director Director Director

James W. Hirschmann III Managing Director	Western Asset Management Company	Director

Suzanne Taylor-King Finance Officer	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
D. Daniel Fleet President, Director	Western Asset Management Company Ltd (Tokyo) Western Asset Management Company Pty Ltd (Australia) Western Asset Management (UK) Holdings Limited Western Asset Management Company Pte, Ltd (Singapore)	Director Director Director Director

Item 27.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Tax Exempt Trust	December 3, 1982

SEI Institutional Managed Trust	January 22, 1987

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

Oak Associates Funds	February 27, 1998

CNI Charter Funds	April 1, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

Barclays Global Investors Funds	March 31, 2003

SEI Opportunity Fund, L.P.	October 1, 2003

The Arbitrage Funds	May 17, 2005

The Turner Funds	January 1, 2006

ProShares Trust	November 14, 2005

Community Reinvestment Act Qualified Investment Fund	January 8, 2007

SEI Alpha Strategy Portfolios, LP	June 29, 2007

TD Asset Management USA Funds	July 25, 2007

SEI Structured Credit Fund, LP	July 31, 2007

Wilshire Mutual Funds, Inc.	July 12, 2008

Wilshire Variable Insurance Trust	July 12, 2008

Forward Funds	August 14, 2008

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Office With Underwriter	Positions and Offices With Registrant
William M. Doran	Director	Trustee

Edward D. Loughlin	Director	—

Wayne M. Withrow	Director	—

Kevin Barr	President & Chief Executive Officer	—

Maxine Chou	Chief Financial Officer & Treasurer	—

Thomas Rodman	Chief Operations Officer	—

John C. Munch	General Counsel & Secretary	—

Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—

Mark J. Held	Senior Vice President	—

Lori L. White	Vice President & Assistant Secretary	—

John Coary	Vice President & Assistant Secretary	—

John Cronin	Vice President	—

Robert McCarthy	Vice President	—

Robert Silvestri	Vice President	—

Michael Farrell	Vice President	—

Item 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Money Managers:

Acadian Asset Management LLC
One Post Office Square
Boston, Massachusetts 02109

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

AlphaSimplex Group, LLC
One Cambridge Center
Cambridge, Massachusetts 02142

Analytic Investors, LLC
55 West Fifth Street
50th Floor
Los Angeles, California 90013

Ares Management LLC
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067

Aronson+Johnson+Ortiz, LP
230 South Broad Street
Twentieth Floor
Philadelphia, Pennsylvania 19102

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202

Ashmore Investment Management Limited
61 Aldwych
London WC2B 4AE
United Kingdom

AXA Rosenberg Investment Management LLC
4 Orinda Way
Building E
Orinda, California 94563

BlackRock Capital Management, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

The Boston Company Asset Management LLC
One Boston Place
Boston, Massachusetts 02108

Delaware Management Company
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, New York 10154

Enhanced Investment Technologies, LLC
2401 P.G.A. Boulevard
Suite 100
Palm Beach Gardens, Florida 33410

First Quadrant, L.P.
800 E. Colorado Boulevard
Suite 900
Pasadena, California 91101

Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, New York 10005

Highland Capital Management, L.P.
13455 Noel Road
Suite 800
Dallas, Texas 75240

ING Investment Management Advisors, B.V.
Prinses Beatrixlaan 15
2595 AK The Hague
The Netherlands

ING Investment Management Co.
230 Park Avenue, 13th Floor
New York, New York 10169

Integrity Asset Management, LLC
401 West Main Street
Suite 2100
Louisville, Kentucky 40202

Janus Capital Management, LLC
151 Detroit Street
Denver, Colorado 80206

J.P. Morgan Investment Management, Inc.
245 Park Avenue
New York, New York 10167

Lee Munder Investments, Ltd.
200 Clarendon Street, 28th Floor
Boston, Massachusetts 02116

Legg Mason Capital Management, Inc.
100 Light Street
Baltimore, Maryland 21202

Los Angeles Capital Management and Equity Research, Inc.
11150 Santa Monica Blvd.
Suite 200
Los Angeles, California 90025

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

Martingale Asset Management, L.P.
222 Berkeley Street
Boston, Massachusetts 02116

Mazama Capital Management, Inc.
One Southwest Columbia Street
Suite 1500
Portland, Oregon 97258

McKinley Capital Management Inc.
3301 C Street
Suite 500
Anchorage, Alaska 99503

Metropolitan West Asset Management LLC
11766 Wilshire Boulevard, Suite 1580
Los Angeles, California 90025

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, Georgia 30326-3248

Neuberger Berman Management Inc.
605 Third Avenue
New York, NY 10158

Nomura Corporate Research and Asset Management Inc.
2 World Financial Center
Building B, 18th Floor
New York, New York 10281-1198

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, New York 10105

PanAgora Asset Management Inc.
260 Franklin Street
22nd Floor
Boston, Massachusetts 02110

Principal Global Investors, LLC
801 Grand Avenue
Des Moines, Iowa 50392

Quantitative Management Associates LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Record Currency Management Limited
1st Floor, Morgan House
Madeira Walk
Windsor, Berkshire SL4 1EP, United Kingdom

Rexiter Capital Management Limited
80 Cannon Street
London EC4N 6HL, United Kingdom

Robeco Investment Management, Inc.
909 Third Avenue
New York, New York 10022

Security Capital Research & Management Incorporated
10 South Dearborn Street, Suite 1400
Chicago, Illinois 60603

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Smith Breeden Associates, Inc.
280 South Magnum Street, Suite 301
Durham, North Carolina 27701

SSgA Funds Management, Inc.
1 Lincoln Street
Boston, Massachusetts 02111

Stone Harbor Investment Partners LP
31 West 52nd Street
New York, New York 10019

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Wells Capital Management, Inc.
525 Market Street, 10th Floor
San Francisco, California 94105

Western Asset Management Company
385 East Colorado Boulevard, 6th Floor
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A 2EN
United Kingdom

Item 29.  Management Services:

None.

Item 30.  Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers or Shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 38 to Registration Statement No. 033-58041 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 26th day of September, 2008.

SEI INSTITUTIONAL INVESTMENTS TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher

  President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

	* Rosemarie B. Greco	Trustee	September 26, 2008

	* William M. Doran	Trustee	September 26, 2008

	* George J. Sullivan, Jr.	Trustee	September 26, 2008

	* James M. Storey	Trustee	September 26, 2008

	/S/ ROBERT A. NESHER Robert A. Nesher	Trustee	September 26, 2008

	* Nina Lesavoy	Trustee	September 26, 2008

	* James M. Williams	Trustee	September 26, 2008

	* Mitchell A. Johnson	Trustee	September 26, 2008

	* Hubert L. Harris, Jr.	Trustee	September 26, 2008

	/S/ ROBERT A. NESHER Robert A. Nesher	President & Chief Executive Officer	September 26, 2008

	/S/ STEPHEN F. PANNER Stephen F. Panner	Controller & Chief Financial Officer	September 26, 2008

*By:	/s/ Robert A. Nesher Robert A. Nesher Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(105)	Investment Sub-Advisory Agreement dated August 1, 2008 between SIMC and Legg Mason Capital Management, Inc. with respect to the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds is filed herewith.

EX-99.B(d)(109)	Investment Sub-Advisory Agreement dated September 12, 2008 between SIMC and Neuberger Berman Management Inc. with respect to the Small Cap Fund is filed herewith.

EX-99.B(i)	Opinion and Consent of Counsel is filed herewith.

EX-99.B(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

EX-99.B(p)(1)	The Code of Ethics for SEI Investments Management Corporation is filed herewith.

EX-99.B(p)(12)	The Code of Ethics for Martingale Asset Management, L.P., dated August 18, 2008, is filed herewith.

EX-99.B(p)(51)	The Code of Ethics for Neuberger Berman Management Inc., dated September 2006, is filed herewith.